AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2018.

FILE NO. 333-114401

811-21433

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST EFFECTIVE AMENDMENT NO. 23

TO THE

FORM S-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF

SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON

FORM N-8B-2

A.                      Exact name of trust: Hartford Life Insurance Company Separate Account Twelve

B.                      Name of depositor: Hartford Life Insurance Company

C.                      Complete address of depositor’s principal executive offices:

P.O. Box 2999

Hartford, CT 06104-2999

D.                      Name and complete address of agent for service:

Christopher M. Grinnell, Esq.

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

It is proposed that this filing will become effective:

☐                                    immediately upon filing pursuant to paragraph (b) of Rule 485

☒                                  on May 1, 2018 pursuant to paragraph (b) of Rule 485

☐                                    60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐                                    on              pursuant to paragraph (a)(1) of Rule 485

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.                       Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant will register an indefinite amount of securities.

F.                        Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

PART I

Group Variable Funding Agreements

Separate Account Twelve

Hartford Life Insurance Company

Administered by Massachusetts Mutual Life Insurance Company

This Prospectus describes information you should know before you purchase or become a Participant under a group variable funding agreement (the "Contract" or "Contracts"). Please read it carefully before you purchase or become a Participant under the Contract. We no longer sell the Contract. However, we continue to administer existing Contracts. The Contract provides for accumulation of Participant Account value and Settlement Option on a single or installment payment basis.

Hartford Life Insurance Company issues the Contracts for use as an investment vehicle for certain employee retirement or welfare benefit plans and certain other plans or programs.

You or Participants allocate your plan Contribution to "Sub-Accounts." Sub-Accounts are subdivisions of our Separate Account that we establish to keep your Contract assets separate from our company assets. The Sub-Accounts purchase shares of underlying mutual funds ("Funds") that have investment strategies ranging from conservative to aggressive. You choose the Sub-Accounts that meet your investment goals and risk tolerance. For more information on the underlying Funds see the section entitled "The Funds".

The underlying Funds are retail mutual funds that are available to the public. Because your Contributions purchase Sub-Accounts, you do not invest directly in any of the underlying Funds.

You or Participants may also allocate some or all of your Contributions to the General Account option which pays interest at a rate that is guaranteed for a certain period of time. The General Account option has certain restrictions. The General Account option and these restrictions are not described in this Prospectus. The General Account option is not required to be registered with the Securities and Exchange Commission ("SEC"). Amounts allocated to the General Account option are not segregated from our company assets like the assets of the Separate Account.

If you decide to become a Contract Owner or a Participant, you should keep this Prospectus for your records.

Although we file the Prospectus with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this Prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense.

This Prospectus can also be obtained from the SEC's website (http://www.sec.gov).

This Contract IS NOT:

t  A bank deposit or obligation

t  Federally insured

t  Endorsed by any bank or governmental agency

This Contract is not available for sale in all states.

Prospectus Dated: May 1, 2018

DEFINITIONS

Accumulation Units: If you allocate your Contribution to any of the Sub-Accounts, we will convert those payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of Participant Accounts invested in the Sub-Accounts.

Administrative Office: Our overnight mailing address is: 100 Bright Meadow Blvd., Enfield, CT 06082-1981. Our standard mailing address is: MassMutual U.S. Workplace Solutions, P.O. Box 1583, Hartford, Connecticut 06144-1583.

Code: The Internal Revenue Code of 1986, as amended.

Contract Owner or you: The Employer or entity owning the Contract.

Contract Year: A period of 12 months beginning with the effective date of the Contract or with any anniversary of the effective date.

Contributions: Amounts paid to us by the Contract Owner for investment in a Contract.

Employer: An employer maintaining a retirement or welfare benefit plan or similar plan or program for its employees.

General Account: Our General Account that consists of all of our company assets, including any money you have invested in the General Account option. The assets in the General Account are available to the creditors of Hartford.

Hartford, we or us: Hartford Life Insurance Company.

Investment Choice: Any of the Sub-Accounts or the General Account option.

Participant: Any employee or former employee of an Employer or other individual with a Participant Account under a Contract.

Participant Account: An account under a Contract to which General Account values and Sub-Account Accumulation Units are allocated on behalf of a Participant.

Plan: An employee benefit plan or similar program that invests in a Contract.

Premium Tax: The tax or amount of tax, if any, charged by a state, federal, or other governmental entity on Contributions or Contract values.

Sub-Account Value: The value determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit value for that Sub-Account.

Surrender: Any withdrawal of Contract values.

Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

FEE TABLES

The following tables describe the fees and expenses that you will pay when purchasing, owning and Surrendering the Contract.

This table describes the fees and expenses that you will pay at the time that you purchase the Contract or Surrender the Contract. Charges for state Premium Taxes may also be deducted when you make Contributions to the Contract or upon Surrender.

Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Contributions)	None
Contingent Deferred Sales Charge (as a percentage of amounts Surrendered)	None

This table describes the fees and expenses that you will pay periodically and on a daily basis during the time that you own the Contract or have a Participant Account under the Contract, not including fees and expenses of the underlying Funds.

Annual Maintenance Fee	None
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value)	None
Total Separate Account Annual Expenses	None

This table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract or have a Participant Account under the Contract. More details concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from Sub-Account assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.71%	1.50%

The BlackRock LifePath® Dynamic Retirement Funds are referred to as "fund of funds," and each diversifies its assets by investing in shares of several other underlying Funds (as described in the underlying Fund prospectus). In general, each Fund will indirectly bear a pro rata share of fees and expenses incurred by the underlying Funds in which the Fund is invested.

The next table shows the Total Annual Fund Operating Expenses for each underlying Fund as of its year end. Actual fees and expenses for the underlying Funds vary daily. As a result, the fees and expenses for any given day may be greater or less than the Total Annual Fund Operating Expenses listed below. More details concerning each underlying Fund's fees and expenses is contained in the prospectus for each Fund. The information presented, including any expense reimbursement arrangements, is based on publicly-available information and is qualified in its entirety by the then current prospectus for each underlying Fund. These expenses may vary from year to year.

Annual Fund Operating Expenses
As of the Fund's Year End

(As a percentage of average daily net assets)

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
AB International Value Fund — Class A	0.750%	0.250%	0.500%	N/A	1.500%	N/A	1.500%
American Century U.S. Government Money Market Fund — Class A	0.450%	0.250%	0.010%	N/A	0.710%	N/A	0.710%
American Funds The Growth Fund of America® — Class R3	0.270%	0.500%	0.210%	N/A	0.980%	N/A	0.980%

Underlying Fund:	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver
BlackRock LifePath® Dynamic 2020 Fund — Investor A Shares	0.350%	0.250%	0.360%	0.260%	1.220%	0.310%	0.910%
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares	0.350%	0.250%	0.360%	0.260%	1.220%	0.310%	0.910%
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares	0.350%	0.250%	0.360%	N/A	0.960%	0.310%	0.910%
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares	0.350%	0.250%	0.370%	0.260%	1.230%	0.320%	0.910%
Calvert Equity Fund — Class A	0.620%	0.250%	0.190%	0.020%	1.080%	N/A	1.080%
Goldman Sachs Mid Cap Value Fund — Class A	0.710%	0.250%	0.200%	N/A	1.160%	N/A	1.160%
Hotchkis and Wiley Large Cap Value Fund — Class A	0.750%	0.250%	0.240%	N/A	1.240%	N/A	1.240%
Invesco Comstock Fund — Class A	0.380%	0.250%	0.270%	N/A	0.840%	N/A	0.840%
Invesco Equity and Income Fund — Class A	0.350%	0.250%	0.200%	0.010%	0.810%	0.010%	0.800%
Lord Abbett Value Opportunities Fund — Class A	0.710%	0.250%	0.190%	N/A	1.150%	N/A	1.150%
PIMCO Total Return Fund — Class A	0.550%	0.250%	0.050%	N/A	0.850%	N/A	0.850%
Victory Diversified Stock Fund — Class A	0.650%	0.250%	0.150%	N/A	1.050%	N/A	1.050%

The Hartford Mutual Funds II, Inc.

The Hartford Growth Opportunities Fund — Class A	0.710%	0.250%	0.160%	N/A	1.120%	N/A	1.120	%(1)
The Hartford SmallCap Growth Fund — Class A	0.710%	0.250%	0.250%	0.010%	1.220%	N/A	1.220	%(1)

The Hartford Mutual Funds, Inc.

Hartford Global Equity Income Fund — Class A	0.750%	0.250%	0.330%	N/A	1.330%	0.080%	1.250	%(1)
The Hartford Balanced Fund — Class A	0.670%	0.250%	0.230%	N/A	1.150%	N/A	1.150	%(1)
The Hartford Capital Appreciation Fund — Class A	0.660%	0.250%	0.180%	N/A	1.090%	N/A	1.090	%(1)
The Hartford Dividend and Growth Fund — Class A	0.610%	0.250%	0.160%	N/A	1.020%	N/A	1.020	%(1)
The Hartford Healthcare Fund — Class A	0.850%	0.250%	0.180%	0.010%	1.290%	N/A	1.290	%(1)
The Hartford International Opportunities Fund — Class A	0.680%	0.250%	0.260%	0.010%	1.200%	N/A	1.200	%(1)
The Hartford Small Company Fund — Class A	0.790%	0.250%	0.300%	0.010%	1.350%	N/A	1.350	%(1)

Notes

(1)  Hartford Funds Management Company, LLC (the Investment Manager) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 1.40% (Class A), This contractual arrangement will remain in effect until February 28, 2019 unless the Board of Directors of The Hartford Mutual Funds, Inc. approves its earlier termination.

EXAMPLE

This Example below is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable contracts. The Example reflects a deduction for the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract.

The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, Hartford assumes a Participant Account value of $10,000 to illustrate the charges that would be deducted.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you Surrender your Contract at the end of the applicable time period				If you do not Surrender your Contract
1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
$154	$477	$824	$1,801	$154	$477	$824	$1,801

CONDENSED FINANCIAL INFORMATION

When Contributions are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Contributions, minus any Premium Taxes, by the Accumulation Unit value for that day. For more information on how Accumulation Unit values are calculated see "How do I know what my Participant Account is worth?".

Available Information

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this Prospectus, visiting our website at www.massmutual.com/govnp or visiting the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

SUMMARY

What are the Contracts?

The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

•  certain employee retirement or welfare benefit plans,

•  plans or programs of governmental entities,

•  the activities of certain organizations exempt from tax under section 501(c) of the Code, or

•  programs of certain institutions with assets in excess of 25 million dollars.

We no longer sell the Contract. However, we continue to administer the Contract and we continue to accept Contributions to existing Contracts.

What type of sales charge will I pay?

You don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a Contingent Deferred Sales Charge when you partially or fully Surrender the Contract.

What charges will I pay on an annual basis?

You pay the following charges each year:

•  Annual Fund Operating Expenses — These are charges for the Funds. See the Annual Fund Operating Expenses table for more complete information and the underlying Fund's prospectuses.

Is there a deduction for Premium Taxes?

We currently do not deduct for the payment of any Premium Taxes levied against us by a state or other government entity. We reserve the right to deduct Premium Taxes imposed on us and required by a state or other government entity. Premium Tax rates vary by state or municipality and currently ranges from 0% – 3.5%.

Can I withdraw money from the Contract?

The Contract Owner can withdraw all or part of the amounts invested under the Contract at any time. We call withdrawals from the Contract "Surrenders."

·  We pay Surrenders under the available Settlement Options.

What are the available Settlement Options?

We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

•  Payment in a single sum.

•  Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance related information concerning its Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance. The Funds available through this Separate Account are retail mutual funds that publish performance related information in newspapers, magazines, the internet and other media. Performance information published by a retail mutual fund will be the same as the performance published by the Separate Account when there are no fees or expenses charged by the Separate Account.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the Sub-Account's inception into the Separate Account for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Fund Operating Expenses.

A Separate Account may also advertise non-standard total returns that pre-date the inception date of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return calculations reflect a deduction for Total Fund Operating Expenses.

If applicable, a Sub-Account may advertise yield in addition to total return. The yield will be computed in the following manner: the net investment income per unit earned during a recent 30 day period is divided by the unit value on the last day of the period.

A money market Sub-Account may advertise yield and effective yield. The yield of the Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is assumed to be reinvested in Sub-Account units and thus compounded in the course of a 52-week period.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

HARTFORD LIFE INSURANCE COMPANY

Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in every state as well as the District of Columbia. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Hartford, Connecticut; however, our mailing address is P.O. Box 1583, Hartford, CT 06144-1583. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

On January 1, 2013, Hartford entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") to re-insure the obligations of Hartford under the Contracts and to provide administration of the Contracts.

On December 3, 2017, a Stock and Asset Purchase Agreement (the "Purchase Agreement") was entered into by and among Hartford Holdings, Inc. ("HHI") and its parent company, The Hartford Financial Services Group, Inc. ("HFSG"), Hopmeadow Acquisition, Inc. ("Buyer"), Hopmeadow Holdings, LP ("Buyer Parent") and Hopmeadow Holdings GP LLC ("Buyer Parent GP"), pursuant to which HHI agreed to sell all of the issued and outstanding equity of Hartford Life, Inc. ("HLI"), the parent of Hartford Life Insurance Company ("HLIC") and its indirect wholly owned subsidiary, Hartford Life and Annuity Insurance Company, to Buyer (the "Talcott Resolution Sale Transaction"). Buyer, Buyer Parent and Buyer Parent GP are funded by a group of investors (the "Investor Group") led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. HHI will also be a member of the Investor Group.

The closing of the Talcott Resolution Sale Transaction is subject to regulatory approvals, and the satisfaction of other closing conditions. MassMutual will continue to administer and provide all contractual benefits under the Contracts. The terms, features and benefits of your insurance contract will NOT change as a result of the Sale. The Talcott Resolution Sale Transaction is expected to close in the first half of 2018.

Additional information regarding the Talcott Resolution Sale Transaction can be found on The Hartford's* website at https://ir.thehartford.com and in Current Reports on Form 10-K filed by HFSG on February 23, 2018 and by HLIC on March 1, 2018 with the Securities and Exchange Commission.

*  The Hartford Financial Services Group, Inc., (NYSE: HIG) operates through its subsidiaries under the brand name, The Hartford, and is headquartered in Hartford, Conn.

THE SEPARATE ACCOUNT

We set aside and invest assets of some of our annuity contracts, including this Contract in the Separate Account. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or Hartford. The Separate Account meets the definition of "separate account" under federal securities law. The Separate Account holds only assets for variable funding agreements. The Separate Account:

•  Holds assets for the benefit of Contract Owners, and the persons entitled to the payments described in the Contract.

•  Is not subject to the liabilities arising out of any other business Hartford may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•  Is not affected by the rate of return of Hartford's General Account or by the investment performance of any of Hartford's other separate accounts.

•  May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other contracts offered by the Separate Account which are not described in this Prospectus.

•  Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds.

We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Participant Account will equal the total of the Contributions made to your Participant Account.

Separate Account Twelve was established on September 15, 2003.

THE FUNDS

The Separate Account is divided into "Sub-Accounts." Each Sub-Account invests in an underlying Fund. You choose the Funds that fit your investment goals and risk tolerance. Each Fund has its own investment objective, so each Fund is subject to different risks and expenses. For more complete information about each Fund, including risks and expenses, call us at 1-800-528-9009 to obtain each underlying Fund's prospectus. Before investing, you should carefully read each underlying Fund's prospectus along with this Prospectus.

We do not guarantee the investment results of any of the underlying Funds. The Funds may not be available in all states or in all Contracts.

The Funds are retail mutual funds that are also directly available to the public without a Separate Account. If you were to purchase these Funds directly from a broker or mutual fund company, you would not incur the expenses of the Separate Account.

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
RETAIL MUTUAL FUNDS:
AB International Value Fund — Class A	Long-term growth of capital.	AllianceBernstein, L.P.
American Century U.S. Government Money Market Fund — Class A†	Seeks current income while maintaining liquidity and preserving capital.	American Century Investment Management, Inc.
American Funds The Growth Fund of America® — Class R3	Seeks to provide growth of capital.	Capital Research and Management Company
Closed to Contracts issued on or about 5/11/2007.
BlackRock LifePath® Dynamic 2020 Fund — Investor A Shares	To seek to provide for retirement outcomes based on quantitatively measured risk.	BlackRock Fund Advisors

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
BlackRock LifePath® Dynamic 2030 Fund — Investor A Shares	To seek to provide for retirement outcomes based on quantitatively measured risk.	BlackRock Fund Advisors
BlackRock LifePath® Dynamic 2040 Fund — Investor A Shares	To seek to provide for retirement outcomes based on quantitatively measured risk.	BlackRock Fund Advisors
BlackRock LifePath® Dynamic Retirement Fund — Investor A Shares	To seek to provide for retirement outcomes based on quantitatively measured risk.	BlackRock Fund Advisors
Calvert Equity Fund — Class A	Seeks growth of capital through investment in stocks believed to offer opportunities for potential capital appreciation.	Calvert Research and Management Sub-advised by Atlanta Capital Management Company, LLC.
Formerly Calvert Equity Portfolio — Class A
Goldman Sachs Mid Cap Value Fund—Class A	Seeks long-term capital appreciation.	Goldman Sachs Asset Management, L.P.
Hotchkis and Wiley Large Cap Value Fund—Class A	Current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
Invesco Comstock Fund—Class A	Seeks capital growth and income.	Invesco Advisers, Inc.
Invesco Equity and Income Fund—Class A	Seeks current income and secondly capital appreciation.	Invesco Advisers, Inc.
Lord Abbett Value Opportunities Fund—Class A	Seeks long-term capital appreciation.	Lord, Abbett & Co. LLC
PIMCO Total Return Fund—Class A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC
Victory Diversified Stock Fund — Class A	Provide long-term growth of capital.	Victory Capital Management Inc.
The Hartford Mutual Funds II, Inc.
The Hartford Growth Opportunities Fund — Class A	Seeks capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Small Cap Growth Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Mutual Funds, Inc.
Hartford Global Equity Income Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Balanced Fund — Class A	Seeks long-term total return.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Capital Appreciation Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP

Sub-Account	Investment Objective Summary	Investment Adviser/Sub-Adviser
The Hartford Dividend and Growth Fund — Class A	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Healthcare Fund — Class A	Seeks long-term capital appreciation.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
Closed to Contracts issued on or about 5/1/2006.
The Hartford International Opportunities Fund — Class A	Seeks long-term growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP
The Hartford Small Company Fund — Class A	Seeks growth of capital.	Hartford Funds Management Company, LLC Sub-advised by Wellington Management Company LLP

Notes

†  In a low interest rate environment, yields for money market Sub-Accounts, after deduction of Contract charges, may be negative even though the underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Participant Account value to a money market Sub-Account or participate in an Asset Allocation Program where Participant Account value is allocated to a money market Sub-Account, that portion of the value of your Participant Account value may decrease in value.

Voting Rights: We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•  Notify the Contract Owner of any Fund shareholders' meeting if the shares held for the Contract may be voted;

•  Send proxy materials and a form of instructions to the Contract Owner that may be used to tell us how to vote the Fund shares held for the Contract;

•  Arrange for the handling and tallying of proxies received from Contract Owners;

•  Vote all Fund shares attributable to a Contract according to instructions received from the Contract Owner; and

•  Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

Voting all Fund shares for which no voting instructions are received in the same proportion as shares for which voting instructions have been received may result in a small number of Contract Owners determining the outcome of a proposal subject to a shareholder vote.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. Contract Owners may attend any shareholder meeting at which shares held for their Contract may be voted.

Substitutions, Additions, or Deletions of Funds — We may, subject to any applicable law, make certain changes to the Funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds will be made available to existing Contract Owners as we determine appropriate. We may also close one or more Funds to additional Contributions or transfers from existing Sub-Accounts.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

Fees and Payments Received by Hartford from the Fund Families: On January 1, 2013, Hartford entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company ("MassMutual") to reinsure the obligations of Hartford under the Contracts and to provide all of the administrative services necessary to support the Contracts. In this role, MassMutual receives all charges, fees, payments and compensation described in this Prospectus as payable to Hartford for the services provided in respect of the Contracts. Additionally, MassMutual and its affiliates are responsible for marketing and selling the Contracts and for paying sales commissions and other compensation to financial intermediaries for sales and marketing activities related to the Contracts. We want you to know that Hartford receives substantial fees and payments with respect to the underlying Funds that are offered as Sub-Accounts to your plan through the Contract. These types of fees and payments are sometimes called "revenue sharing" payments. We consider these fees and payments, among a number of other factors, when deciding to include a fund to the menu of Funds that we offer through the Contract. All of the underlying Funds on the overall menu make payments to Hartford or an affiliate. We receive these fees and payments under agreements between Hartford and the principal underwriters, transfer agents, investment advisers and/or other entities related to the Funds in amounts up to 0.65% of assets invested in a fund. These fees and payments may include asset based sales compensation and service fees under distribution and/or servicing plans adopted by funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. MassMutual expects to make a profit on the amount of the fees and payments that exceed MassMutual's own expenses, including our expenses of paying compensation to broker-dealers, financial institutions and other persons for selling the Contracts.

We also want you to understand that not all fund families pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of the fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on which variable investment options your plan selects.

For Example:

As one of its selected investment options in its Contract, the Any Company Retirement Plan maintains an average balance of $100,000 in an investment option investing in shares of a hypothetical mutual fund during the year. If the Fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.50% of assets annually, and the Fund's transfer agent pays Hartford an administrative service fee at a rate of 0.25% of assets annually, Hartford would receive $500 in 12b-1 fees and $250 in administrative service fees, for a total of $750 for that year due to the plan's investment in the Fund.

If the plan maintained an average balance of $100,000 in an investment option investing in a different Fund during the year where that Fund's principal underwriter pays Hartford a Rule 12b-1 fee at a rate of 0.25% of assets annually, and the Fund's transfer agent pays Hartford an administrative services fee at a rate of $12 per plan Participant Account invested in the investment option investing in the Fund, and there are 20 participants with an account balance invested in that investment option, Hartford would receive $250 in 12b-1 fees and $240 in administrative service fees, for a total of $490 for that year due to the plan's investment in the Fund.

You should also know that the principal underwriters of certain funds have chosen to offer for sale, and Hartford has selected fund share classes with asset based sales charges and/or service fees that may or may not be higher than other available share classes of the same fund. As a result of any higher asset based fees and charges paid by investors in such share classes, the amount of fees and payments that might otherwise need to be paid by such fund principal underwriters or their affiliates to Hartford would decrease.

Some of the Sub-Accounts available in the Contract invest in funds that are part of our own and MassMutual affiliated family of funds. In addition to any fees and payments Hartford and MassMutual may receive with respect to those funds, one or more of our and MassMutual affiliates receives compensation from the Funds, including among other things a management fee and 12b-1 fees from the Funds.

For information on which underlying Funds pay Hartford such fees and at what level, please visit our website at www.massmutual.com/govnp or call 1-800-528-9009. Written information will be provided upon request.

Endorsement/Sponsorship Fees Paid By Hartford: MassMutual, as administrator for the Hartford Contracts, has entered into a sponsorship arrangement with the Florida Police Benevolent Association ("Florida PBA"). Under the

arrangement, MassMutual pays sponsorship fees to the Florida PBA, which allows MassMutual to advertise its retirement products and services to Florida PBA member organizations and individuals.

GENERAL ACCOUNT OPTION

Important information you should know: The portion of the Contract relating to the General Account option is not registered under the Securities Act of 1933 ("1933 Act") and the General Account option is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Neither the General Account option nor any interest in the General Account option is subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the Securities and Exchange Commission has not reviewed the disclosure regarding the General Account option.

The General Account option is part of our General Account that includes our company assets. Contributions and Contract values allocated to the General Account are available to our general creditors.

Declared Rate of Interest: We credit interest on Contributions made to the General Account at a rate we declare for any period of time that we determine. We may change the declared interest rate from time to time at our discretion.

Guaranteed Rate of Interest: We guarantee a minimum rate of interest. The declared interest rate will not be less than the minimum guaranteed rate of interest.

Surrenders and Transfers: We generally process Surrenders and transfers from the General Account option within a reasonable period of time after we receive a Surrenders request at our Administrative Office. However, under certain conditions, transfers from the General Account option may be limited or deferred. Surrenders may be subject to a market value adjustment and may be deferred.

The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

CONTRACT CHARGES

Sales Charges

We do not assess any sales charges. This means you don't pay a sales charge at the time Contributions are made to the Contract and we don't charge you a contingent deferred sales charge when you partially or fully Surrender the Contract.

Premium Taxes

We reserve the right to deduct a charge for Premium Tax imposed on us by a state or other governmental entity. Certain states and municipalities impose a Premium Tax. In some cases, Premium Taxes are deducted at the time purchase payments are made; in other cases Premium Tax is assessed at the time of Surrender. We will pay Premium Taxes at the time imposed under applicable law. At our sole discretion, we may deduct Premium Taxes at the time we pay such taxes to the applicable taxing authorities, or at the time the Contract is Surrendered.

Charges against the Funds

The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees and operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the underlying Funds' prospectuses.

Plan Related Expenses

The Contract Owner may direct us to deduct amounts from the assets under a Contract to pay certain administrative expenses or other Plan related expenses including, but not limited to, fees to consultants, auditors, counsel, Hartford and other Plan service providers. We will deduct and pay such amounts to the Contract Owner or as directed by the Contract Owner.

THE CONTRACTS

The Contracts Offered

The Contracts are group variable funding agreements. They are issued for use as an investment vehicle for:

•  certain employee retirement or welfare benefit plans,

•  plans or programs of governmental entities,

•  the activities of certain organizations exempt from tax under section 501(c) of the Code, or

•  programs of certain institutions with assets in excess of 25 million dollars.

The Contracts invest in publicly available Funds through the Separate Account. The Contracts provide no additional tax benefits and do not provide tax deferral with respect to any earnings of the underlying Funds.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the U.S. Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your Participant Account being considered abandoned property under state law (unless preempted by ERISA), and remitted to the applicable state.

Pricing and Crediting of Contributions

We credit initial Contributions to a Participant Account within two Valuation Days of our receipt of a properly completed application or an order request and the initial Contribution at our Administrative Office.

If the application or other information accompanying the initial Contribution is incomplete when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Contribution and explain why it could not be processed or keep the Contribution if you authorize us to keep it until the necessary information is provided.

Subsequent Contributions to a Participant Account that are received prior to the close of the New York Stock Exchange will be invested on the same Valuation Day. Subsequent Contributions to a Participant Account that are received on a Non-Valuation Day or after the close of the New York Stock Exchange will be invested on the next Valuation Day.

May I make changes in the amounts of my Contribution?

Yes. If the plan adopted by the Contract Owner so provides, the Contract permits the allocation of Contributions in multiples of 1% among the Sub-Accounts. The minimum amount that may be allocated to any Sub-Account shall not be less than $10. Such changes must be requested in the form and manner prescribed by us.

Can you transfer from one Sub-Account to another?

During those phases of your Contract when transfers are permissible, you may make transfers between Sub-Accounts according to the following policies and procedures, as they may be amended from time to time.

What is a Sub-Account Transfer?

A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Participant Account value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it is received in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

What Happens When you Request a Sub-Account Transfer?

Many Participants request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub-Account. In addition, some Participants allocate Contributions to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Participants' "transfer-out" requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or Contributions allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Participants' "transfer-in" requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Sub-Account for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund within our accounts rather than buy new shares or sell shares of the Fund.

For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Participants and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

What Restrictions Are There on your Ability to Make a Sub-Account Transfer?

First, you may make only one Sub-Account transfer request each day. We limit each Participants to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Participant Account value more than once a Valuation Day.

For Example:

•  If the only transfer you make on a day is a transfer of $10,000 from one Sub-Account into another Sub-Account, it would count as one Sub-Account transfer.

•  If, however, on a single day you transfer $10,000 out of one Sub-Account into five other Sub-Accounts (dividing the $10,000 among the five other Sub-Accounts however you chose), that day's transfer activity would count as one Sub-Account transfer.

•  Likewise, if on a single day you transferred $10,000 out of one Sub-Account into ten other Sub-Accounts (dividing the $10,000 among the ten other Sub-Account however you chose), that day's transfer activity would count as one Sub-Account transfer.

•  Conversely, if you have $10,000 in Participant Account value distribution among 10 different Sub-Accounts and you request to transfer the Participant Account value in all those Sub-Accounts into one Sub-Account, that would also count as one Sub-Account transfer.

•  However, you cannot transfer the same Participant Account value more than once in one day. That means if you have $10,000 in a money market fund Sub-Account and you transfer all $10,000 into a stock fund Sub-Account, on that same day you could not then transfer the $10,000 out of the stock fund Sub-Account into another Sub-Account.

Second, you are allowed to submit a total of 20 Sub-Account transfers each Calendar Year (the "Transfer Rule") by U.S. Mail, Voice Response Unit, internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We may aggregate a Contract Owner's Contracts or a Participant's Participant Accounts for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or dollar cost averaging program. Reallocations made based on an underlying Fund merger or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

Third, policies have been designed to restrict excessive Sub-Account transfers. You should not purchase or become a Participant under this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase or become a Participant under this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:

Fund Trading Policies

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to an underlying Fund's trading policy. Please refer to each Fund's prospectus for more information. transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances Fund trading policies do not apply or may be limited. For instance:

•  Certain types of financial intermediaries may not be required to provide us with shareholder information.

•  "Excepted funds" such as money market funds and any underlying Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•  A Fund can decide to exempt categories of Contract Owners whose contracts are subject to inconsistent trading restrictions or none at all.

•  Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a result of any deduction of charges or fees under a Contract; or (iv) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals, surrenders, or retirement plan contributions.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading activities. For instance,

•  Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•  Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•  These policies apply only to individuals and entities that own or are Participants under this Contract. However, the Funds that make up the Sub-Accounts of this Contract are available for use with many different variable life insurance policies, variable annuity products and funding agreements, and they are offered directly to certain qualified retirement plans. Some of these products and plans may have different or less restrictive transfer rules or no transfer restrictions at all.

•  In some cases, we are unable to count the number of Sub-Account transfers requested by Participants or enforce the Transfer Rule because we do not keep Participant Account records for a Contract. In those cases, the Participant Account records and Participant Sub-Account transfer information are kept by the Contract Owner or its third party service provider. These Contract Owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How are you affected by frequent Sub-Account Transfers?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Participant Account. This may also lower the Death Benefit paid to your Beneficiary or lower annuity payouts for your payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we cannot reach a mutually acceptable agreement on how to treat an investor who, in an Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all Participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

General Account Option Transfers

You may make transfers out of the General Account Option to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). For Contracts issued or amended on or after May 1, 1992:

•  Transfers of assets presently held in the General Account option, or which were held in the General Account option at any time during the preceding three months, to any account that we determine is a competing account, are prohibited.

•  Similarly, transfers of assets presently held in any account during the preceding three months, that we determine is a competing account, to the General Account option, are prohibited.

In addition, we may limit the maximum amount transferred or Surrendered from the General Account option under a Participant Account if the amount of any transfer or Surrender from the General Account option, when added to the sum of all transfers and Surrenders from the General Account during the preceding twelve months exceeds 12% of the General Account values twelve months earlier.

These restrictions apply to all transfers from the General Account Option, including all systematic transfers and Dollar Cost Averaging Programs.

As a result of these limitations, it may take a longer period of time (i.e., several years) to move Participant Account values in the General Account Option to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.

Telephone and Internet Transfers

Transfer instructions received by telephone on any Valuation Day before the end of any Valuation Day will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.

Telephone or internet transfer requests may be cancelled via the internet or by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners and Participants provide certain identifying information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

Fraud

Four Simple Steps to Safeguard Your Account Against Fraud

We take protection of our Contract Owners and Participants accounts and information seriously. With the number of security breaches on the rise, it is a good time to remind you to increase your awareness and protect yourself from fraud. We recommend four easy ways you can help protect yourself and your investments.

1.  Strengthen Your Password

A strong password is your primary line of defense, which is why criminals attempt to acquire them. Passwords should be complex and difficult to guess. In order to ensure their ongoing effectiveness, passwords should be changed on a regular basis.

2.  Keep Your Information Current

Make sure your contact information, including mailing address, email address and phone number is up to date with us. This will ensure that you receive your important documents.

3.  Be Aware

Learn to recognize phishing emails, suspicious phone calls and texts from individuals posing as legitimate organizations, such as a bank, credit card company and government agencies. Do not click on links or download attachments from unknown sources.

4.  Review Your Participant Account Statements and Notify Law Enforcement of Suspicious Activity

As a precautionary measure, we recommend that you remain vigilant by reviewing your Participant account statements and credit reports closely. If you detect any suspicious activity on an account, you should promptly notify the financial institution or company with which the account is maintained. You also should promptly report any fraudulent activity or suspected incidence of identity theft to proper law enforcement authorities or the Federal Trade Commission (FTC).

To file a complaint with the FTC, you may do so at www.ftc.gov/idtheft or call 1-877-ID-THEFT (877-438-4338). The FTC mailing address is 600 Pennsylvania Ave. NW, Washington, DC 20580. Complaints filed with the FTC will be added to the FTC's Identity Theft Data Clearinghouse, which is a database made available to law enforcement agencies.

Obtain a Copy of Your Credit Report

You may obtain a free copy of your credit report from each of the three major credit reporting agencies once every 12 months by visiting www.annualcreditreport.com, calling toll-free 877-322-8228, or by completing an Annual Credit Report Request Form (found on the website) and mailing it to Annual Credit Report Request Service, P.O. Box 105281, Atlanta, GA 30348.

Or you can elect to purchase a copy of your credit report by contacting one of the three national credit reporting agencies. Contact information for the three national credit reporting agencies is provided below:

Equifax (800) 685-1111 www.equifax.com P.O. Box 740241 Atlanta, GA 30374	Experian (888) 397-3742 www.experian.com P.O. Box 2002 Allen, TX 75013	Transunion (800) 888-4213 www.transunion.com P.O. Box 1000 Chester, PA 19016

Additional Free Resources on Identity Theft

You may wish to review the tips provided by the FTC on how to avoid identity theft. For more information, please visit www.consumer.ftc.gov/topics/privacy-identity or call 1-877-ID THEFT (877-438-4338).

Cyber Security

The operation of the Contracts is highly dependent upon the effective operation of our computer systems and those of our business partners. These systems are potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, cyber-attacks may interfere with our processing of contract transactions, including the processing orders from our website or with the underlying Funds, impact our ability to calculate accumulation unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that we or the underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.

How do I know what a Participant Account is worth?

The Participant Account value reflects the sum of the amounts under the Participant Account allocated to the General Account option and the Sub-Accounts.

There are two things that affect the Sub-Account value: (1) the number of Accumulation Units and (2) the Accumulation Unit value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit value. Therefore, on any Valuation Day the portion of a Participant Account allocated to the Sub-Accounts will reflect the investment performance of the Sub-Accounts and will fluctuate with the performance of the underlying Funds.

Contributions made or Contract values allocated to a Sub-Account are converted into Accumulation Units by dividing the amount of the Contribution or allocation, minus any Premium Taxes, by the Accumulation Unit value for that Valuation Day. The more Contributions or Contract values allocated to the Sub-Accounts under a Participant Account, the more Accumulation Units will be reflected under the Participant Account. The number of Accumulation Units in a Sub-Account will be decreased under a Participant Account by Surrenders or transfers of money out of a Sub-Account.

To determine the current Accumulation Unit value, we take the prior Valuation Day's Accumulation Unit value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Contract Owner chooses one of the following two methods to calculate the Net Investment Factor at the time the Contract Owner purchases the Contract. The value of the Contract will be the same, regardless of the method chosen.

Method One

The Net Investment Factor for each Sub-Account equals:

•  the net asset value per share plus applicable distributions per share of the corresponding Fund at the end of the current Valuation Day; divided by

•  the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

Method Two (NOT AVAILABLE TO CONTRACTS ISSUED IN NEW YORK)

The Net Investment Factor for each Sub-Account equals:

•  the net asset value per share of the corresponding Fund at the end of the current Valuation Day; divided by

•  the net asset value per share of the corresponding Fund at the end of the prior Valuation Day.

Under Method Two, the value of any applicable Fund distributions per share creates additional Accumulation Units.

We will send Participants a statement for each calendar quarter, that tells how many Accumulation Units they have, their value and their total Participant Account value. Participants can also call 1-800-528-9009 to obtain their Participant Account value or, where available, may access their account information through our website at www.massmutual.com/govnp.

How are the underlying Fund shares valued?

The shares of the Fund are valued at net asset value on a daily basis. A complete description of the valuation method used in valuing Fund shares may be found in the underlying Funds' prospectus.

SURRENDERS

Full Surrenders

If you request a full Surrender of your Contract, we will pay you the Surrender Value. The Surrender Value is the Contract value minus any applicable Premium Taxes. The Surrender Value may be more or less than the amount of the Contributions made to the Contract.

Partial Surrenders

You may request a partial Surrender of Contract values at any time before you terminate your Contract.

Settlement Options

We call the available forms of payment in which you can take a Surrender "Settlement Options." We will pay Surrenders according to the Settlement Option that you choose. The following Settlement Options are available:

•  Payment in a single lump sum.

•  Installment payments for a designated period. The frequency of payments and the length of the designated period are determined by mutual agreement between you and us.

How do I request a Surrender?

The Contract Owner or its designee may submit requests for Surrenders. Requests for full Surrenders must be in writing. Requests for a partial Surrenders must be in writing or by electronic file in a format agreed to by us.

We pay Surrenders of amounts in the Sub-Accounts within seven days of receiving your request with complete instructions. However, we may postpone payment of Surrenders invested in the Sub-Accounts whenever (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement, or (d) the SEC determines that an emergency exists to restrict valuation.

We pay the portion of your Surrender Value invested in the General Account option according to the termination provisions in your Contract.

Partial Surrenders from the General Account option may be subject to certain restrictions described in your Contract.

FEDERAL TAX CONSIDERATIONS

What are some of the federal tax consequences that affect these contracts?

A. General

Since the federal tax law is complex, the tax consequences of purchasing this contract will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this contract is right for you.

Our general discussion of the tax treatment of this contract is based on our understanding of federal income tax laws as they are currently interpreted and may apply to this contract. A detailed description of all federal income tax consequences regarding the purchase of this contract cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this contract. Nor do we discuss the tax treatment of distributions from or benefits paid by the plans and organizations that may invest in this contract. For detailed tax information, a prospective purchaser should consult with a qualified tax adviser familiar with its situation.

B. Hartford and the Separate Account

The Separate Account is taxed as part of Hartford, which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. The Sub-Accounts among which the Contract Owner may allocate its Contract Contributions are retail mutual funds that also are directly available to the public without a Separate Account. The Internal Revenue Service (IRS) has consistently ruled that, for federal income tax purposes, a variable contract owner will be treated as the owner of the mutual funds shares when the mutual funds used for sub-accounts for the variable contract are publicly available. See, e.g., Rev. Rul. 2003-91, 2003-33 I.R.B. 347. The U.S. Tax Court recently followed the IRS position and held that a variable contract owner would be treated for federal tax purposes as the owner of the separate account assets. (Webber v. Commissioner, 14 Tax Court No. 17, June 30, 2015). As a result, even though investment income and any realized capital gains on the assets held in the Separate Account may be reinvested automatically, such investment income and capital gain income may be taxable directly to the Contract Owner. A prospective purchaser should consult with a qualified tax adviser familiar with its situation.

C. Contract Purchases by Foreign Entities

Purchasers that are not U.S. residents or entities engaged in a trade or business in the United States generally will be subject to U.S. federal income tax and withholding on U.S. source taxable distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to Hartford. In addition, purchasers may be subject to applicable U.S. state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a contract purchase.

MORE INFORMATION

Can a Contract be modified?

Subject to any federal and state regulatory restrictions, we may modify the Contracts at any time by written agreement between the Contract Owner and us.

On or after the fifth anniversary of any contract we may change, from time to time, any or all of the terms of the Contracts by giving 90 days advance written notice to the Contract Owner, except that the minimum guaranteed interest rate which is applicable at the effective date of a contract, will continue to be applicable.

We may modify the Contract at any time if such modification: (i) is necessary to make the Contract or the Separate Account comply with any law or regulation issued by a governmental agency to which we are subject; or (ii) is necessary to assure continued qualification of the Contract under federal or state laws relating to the Contracts; or (iii) is necessary to reflect a change in the operation of the Separate Account or the Sub-Account(s); or (iv) provides additional Separate Account options; or (v) withdraws Separate Account options. In the event of any such modification we will provide notice to the Contract Owner. Hartford may also make appropriate endorsement in the Contract to reflect such modification.

Can Hartford waive any rights under a Contract?

We may, at our sole discretion, elect not to exercise a right or reservation specified in this Contract. If we elect not to exercise a right or reservation, we are not waiving it. We may decide to exercise a right or a reservation that we previously did not exercise.

How Contracts Are Sold — Effective January 1, 2013, we have entered into a distribution agreement with MML Distributors, LLC ("MMLD") under which MMLD serves as the principal underwriter for the Contracts. MMLD is a subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), the administrator of the Contracts. MMLD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.

MMLD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. The Contracts are sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments made to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract value.

Commissions

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Contribution you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract value. MMLD pays different commissions based on the Contract variation that you buy.

Commission arrangements vary from one Financial Intermediary to another. We and MMLD are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and MMLD and its affiliates based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

Additional Payments

Subject to FINRA and Financial Intermediary rules, MMLD and its affiliates also make additional payments to Financial Intermediaries (who may or may not be affiliated with us) to encourage the sale of this Contract and other contracts that we issue to retirement programs that we or our affiliates offer ("Additional Payments"). Additional Payments are generally based on average net assets (or aged assets) of the contracts or programs attributable to a particular Financial Intermediary, on sales of the contracts or programs attributable to a particular Financial Intermediary, and/or sales expenses. Additional Payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others.

Additional Payments may be used for various purposes, and may take various forms, such as:

•  Payments for access to Registered Representatives and/or Financial Intermediaries, such as through one-on-one wholesaler visits or attendance at national sales meetings or similar events.

•  Payments for inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.

•  Payments for various marketing expenses such as joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; and expenses of generating clients.

•  Payment and support to underlying Fund companies including Fund related wholesaler support, training and marketing activities for certain Funds, and providing sales activity reports.

•  Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting) sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.

•  "Due diligence" payments for a Financial Intermediary's examination of a product; payments for educational training, sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.

•  Occasional meals and entertainment, tickets to sporting events and other gifts.

As of December 31, 2017, MMLD and its affiliates had contractual arrangements to make Additional Payments to the following Financial Intermediaries for the Contracts and other group annuity contracts and funding agreements we issue in connection with retirement plans, as well as other group retirement programs:

Amerprise Financial Services, Inc., Dolan Capital Group, LLC, Group 3 Financial, LLC, Kestra Investment Services, LLC, LPL Financial LLC, Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Smith Barney LLC, NFP Advisors Services, and Retirement Plan Advisory Group.

Inclusion on this list does not imply that these arrangements necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their Financial Intermediary is or should be included in any such listing.

For the fiscal year ended December 31, 2017, Additional Payments for the Contracts and other group annuity contracts and funding agreements issued in connection with retirement plans, as well as other group retirement programs that we or our affiliates offer, did not in the aggregate exceed approximately $2.4 million.

Who is the custodian of the Separate Account's assets?

Hartford is the custodian of the Separate Account's assets.

Are there any material legal proceedings affecting the Separate Account?

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

How may I get additional information?

Inquiries will be answered by calling 1-800-528-9009 or your sales representative or by writing to:

MassMutual U.S. Workplace Solutions
P.O. Box 1583
Hartford, CT 06144-1583

You can also send inquiries to us electronically via the internet through our website at www.massmutual.com/govnp.

GENERAL INFORMATION

Safekeeping of Assets

Hartford holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from Hartford's general corporate assets. Records are maintained of all purchases and redemptions of the underlying Fund shares held in each of the Sub-Accounts.

Experts

The consolidated financial statements of Hartford Life Insurance Company as of December 31, 2017 and 2016, and for each of the three years in the period ended December 31, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is included in the Performance Related Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is CityPlace I, 33rd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.

The financial statements of Hartford Life Insurance Company Separate Account Twelve as of December 31, 2017 and for each of the years or periods then ended presented therein, have been included herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, also included herein, and upon the authority of said firm as experts in accounting and auditing. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Non-Participating

The Contract is non-participating and we pay no dividends.

Principal Underwriter

Effective January 31, 2013, we have entered into a distribution agreement with MML Distributors, LLC ("MMLD") under which MMLD serves as Principal Underwriter for the Contracts, which are offered on a continuous basis. MMLD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). MMLD is an affiliate of Massachusetts Mutual Life Insurance Company ("MassMutual"), the administrator of the Contracts. The principal business address of MMLD is 100 Bright Meadow Blvd., Enfield, CT 06082.

MMLD may, by written notice to us, require that we pay MMLD, underwriting commissions for its services. Currently, we do not pay MMLD underwriting commissions for the Contracts offered through the Separate Account. For 2017, 2016, and 2015, the aggregate dollar amount of underwriting commissions paid to MMLD in its role as principal underwriter was $0.

Additional Payments

As of December 31, 2017, MMLD (or its affiliates) paid Additional Payments to the Financial Intermediaries listed in this Prospectus pursuant to contractual arrangements to make Additional Payments.

PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

Total Return for all Sub-Accounts

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, Hartford uses a hypothetical initial premium payment of $1,000.00.

The formula Hartford uses to calculate standardized total return is P(1+T)n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying Fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above.

Yield for Sub-Accounts

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit value on the last day of the period.

The formula Hartford uses to calculate yield is YIELD = 2[(a – b/cd +1)6 – 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying Fund, "b" represents the expenses accrued for the period, if any, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

Money Market Sub-Accounts

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying Fund. The first step in determining yield is to compute the base period return. Hartford takes a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. Hartford then subtracts an amount equal to the total deductions for the Contract, if any, and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, Hartford then multiplies it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation Hartford uses is:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] – 1.

Additional Materials

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable arrangements, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

Performance Comparisons

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

HV-4824

Report of Independent Registered Public Accounting Firm

Those Charged With Governance
Hartford Life Insurance Company Separate Account Twelve:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the Hartford Life Insurance Company Separate Account Twelve (the Separate Account) as of the date listed in the Appendix, the related statements of operations for each of the years or periods listed in the Appendix, and changes in net assets for each of the years or periods listed in the Appendix, and the related notes including the financial highlights for each of the years or periods in the three-year period ended December 31, 2017 in Note 6 (collectively, the financial statements). The financial highlights for each of the years or periods in the two-year period ended December 31, 2014 were audited by other auditors whose report thereon, dated April 28, 2015, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or periods listed in the Appendix, and the changes in net assets for each of the years or periods listed in the Appendix, and the financial highlights in each of the years or periods in the three-year period ended December 31, 2017 as indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/KPMG LLP

We have served as the Separate Account's auditor since 2015.

Hartford, Connecticut
April 30, 2018

Appendix

Statement of assets and liabilities as of December 31, 2017 the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the three year period then ended.

AB International Value Fund

American Funds The Growth Fund of America®

BlackRock LifePath® Dynamic 2020 Fund

BlackRock LifePath® Dynamic 2030 Fund

BlackRock LifePath® Dynamic 2040 Fund

BlackRock LifePath® Dynamic Retirement Fund

Calvert Equity Fund (1)

Goldman Sachs Mid Cap Value Fund

The Hartford Dividend and Growth Fund

The Hartford International Opportunities Fund

The Hartford Small Company Fund

The Hartford Healthcare Fund

The Hartford Growth Opportunities Fund

The Hartford Capital Appreciation Fund

The Hartford Balanced Fund

The Hartford Small Cap Growth Fund

Hartford Global Equity Income Fund

Hotchkis and Wiley Large Cap Value Fund

Lord Abbett Value Opportunities Fund

PIMCO Total Return Fund

Victory Diversified Stock Fund

Invesco Comstock Fund

Invesco Equity and Income Fund

(1)  See Note 2 to the Financial Statements for the former name of the fund.

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Separate Account Twelve

Hartford Life Insurance Company
Statements of Assets and Liabilities
For the Year Ended December 31, 2017

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account
Assets:
Investments:
Number of shares	2,523	600	1,318	6,932	4,823
Cost	$33,301	$23,791	$20,821	$104,264	$84,766
Maket Value	$37,494	$29,179	$19,445	$95,108	$79,728
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	21	28	33	41	139
Other assets		—	1	2	3
Total assets	37,515	29,208	19,480	95,152	79,867
Liabilities:
Due to Sponsor	23	29	36	49	142
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	3	—	—	—	1
Total liabilities	26	29	36	49	143
Net assets:
For contract liabilities	$37,489	$29,179	$19,444	$95,103	$79,724
Deferred contracts in the accumulation period:
Units owned by participants #	3,931	1,243	1,228	5,876	4,760
Minimum unit fair value #*	$9.51417	$23.46407	$14.75000	$13.72000	$16.53000
Maximum unit fair value #*	$14.86000	$48.63000	$15.83217	$16.37929	$16.74948
Contract liablility	$37,489	$29,179	$19,444	$95,103	$79,724

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

(1)  Formerly Calvert Equity Portfolio, change effective November 6, 2017

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account (1)	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Assets:
Investments:
Number of shares	208	1,385	2,532	65,114	7,736
Cost	$2,136	$55,918	$100,974	$1,430,243	$123,881
Maket Value	$2,020	$59,414	$89,128	$1,679,280	$131,196
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	7	13	50	1,138	24
Other assets	—	1		—	—
Total assets	2,028	59,427	89,178	1,680,418	131,220
Liabilities:
Due to Sponsor	14	22	59	1,138	27
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	—	—	—	1	—
Total liabilities	14	22	59	1,139	27
Net assets:
For contract liabilities	$2,014	$59,405	$89,119	$1,679,279	$131,193
Deferred contracts in the accumulation period:
Units owned by participants #	123	2,404	3,762	56,649	7,843
Minimum unit fair value #*	$9.72000	$24.06482	$20.56790	$25.79000	$16.71145
Maximum unit fair value #*	$16.35442	$42.89000	$35.20000	$29.74729	$16.96000
Contract liablility	$2,014	$59,405	$89,119	$1,679,279	$131,193

Separate Account Twelve

Hartford Life Insurance Company
Statements of Assets and Liabilities — (continued)
For the Year Ended December 31, 2017

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Assets:
Investments:
Number of shares	28,785	21,992	3,004	27,289	35,244
Cost	$550,077	$519,248	$114,900	$1,018,010	$572,936
Maket Value	$607,073	$737,384	$128,451	$1,024,702	$852,197
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	362	525	66	604	1,247
Other assets	3	1	—	—	—
Total assets	607,438	737,910	128,517	1,025,306	853,444
Liabilities:
Due to Sponsor	369	525	69	604	1,247
Payable for fund shares purchased	—	—	—	—	—
Other liabilities		—	—	—	1
Total liabilities	369	525	69	605	1,247
Net assets:
For contract liabilities	$607,069	$737,385	$128,448	$1,024,701	$852,197
Deferred contracts in the accumulation period:
Units owned by participants #	22,386	19,472	4,903	35,656	39,395
Minimum unit fair value #*	$21.09000	$33.53000	$25.50676	$28.19061	$21.56995
Maximum unit fair value #*	$27.72375	$37.86876	$42.76000	$37.55000	$24.18000
Contract liablility	$607,069	$737,385	$128,448	$1,024,701	$852,197

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Assets:
Investments:
Number of shares	2,019	913	70	2,125	9,689
Cost	$89,555	$9,781	$1,610	$42,181	$104,442
Maket Value	$112,746	$11,708	$2,354	$42,682	$99,511
Due from Sponsor Company	—	—	—	—	—
Receivable from fund shares sold	80	11	15	20	23
Other assets	—	—	1	—	1
Total assets	112,826	11,719	2,370	42,702	99,535
Liabilities:
Due to Sponsor	80	13	20	29	27
Payable for fund shares purchased	—	—	—	—	—
Other liabilities	1	2	—	1	—
Total liabilities	81	15	20	30	27
Net assets:
For contract liabilities	$112,745	$11,704	$2,350	$42,672	$99,508
Deferred contracts in the accumulation period:
Units owned by participants #	4,643	588	96	2,813	6,027
Minimum unit fair value #*	$23.68358	$12.82000	$24.47909	$14.72748	$10.27000
Maximum unit fair value #*	$55.85000	$29.85131	$33.44000	$20.09000	$17.11055
Contract liablility	$112,745	$11,704	$2,350	$42,672	$99,508

Separate Account Twelve

Hartford Life Insurance Company
Statements of Assets and Liabilities — (concluded)
For the Year Ended December 31, 2017

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Assets:
Investments:
Number of shares	2,094	699	9,521
Cost	$40,558	$15,717	$92,418
Maket Value	$39,874	$18,770	$104,352
Due from Sponsor Company	—	—	—
Receivable from fund shares sold	16	13	15
Other assets	—	—	1
Total assets	39,890	18,783	104,368
Liabilities:
Due to Sponsor	24	14	19
Payable for fund shares purchased	—	—	—
Other liabilities	3	1	—
Total liabilities	27	15	19
Net assets:
For contract liabilities	$39,863	$18,768	$104,349
Deferred contracts in the accumulation period:
Units owned by participants #	1,923	818	5,417
Minimum unit fair value #*	$19.04000	$22.03974	$10.96000
Maximum unit fair value #*	$20.92281	$26.86000	$20.95795
Contract liablility	$39,863	$18,768	$104,349

#  Rounded units/unit fair values

*  For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value

The accompanying notes are an integral part of these financial statements.

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Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2017

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account
Investment income:
Dividends	$694	$42	$418	$1,354	$1,454
Expenses:
Administrative charges	(172)	(132)	(197)	(409)	(371)
Total Expenses	(172)	(132)	(197)	(409)	(371)
Net Investment income (loss)	522	(90)	221	945	1,083
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	136	41	(5,112)	(48)	(1,188)
Net realized gain on distributions	—	1,819	780	10,342	10,397
Net unrealized appreciation (depreciation) of Investments during the year	6,732	4,097	9,780	2,286	5,022
Net gain (loss) on investments	6,868	5,957	5,448	12,580	14,231
Net increase (decrease) in net assets resulting from operations	$7,390	$5,867	$5,669	$13,525	$15,314

(1)  Formerly Calvert Equity Portfolio, change effective November 6, 2017

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account (1)	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Investment income:
Dividends	$3,412	$61	$468	$21,965	$1,622
Expenses:
Administrative charges	(10)	(245)	(289)	(7,435)	(481)
Total Expenses	(10)	(245)	(289)	(7,435)	(481)
Net Investment income (loss)	3,402	(184)	179	14,530	1,141
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(24,224)	828	(621)	7,935	137
Net realized gain on distributions	18,081	4,378	11,512	155,092	4,467
Net unrealized appreciation (depreciation) of Investments during the year	34,818	6,328	(2,113)	67,200	15,918
Net gain (loss) on investments	28,675	11,534	8,778	230,227	20,522
Net increase (decrease) in net assets resulting from operations	$32,077	$11,350	$8,957	$244,757	$21,663

Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations — (continued)
For the Year Ended December 31, 2017

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Investment income:
Dividends	$—	$—	$—	$6,939	$10,250
Expenses:
Administrative charges	(2,512)	(3,526)	(484)	(4,331)	(3,923)
Total Expenses	(2,512)	(3,526)	(484)	(4,331)	(3,923)
Net Investment income (loss)	(2,512)	(3,526)	(484)	2,608	6,327
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(208)	3,772	588	1,926	8,683
Net realized gain on distributions	—	37,320	10,640	126,344	—
Net unrealized appreciation (depreciation) of Investments during the year	121,166	89,600	15,840	43,681	94,806
Net gain (loss) on investments	120,958	130,692	27,068	171,951	103,489
Net increase (decrease) in net assets resulting from operations	$118,446	$127,166	$26,584	$174,559	$109,816

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Investment income:
Dividends	$—	$327	$33	$—	$2,286
Expenses:
Administrative charges	(475)	(34)	(11)	(137)	(457)
Total Expenses	(475)	(34)	(11)	(137)	(457)
Net Investment income (loss)	(475)	293	22	(137)	1,829
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	780	66	19	(4)	(569)
Net realized gain on distributions	5,243	—	—	2,503	—
Net unrealized appreciation (depreciation) of Investments during the year	11,808	1,549	323	914	2,973
Net gain (loss) on investments	17,831	1,615	342	3,413	2,404
Net increase (decrease) in net assets resulting from operations	$17,356	$1,908	$364	$3,276	$4,233

Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations — (concluded)
For the Year Ended December 31, 2017

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Investment income:
Dividends	$184	$265	$2,065
Expenses:
Administrative charges	(145)	(64)	(429)
Total Expenses	(145)	(64)	(429)
Net Investment income (loss)	39	201	1,636
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	27	211	2,764
Net realized gain on distributions	7,323	401	4,604
Net unrealized appreciation (depreciation) of Investments during the year	604	1,756	1,210
Net gain (loss) on investments	7,954	2,368	8,578
Net increase (decrease) in net assets resulting from operations	$7,993	$2,569	$10,214

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations
For the Year Ended December 31, 2016

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account (1)	BlackRock LifePath® Dynamic 2030 Fund Sub-Account (2)	BlackRock LifePath® Dynamic 2040 Fund Sub-Account (3)
Investment income:
Dividends	$51	$55	$1,329	$1,269	$1,496
Expenses:
Administrative charges	(152)	(110)	(423)	(386)	(422)
Total Expenses	(152)	(110)	(423)	(386)	(422)
Net Investment income (loss)	(101)	(55)	906	883	1,074
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,124)	12	(11,860)	(15,827)	(30,564)
Net realized gain on distributions	—	1,351	—	645	283
Net unrealized appreciation (depreciation) of Investments during the year	114	345	14,535	14,862	25,048
Net gain (loss) on investments	(1,010)	1,708	2,675	(320)	(5,233)
Net increase (decrease) in net assets resulting from operations	$(1,111)	$1,653	$3,581	$563	$(4,159)

(1)  Formerly BlackRock LifePath® 2020 Portfolio Change effective November 7, 2016

(2)  Formerly BlackRock LifePath® 2030 Portfolio Change effective November 7, 2016

(3)  Formerly BlackRock LifePath® 2040 Portfolio Change effective November 7, 2016

(4)  Formerly BlackRock LifePath® Retirement Fund Change effective November 7, 2016

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account (4)	Calvert Equity Portfolio Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Investment income:
Dividends	$6,882	$69	$911	$20,092	$884
Expenses:
Administrative charges	(17)	(201)	(249)	(6,292)	(341)
Total Expenses	(17)	(201)	(249)	(6,292)	(341)
Net Investment income (loss)	6,865	(132)	662	13,800	543
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,307)	(90)	(4,885)	1,842	(529)
Net realized gain on distributions	—	4,397	—	43,943	—
Net unrealized appreciation (depreciation) of Investments during the year	21,566	(3,450)	13,718	110,958	441
Net gain (loss) on investments	17,259	857	8,833	156,743	(88)
Net increase (decrease) in net assets resulting from operations	$24,124	$725	$9,495	$170,543	$455

Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations — (continued)
For the Year Ended December 31, 2016

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Investment income:
Dividends	$—	$—	$—	$3,429	$10,007
Expenses:
Administrative charges	(2,079)	(3,102)	(381)	(3,668)	(3,808)
Total Expenses	(2,079)	(3,102)	(381)	(3,668)	(3,808)
Net Investment income (loss)	(2,079)	(3,102)	(381)	(239)	6,199
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(6,787)	7,480	(2,491)	(4,430)	50,884
Net realized gain on distributions	—	57,583	3,261	—	—
Net unrealized appreciation (depreciation) of Investments during the year	13,419	(124,007)	(4,383)	33,465	(37,294)
Net gain (loss) on investments	6,632	(58,944)	(3,613)	29,035	13,590
Net increase (decrease) in net assets resulting from operations	$4,553	$(62,046)	$(3,994)	$28,796	$19,789

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Investment income:
Dividends	$—	$248	$34	$—	$2,502
Expenses:
Administrative charges	(407)	(36)	(9)	(113)	(427)
Total Expenses	(407)	(36)	(9)	(113)	(427)
Net Investment income (loss)	(407)	212	25	(113)	2,075
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,114)	32	9	(346)	(1,574)
Net realized gain on distributions	575	—	—	1,646	—
Net unrealized appreciation (depreciation) of Investments during the year	8,536	502	294	2,657	1,176
Net gain (loss) on investments	7,997	534	303	3,957	(398)
Net increase (decrease) in net assets resulting from operations	$7,590	$746	$328	$3,844	$1,677

Separate Account Twelve

Hartford Life Insurance Company
Statement of Operations — (concluded)
For the Year Ended December 31, 2016

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Investment income:
Dividends	$349	$228	$2,158
Expenses:
Administrative charges	(121)	(40)	(522)
Total Expenses	(121)	(40)	(522)
Net Investment income (loss)	228	188	1,636
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(382)	(349)	4,747
Net realized gain on distributions	315	654	2,744
Net unrealized appreciation (depreciation) of Investments during the year	592	784	7,088
Net gain (loss) on investments	525	1,089	14,579
Net increase (decrease) in net assets resulting from operations	$753	$1,277	$16,215

The accompanying notes are an integral part of these financial statements.

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Separate Account Twelve

Hartford Life Insurance Company
Statements of Operations
For the Period Ended December 31, 2015

	AB International Value Fund Sub-Account (1)	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® 2020 Portfolio Sub-Account (2)	BlackRock LifePath® 2030 Portfolio Sub-Account (3)	BlackRock LifePath® 2040 Portfolio Sub-Account (4)
Investment income:
Dividends	$516	$54	$2,272	$2,074	$2,609
Expenses:
Administrative charges	(186)	(105)	(648)	(604)	(772)
Total Expenses	(186)	(105)	(648)	(604)	(772)
Net Investment income (loss)	330	(51)	1,624	1,470	1,837
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(22)	39	(5,539)	(429)	(754)
Net realized gain distributions	—	1,684	8,043	8,931	15,069
Change in unrealized appreciation (depreciation) during the period	350	(844)	(7,307)	(13,767)	(21,623)
Net gain (loss) on investments	328	879	(4,803)	(5,265)	(7,308)
Net increase (decrease) in net assets resulting from operations	$658	$828	$(3,179)	$(3,795)	$(5,471)

(1)  Formerly AllianceBernstein International Value Fund. Change effective January 20, 2015.

(2)  Formerly LifePath 2020 Portfolio. Change effective March 31, 2015.

(3)  Formerly LifePath 2030 Portfolio. Change effective March 31, 2015.

(4)  Formerly LifePath 2040 Portfolio. Change effective March 31, 2015.

(5)  Formerly LifePath Retirement Portfolio. Change effective March 31, 2015.

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Retirement Fund Sub-Account (5)	Calvert Equity Portfolio Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Investment income:
Dividends	$8,985	$133	$276	$18,868	$530
Expenses:
Administrative charges	(56)	(187)	(307)	(6,253)	(283)
Total Expenses	(56)	(187)	(307)	(6,253)	(283)
Net Investment income (loss)	8,929	(54)	(31)	12,615	247
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(1,114)	62	(113)	6,554	(707)
Net realized gain distributions	16,863	8,227	10,484	103,829	1,135
Change in unrealized appreciation (depreciation) during the period	(33,062)	(7,113)	(20,090)	(148,056)	(1,454)
Net gain (loss) on investments	(17,313)	1,176	(9,719)	(37,673)	(1,026)
Net increase (decrease) in net assets resulting from operations	$(8,384)	$1,122	$(9,750)	$(25,058)	$(779)

Separate Account Twelve

Hartford Life Insurance Company
Statements of Operations — (continued)
For the Period Ended December 31, 2015

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Investment income:
Dividends	$—	$10,680	$—	$2,918	$18,665
Expenses:
Administrative charges	(2,443)	(3,385)	(410)	(3,845)	(5,206)
Total Expenses	(2,443)	(3,385)	(410)	(3,845)	(5,206)
Net Investment income (loss)	(2,443)	7,295	(410)	(927)	13,459
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	460	4,701	888	190	7,518
Net realized gain distributions	64,733	78,338	8,424	67,886	—
Change in unrealized appreciation (depreciation) during the period	(110,082)	(16,413)	(788)	(60,214)	(30,888)
Net gain (loss) on investments	(44,889)	66,626	8,524	7,862	(23,370)
Net increase (decrease) in net assets resulting from operations	$(47,332)	$73,921	$8,114	$6,935	$(9,911)

The accompanying notes are an integral part of these financial statements.

	The Hartford SmallCap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Investment income:
Dividends	$—	$377	$23	$—	$2,614
Expenses:
Administrative charges	(497)	(55)	(10)	(98)	(470)
Total Expenses	(497)	(55)	(10)	(98)	(470)
Net Investment income (loss)	(497)	322	13	(98)	2,144
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,440	11	8	(86)	(144)
Net realized gain distributions	7,881	—	—	1,721	3,664
Change in unrealized appreciation (depreciation) during the period	(10,358)	(804)	(187)	(2,349)	(5,784)
Net gain (loss) on investments	(1,037)	(793)	(179)	(714)	(2,264)
Net increase (decrease) in net assets resulting from operations	$(1,534)	$(471)	$(166)	$(812)	$(120)

Separate Account Twelve

Hartford Life Insurance Company
Statements of Operations — (concluded)
For the Period Ended December 31, 2015

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Investment income:
Dividends	$176	$168	$3,270
Expenses:
Administrative charges	(126)	(55)	(611)
Total Expenses	(126)	(55)	(611)
Net Investment income (loss)	50	113	2,659
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	9	29	608
Net realized gain distributions	2,677	1,020	3,976
Change in unrealized appreciation (depreciation) during the period	(3,758)	(1,934)	(11,434)
Net gain (loss) on investments	(1,072)	(885)	(6,850)
Net increase (decrease) in net assets resulting from operations	$(1,022)	$(772)	$(4,191)
The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2017

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account	BlackRock LifePath® Dynamic 2030 Fund Sub-Account	BlackRock LifePath® Dynamic 2040 Fund Sub-Account
Operations:
Net investment income (loss)	$522	$(90)	$221	$945	$1,083
Net realized gain (loss) on security transactions	136	41	(5,112)	(48)	(1,188)
Net realized gain on distributions	—	1,819	780	10,342	10,397
Net unrealized appreciation (depreciation) of investments during the year	6,732	4,097	9,780	2,286	5,022
Net increase (decrease) in net assets resulting from operations	7,390	5,867	5,669	13,525	15,314
Unit transactions:
Purchases	1,036	—	600	3,273	5,196
Net transfers	(28)	—	—	—	(14,387)
Surrenders for benefit payments and fees	(1,177)	(110)	(68,320)	(162)	(11,905)
Other transactions	—	—	—	14	—
Net increase (decrease) in net assets resulting from unit transactions	(169)	(110)	(67,720)	3,125	(21,096)
Net increase (decrease) in net assets	7,221	5,757	(62,051)	16,650	(5,782)
Net Assets:
Beginning of year	30,268	23,422	81,495	78,453	85,506
End of Year	$37,489	$29,179	$19,444	$95,103	$79,724

(1)  Formerly Calvert Equity Portfolio, change effective November 6, 2017

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account	Calvert Equity Fund Sub-Account (1)	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Operations:
Net investment income (loss)	$3,402	$(184)	$179	$14,530	$1,141
Net realized gain (loss) on security transactions	(24,224)	828	(621)	7,935	137
Net realized gain on distributions	18,081	4,378	11,512	155,092	4,467
Net unrealized appreciation (depreciation) of investments during the year	34,818	6,328	(2,113)	67,200	15,918
Net increase (decrease) in net assets resulting from operations	32,077	11,350	8,957	244,757	21,663
Unit transactions:
Purchases	17,100	5,664	2,154	45,254	24,953
Net transfers	(10,449)	219	4,893	5,393	2,060
Surrenders for benefit payments and fees	(520,212)	(2,046)	(17,246)	(33,735)	(4,146)
Other transactions	—	—	11	(3)	9
Net increase (decrease) in net assets resulting from unit transactions	(513,561)	3,837	(10,188)	16,909	22,876
Net increase (decrease) in net assets	(481,484)	15,187	(1,231)	261,666	44,539
Net Assets:
Beginning of year	483,498	44,218	90,350	1,417,613	86,654
End of Year	$2,014	$59,405	$89,119	$1,679,279	$131,193

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2017

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Operations:
Net investment income (loss)	$(2,512)	$(3,526)	$(484)	$2,608	$6,327
Net realized gain (loss) on security transactions	(208)	3,772	588	1,926	8,683
Net realized gain on distributions	—	37,320	10,640	126,344	—
Net unrealized appreciation (depreciation) of investments during the year	121,166	89,600	15,840	43,681	94,806
Net increase (decrease) in net assets resulting from operations	118,446	127,166	26,584	174,559	109,816
Unit transactions:
Purchases	10,703	—	12,204	35,308	1,550
Net transfers	9,511	9,032	7,231	(1,792)	(318)
Surrenders for benefit payments and fees	(8,262)	(8,334)	(3,637)	(27,987)	(25,815)
Other transactions	19	—	7	(8)	7
Net increase (decrease) in net assets resulting from unit transactions	11,971	698	15,805	5,521	(24,576)
Net increase (decrease) in net assets	130,417	127,864	42,389	180,080	85,240
Net Assets:
Beginning of year	476,652	609,521	86,059	844,621	766,957
End of Year	$607,069	$737,385	$128,448	$1,024,701	$852,197

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Operations:
Net investment income (loss)	$(475)	$293	$22	$(137)	$1,829
Net realized gain (loss) on security transactions	780	66	19	(4)	(569)
Net realized gain on distributions	5,243	—	—	2,503	—
Net unrealized appreciation (depreciation) of investments during the year	11,808	1,549	323	914	2,973
Net increase (decrease) in net assets resulting from operations	17,356	1,908	364	3,276	4,233
Unit transactions:
Purchases	3,095	—	—	11,027	11,542
Net transfers	4,745	438	—	(527)	248
Surrenders for benefit payments and fees	(3,670)	(520)	(58)	(1,193)	(11,996)
Other transactions	11	—	—	(6)	6
Net increase (decrease) in net assets resulting from unit transactions	4,181	(82)	(58)	9,301	(200)
Net increase (decrease) in net assets	21,537	1,826	306	12,577	4,033
Net Assets:
Beginning of year	91,208	9,878	2,044	30,095	95,475
End of Year	$112,745	$11,704	$2,350	$42,672	$99,508

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2017

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Operations:
Net investment income (loss)	$39	$201	$1,636
Net realized gain (loss) on security transactions	27	211	2,764
Net realized gain on distributions	7,323	401	4,604
Net unrealized appreciation (depreciation) of investments during the year	604	1,756	1,210
Net increase (decrease) in net assets resulting from operations	7,993	2,569	10,214
Unit transactions:
Purchases	3,406	6,007	9,983
Net transfers	1,582	—	(13,736)
Surrenders for benefit payments and fees	(547)	(1,943)	(4,554)
Other transactions	—	1	—
Net increase (decrease) in net assets resulting from unit transactions	4,441	4,065	(8,307)
Net increase (decrease) in net assets	12,434	6,634	1,907
Net Assets:
Beginning of year	27,429	12,134	102,442
End of Year	$39,863	$18,768	$104,349

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Year Ended December 31, 2016

	AB International Value Fund Sub-Account	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® Dynamic 2020 Fund Sub-Account (1)	BlackRock LifePath® Dynamic 2030 Fund Sub-Account (2)	BlackRock LifePath® Dynamic 2040 Fund Sub-Account (3)
Operations:
Net investment income (loss)	$(101)	$(55)	$906	$883	$1,074
Net realized gain (loss) on security transactions	(1,124)	12	(11,860)	(15,827)	(30,564)
Net realized gain on distributions	—	1,351	—	645	283
Net unrealized appreciation (depreciation) of investments during the year	114	345	14,535	14,862	25,048
Net increase (decrease) in net assets resulting from operations	(1,111)	1,653	3,581	563	(4,159)
Unit transactions:
Purchases	367	—	2,189	2,490	8,757
Net transfers	—	—	(2,948)	—	—
Surrenders for benefit payments and fees	(5,553)	(107)	(49,853)	(52,171)	(93,706)
Other transactions	1	—	—	—	1
Net increase (decrease) in net assets resulting from unit transactions	(5,185)	(107)	(50,612)	(49,681)	(84,948)
Net increase (decrease) in net assets	(6,296)	1,546	(47,031)	(49,118)	(89,107)
Net Assets:
Beginning of year	36,564	21,876	128,526	127,571	174,613
End of Year	$30,268	$23,422	$81,495	$78,453	$85,506

(1)  Formerly BlackRock LifePath® 2020 Portfolio Change effective November 7, 2016

(2)  Formerly BlackRock LifePath® 2030 Portfolio Change effective November 7, 2016

(3)  Formerly BlackRock LifePath® 2040 Portfolio Change effective November 7, 2016

(4)  Formerly BlackRock LifePath® Retirement Fund Change effective November 7, 2016

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Dynamic Retirement Fund Sub-Account (4)	Calvert Equity Portfolio Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Operations:
Net investment income (loss)	$6,865	$(132)	$662	$13,800	$543
Net realized gain (loss) on security transactions	(4,307)	(90)	(4,885)	1,842	(529)
Net realized gain on distributions	—	4,397	—	43,943	—
Net unrealized appreciation (depreciation) of investments during the year	21,566	(3,450)	13,718	110,958	441
Net increase (decrease) in net assets resulting from operations	24,124	725	9,495	170,543	455
Unit transactions:
Purchases	38,526	4,870	1,127	25,149	14,506
Net transfers	(8,890)	1,732	929	(8,816)	1,765
Surrenders for benefit payments and fees	(22,720)	(4,219)	(11,414)	(28,671)	(2,133)
Other transactions	—	—	37	—	—
Net increase (decrease) in net assets resulting from unit transactions	6,916	2,383	(9,321)	(12,338)	14,138
Net increase (decrease) in net assets	31,040	3,108	174	158,205	14,593
Net Assets:
Beginning of year	452,458	41,110	90,176	1,259,408	72,061
End of Year	$483,498	$44,218	$90,350	$1,417,613	$86,654

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Year Ended December 31, 2016

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Operations:
Net investment income (loss)	$(2,079)	$(3,102)	$(381)	$(239)	$6,199
Net realized gain (loss) on security transactions	(6,787)	7,480	(2,491)	(4,430)	50,884
Net realized gain on distributions	—	57,583	3,261	—	—
Net unrealized appreciation (depreciation) of investments during the year	13,419	(124,007)	(4,383)	33,465	(37,294)
Net increase (decrease) in net assets resulting from operations	4,553	(62,046)	(3,994)	28,796	19,789
Unit transactions:
Purchases	8,394	—	5,755	21,173	2,176
Net transfers	(5,883)	(15,026)	(711)	526	415
Surrenders for benefit payments and fees	(12,673)	(5,730)	(18,054)	(29,574)	(296,218)
Other transactions	7	(1)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(10,155)	(20,757)	(13,010)	(7,875)	(293,627)
Net increase (decrease) in net assets	(5,602)	(82,803)	(17,004)	20,921	(273,838)
Net Assets:
Beginning of year	482,254	692,324	103,063	823,700	1,040,795
End of Year	$476,652	$609,521	$86,059	$844,621	$766,957

The accompanying notes are an integral part of these financial statements.

	The Hartford Small Cap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Operations:
Net investment income (loss)	$(407)	$212	$25	$(113)	$2,075
Net realized gain (loss) on security transactions	(1,114)	32	9	(346)	(1,574)
Net realized gain on distributions	575	—	—	1,646	—
Net unrealized appreciation (depreciation) of investments during the year	8,536	502	294	2,657	1,176
Net increase (decrease) in net assets resulting from operations	7,590	746	328	3,844	1,677
Unit transactions:
Purchases	246	—	—	4,049	6,432
Net transfers	913	(4,758)	—	207	184
Surrenders for benefit payments and fees	(14,033)	(1,021)	(56)	(1,570)	(19,372)
Other transactions	1	1	—	—	11
Net increase (decrease) in net assets resulting from unit transactions	(12,873)	(5,778)	(56)	2,686	(12,745)
Net increase (decrease) in net assets	(5,283)	(5,032)	272	6,530	(11,068)
Net Assets:
Beginning of year	96,491	14,910	1,772	23,565	106,543
End of Year	$91,208	$9,878	$2,044	$30,095	$95,475

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Year Ended December 31, 2016

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Operations:
Net investment income (loss)	$228	$188	$1,636
Net realized gain (loss) on security transactions	(382)	(349)	4,747
Net realized gain on distributions	315	654	2,744
Net unrealized appreciation (depreciation) of investments during the year	592	784	7,088
Net increase (decrease) in net assets resulting from operations	753	1,277	16,215
Unit transactions:
Purchases	1,079	627	8,970
Net transfers	297	1,418	—
Surrenders for benefit payments and fees	(5,029)	(3,537)	(70,185)
Other transactions	—	—	35
Net increase (decrease) in net assets resulting from unit transactions	(3,653)	(1,492)	(61,180)
Net increase (decrease) in net assets	(2,900)	(215)	(44,965)
Net Assets:
Beginning of year	30,329	12,349	147,407
End of Year	$27,429	$12,134	$102,442

The accompanying notes are an integral part of these financial statements.

[This page intentionally left blank]

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets
For the Period Ended December 31, 2015

	AB International Value Fund Sub-Account (1)	American Funds The Growth Fund of America® Sub-Account	BlackRock LifePath® 2020 Portfolio Sub-Account (2)	BlackRock LifePath® 2030 Portfolio Sub-Account (3)	BlackRock LifePath® 2040 Portfolio Sub-Account (4)
Operations:
Net investment income (loss)	$330	$(51)	$1,624	$1,470	$1,837
Net realized gain (loss) on security transactions	(22)	39	(5,539)	(429)	(754)
Net realized gain distributions	—	1,684	8,043	8,931	15,069
Change in unrealized appreciation (depreciation) during the period	350	(844)	(7,307)	(13,767)	(21,623)
Net increase (decrease) in net assets resulting from operations	658	828	(3,179)	(3,795)	(5,471)
Unit transactions:
Purchases	1,490	—	13,885	27,024	51,500
Net transfers	—	2,156	7,389	—	11,029
Surrenders for benefit payments and fees	(332)	(277)	(48,617)	(2,589)	(5,708)
Other transactions	—	1	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	1,158	1,880	(27,343)	24,435	56,821
Net increase (decrease) in net assets	1,816	2,708	(30,522)	20,640	51,350
Net Assets:
Beginning of period	34,748	19,168	159,048	106,931	123,263
End of period	$36,564	$21,876	$128,526	$127,571	$174,613

(1)  Formerly AllianceBernstein International Value Fund. Change effective January 20, 2015.

(2)  Formerly LifePath 2020 Portfolio. Change effective March 31, 2015.

(3)  Formerly LifePath 2030 Portfolio. Change effective March 31, 2015.

(4)  Formerly LifePath 2040 Portfolio. Change effective March 31, 2015.

(5)  Formerly LifePath Retirement Portfolio. Change effective March 31, 2015.

The accompanying notes are an integral part of these financial statements.

	BlackRock LifePath® Retirement Fund Sub-Account (5)	Calvert Equity Portfolio Sub-Account	Goldman Sachs Mid Cap Value Fund Sub-Account	The Hartford Dividend and Growth Fund Sub-Account	The Hartford International Opportunities Fund Sub-Account
Operations:
Net investment income (loss)	$8,929	$(54)	$(31)	$12,615	$247
Net realized gain (loss) on security transactions	(1,114)	62	(113)	6,554	(707)
Net realized gain distributions	16,863	8,227	10,484	103,829	1,135
Change in unrealized appreciation (depreciation) during the period	(33,062)	(7,113)	(20,090)	(148,056)	(1,454)
Net increase (decrease) in net assets resulting from operations	(8,384)	1,122	(9,750)	(25,058)	(779)
Unit transactions:
Purchases	49,695	5,287	3,268	18,033	14,775
Net transfers	(7,389)	—	5,222	2,793	4,761
Surrenders for benefit payments and fees	(8,675)	(172)	(506)	(19,429)	(292)
Other transactions	—	—	—	(123)	292
Net increase (decrease) in net assets resulting from unit transactions	33,631	5,115	7,984	1,274	19,536
Net increase (decrease) in net assets	25,247	6,237	(1,766)	(23,784)	18,757
Net Assets:
Beginning of period	427,211	34,873	91,942	1,283,192	53,304
End of period	$452,458	$41,110	$90,176	$1,259,408	$72,061

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (continued)
For the Period Ended December 31, 2015

	The Hartford Small Company Fund Sub-Account	The Hartford Healthcare Fund Sub-Account	The Hartford Growth Opportunities Fund Sub-Account	The Hartford Capital Appreciation Fund Sub-Account	The Hartford Balanced Fund Sub-Account
Operations:
Net investment income (loss)	$(2,443)	$7,295	$(410)	$(927)	$13,459
Net realized gain (loss) on security transactions	460	4,701	888	190	7,518
Net realized gain distributions	64,733	78,338	8,424	67,886	—
Change in unrealized appreciation (depreciation) during the period	(110,082)	(16,413)	(788)	(60,214)	(30,888)
Net increase (decrease) in net assets resulting from operations	(47,332)	73,921	8,114	6,935	(9,911)
Unit transactions:
Purchases	12,029	20	12,138	13,304	32,859
Net transfers	(669)	11,628	10,483	(5,339)	11,450
Surrenders for benefit payments and fees	(4,591)	(6,717)	(7,180)	(11,384)	(29,261)
Other transactions	(98)	—	—	42	—
Net increase (decrease) in net assets resulting from unit transactions	6,671	4,931	15,441	(3,377)	15,048
Net increase (decrease) in net assets	(40,661)	78,852	23,555	3,558	5,137
Net Assets:
Beginning of period	522,915	613,472	79,508	820,142	1,035,658
End of period	$482,254	$692,324	$103,063	$823,700	$1,040,795

The accompanying notes are an integral part of these financial statements.

	The Hartford SmallCap Growth Fund Sub-Account	Hartford Global Equity Income Fund Sub-Account	Hotchkis and Wiley Large Cap Value Fund Sub-Account	Lord Abbett Value Opportunities Fund Sub-Account	PIMCO Total Return Fund Sub-Account
Operations:
Net investment income (loss)	$(497)	$322	$13	$(98)	$2,144
Net realized gain (loss) on security transactions	1,440	11	8	(86)	(144)
Net realized gain distributions	7,881	—	—	1,721	3,664
Change in unrealized appreciation (depreciation) during the period	(10,358)	(804)	(187)	(2,349)	(5,784)
Net increase (decrease) in net assets resulting from operations	(1,534)	(471)	(166)	(812)	(120)
Unit transactions:
Purchases	2,293	6	—	3,559	6,700
Net transfers	(1,959)	992	—	435	(898)
Surrenders for benefit payments and fees	(5,360)	(187)	(54)	(1,775)	(1,962)
Other transactions	—	—	—	—	(28)
Net increase (decrease) in net assets resulting from unit transactions	(5,026)	811	(54)	2,219	3,812
Net increase (decrease) in net assets	(6,560)	340	(220)	1,407	3,692
Net Assets:
Beginning of period	103,051	14,570	1,992	22,158	102,851
End of period	$96,491	$14,910	$1,772	$23,565	$106,543

Separate Account Twelve

Hartford Life Insurance Company
Statements of Changes in Net Assets — (concluded)
For the Period Ended December 31, 2015

	Victory Diversified Stock Fund Sub-Account	Invesco Comstock Fund Sub-Account	Invesco Equity and Income Fund Sub-Account
Operations:
Net investment income (loss)	$50	$113	$2,659
Net realized gain (loss) on security transactions	9	29	608
Net realized gain distributions	2,677	1,020	3,976
Change in unrealized appreciation (depreciation) during the period	(3,758)	(1,934)	(11,434)
Net increase (decrease) in net assets resulting from operations	(1,022)	(772)	(4,191)
Unit transactions:
Purchases	3,012	1,803	6,019
Net transfers	872	—	(1,686)
Surrenders for benefit payments and fees	(278)	(155)	(527)
Other transactions	—	—	(4)
Net increase (decrease) in net assets resulting from unit transactions	3,606	1,648	3,802
Net increase (decrease) in net assets	2,584	876	(389)
Net Assets:
Beginning of period	27,745	11,473	147,796
End of period	$30,329	$12,349	$147,407

The accompanying notes are an integral part of these financial statements.

Separate Account Twelve

Hartford Life Insurance Company
Notes to Financial Statements

I.  Organization

Separate Account Twelve (the "Account") is a separate investment account established by Hartford Life Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. On January 1, 2013, the Sponsor Company entered into a reinsurance agreement with Massachusetts Mutual Life Insurance Company (the "Agent for Service") to re-insure the obligations of the Sponsor Company and to provide administration of the Account.

The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

The Account is comprised of the following Sub-Accounts:

AB International Value Fund, American Funds The Growth Fund of America®, BlackRock LifePath® Dynamic 2020 Fund, BlackRock LifePath® Dynamic 2030 Fund, BlackRock LifePath® Dynamic 2040 Fund, BlackRock LifePath® Dynamic Retirement Fund, Calvert Equity Fund (formerly Calvert Equity Portfolio), Goldman Sachs Mid Cap Value Fund, The Hartford Dividend and Growth Fund, The Hartford International Opportunities Fund, The Hartford Small Company Fund, The Hartford Healthcare Fund, The Hartford Growth Opportunities Fund, The Hartford Capital Appreciation Fund, The Hartford Balanced Fund, The Hartford Small Cap Growth Fund, Hartford Global Equity Income Fund, Hotchkis and Wiley Large Cap Value Fund, Lord Abbett Value Opportunities Fund, PIMCO Total Return Fund, Victory Diversified Stock Fund, Invesco Comstock Fund, and Invesco Equity and Income Fund

The sub-accounts are invested in mutual funds (the "Funds") of the same name.

If a Fund is subject to a merger by the fund manager, the Sub-account invested in the surviving Fund acquires the net assets of the Sub-Account associated with the merging fund on the date disclosed. These amounts are reflected in the statements of changes in net assets as a net transfer. There were no funds subject to a merger in 2017, 2016 and 2015. For financial statement purposes, assets received by the Sub-Account were recorded at fair value as follows:

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

a)  Security Transactions — Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the exdividend date based upon the fund. Net realized gain distributions income is accrued as of the ex-dividend date. Net realized gain distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

b)  Unit Transactions — Unit transactions are executed based on the unit values calculated at the close of the business day.

c)  Federal Income Taxes — The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d)  Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimate contained within the financial statements are the fair value measurements.

e)  Mortality Risk — The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by

Separate Account Twelve

the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

f)  Fair Value Measurements — The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2017 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2017, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the period ended December 31, 2017.

g)  Accounting for Uncertain Tax Positions — Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2017. The 2013 through 2017 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.  Administration of the Account and Related Charges

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a)  Program and Administrative Charges — The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.50% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b)  Tax Expense Charges — If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account's average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c)  Annual Maintenance Fees — An annual maintenance fee up to $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

d)  Transaction with Related Party — Hartford Funds, an affiliate of the Sponsor, provides investment advisory services to the Hartford HLS Funds and charges advisory fees at a maximum annual rate of 0.9% of the Funds' average daily net assets.

4.  Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund	$2,161	$1,816
American Funds The Growth Fund of America®	1,861	246
BlackRock LifePath® Dynamic 2020 Fund	1,798	68,524
BlackRock LifePath® Dynamic 2030 Fund	14,983	566
BlackRock LifePath® Dynamic 2040 Fund	27,483	37,105
BlackRock LifePath® Dynamic Retirement Fund	38,546	530,625
Calvert Equity Fund *	17,124	9,094
Goldman Sachs Mid Cap Value Fund	24,287	22,780
The Hartford Dividend and Growth Fund	235,131	48,599
The Hartford International Opportunities Fund	37,362	8,876
The Hartford Small Company Fund	26,604	17,144
The Hartford Healthcare Fund	47,609	13,126
The Hartford Growth Opportunities Fund	30,481	4,517
The Hartford Capital Appreciation Fund	173,316	38,844
The Hartford Balanced Fund	13,329	31,578
The Hartford Small Cap Growth Fund	13,038	4,096
Hartford Global Equity Income Fund	764	561
Hotchkis and Wiley Large Cap Value Fund	33	68
Lord Abbett Value Opportunities Fund	18,794	7,123
PIMCO Total Return Fund	13,999	12,373
Victory Diversified Stock Fund	12,486	680
Invesco Comstock Fund	6,674	2,014
Invesco Equity and Income Fund	16,638	18,705

*  See Note 1 for additional information realated to this Sub-Account

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2016 were as follows

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund	$388	$5,668
American Funds The Growth Fund of America®	1,406	222
BlackRock LifePath® Dynamic 2020 Fund*	3,506	53,207
BlackRock LifePath® Dynamic 2030 Fund*	4,390	52,547
BlackRock LifePath® Dynamic 2040 Fund*	10,507	94,097
BlackRock LifePath® Dynamic Retirement Fund*	43,405	29,617
Calvert Equity Portfolio	11,041	4,389
Goldman Sachs Mid Cap Value Fund	5,757	14,413
The Hartford Dividend and Growth Fund	93,196	47,790
The Hartford International Opportunities Fund	17,104	2,425
The Hartford Small Company Fund	9,935	22,169
The Hartford Healthcare Fund	57,583	23,861
The Hartford Growth Opportunities Fund	12,765	22,902
The Hartford Capital Appreciation Fund	26,838	34,951
The Hartford Balanced Fund	11,984	299,412
The Hartford Small Cap Growth Fund	1,626	14,326
Hartford Global Equity Income Fund	249	5,809

Separate Account Twelve

Hartford Life Insurance Company
Notes to Financial Statements — (continued)

Sub-Account	Purchases at Cost	Proceeds from Sales
Hotchkis and Wiley Large Cap Value Fund	$34	$66
Lord Abbett Value Opportunities Fund	5,851	1,634
PIMCO Total Return Fund	9,185	19,851
Victory Diversified Stock Fund	2,012	5,124
Invesco Comstock Fund	2,927	3,579
Invesco Equity and Income Fund	15,336	72,137

*  See Note 1 for additional information realated to this Sub-Account

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2015 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
AB International Value Fund*	$1,975	$482
American Funds The Growth Fund of America®	3,894	381
BlackRock LifePath® 2020 Portfolio*	31,407	49,083
BlackRock LifePath® 2030 Portfolio*	37,936	3,095
BlackRock LifePath® 2040 Portfolio*	79,932	6,200
BlackRock LifePath® Retirement Fund*	75,533	16,114
Calvert Equity Portfolio	13,574	282
Goldman Sachs Mid Cap Value Fund	19,533	1,095
The Hartford Dividend and Growth Fund	159,331	41,613
The Hartford International Opportunities Fund	25,216	4,303
The Hartford Small Company Fund	80,203	11,236
The Hartford Healthcare Fund	100,561	9,987
The Hartford Growth Opportunities Fund	31,984	8,530
The Hartford Capital Appreciation Fund	93,509	29,927
The Hartford Balanced Fund	61,325	32,818
The Hartford SmallCap Growth Fund	10,822	8,469
Hartford Global Equity Income Fund	1,375	247
Hotchkis and Wiley Large Cap Value Fund	23	65
Lord Abbett Value Opportunities Fund	5,943	2,098
PIMCO Total Return Fund	16,075	6,457
Victory Diversified Stock Fund	6,674	341
Invesco Comstock Fund	2,991	206
Invesco Equity and Income Fund	17,224	6,783

*  See Note I for additional information related to this Sub-Account.

5.  Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2017 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund	149	160	(11)
American Funds The Growth Fund of America®	0	5	(5)
BlackRock LifePath® Dynamic 2020 Fund	46	4622	(4,576)
BlackRock LifePath® Dynamic 2030 Fund	277	10	267
BlackRock LifePath® Dynamic 2040 Fund	1026	2373	(1,347)
BlackRock LifePath® Dynamic Retirement Fund	3908	53874	(49,966)
Calvert Equity Fund*	509	352	157
Goldman Sachs Mid Cap Value Fund	701	770	(69)
The Hartford Dividend and Growth Fund	2319	1570	749
The Hartford International Opportunities Fund	2022	552	1,470
The Hartford Small Company Fund	1228	680	548
The Hartford Healthcare Fund	280	282	(2)
The Hartford Growth Opportunities Fund	845	106	739
The Hartford Capital Appreciation Fund	1732	1195	537
The Hartford Balanced Fund	145	1363	(1,218)
The Hartford Small Cap Growth Fund	323	144	179
Hartford Global Equity Income Fund	47	42	5
Hotchkis and Wiley Large Cap Value Fund	1	3	(2)
Lord Abbett Value Opportunities Fund	1151	497	654
PIMCO Total Return Fund	779	1012	(233)
Victory Diversified Stock Fund	312	30	282
Invesco Comstock Fund	308	100	208
Invesco Equity and Income Fund	572	1561	(989)

*  See Note I for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2016 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund	45	797	(752)
American Funds The Growth Fund of America®	—	6	(6)
BlackRock LifePath® Dynamic 2020 Fund	176	4,014	(3,838)
BlackRock LifePath® Dynamic 2030 Fund	201	4,282	(4,081)
BlackRock LifePath® Dynamic 2040 Fund	702	8,011	(7,309)
BlackRock LifePath® Dynamic Retirement Fund	4,555	2,906	1,649
Calvert Equity Portfolio	308	211	97
Goldman Sachs Mid Cap Value Fund	170	802	(632)
The Hartford Dividend and Growth Fund	1,347	1,882	(535)
The Hartford International Opportunities Fund	1,241	171	1,070
The Hartford Small Company Fund	532	1,120	(588)
The Hartford Healthcare Fund	—	649	(649)
The Hartford Growth Opportunities Fund	425	1,154	(729)
The Hartford Capital Appreciation Fund	1,000	1,403	(403)
The Hartford Balanced Fund	127	17,499	(17,372)
The Hartford Small Cap Growth Fund	31	844	(813)
Hartford Global Equity Income Fund	8	293	(285)

Separate Account Twelve

Hartford Life Insurance Company
Notes to Financial Statements — (continued)

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
Hotchkis and Wiley Large Cap Value Fund	—	3	(3)
Lord Abbett Value Opportunities Fund	354	137	217
PIMCO Total Return Fund	501	1,240	(739)
Victory Diversified Stock Fund	90	312	(222)
Invesco Comstock Fund	115	252	(137)
Invesco Equity and Income Fund	786	4,269	(3,483)

The changes in units outstanding for the period ended December 31, 2015 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
AB International Value Fund*	186	43	143
American Funds The Growth Fund of America®	122	17	105
BlackRock LifePath® 2020 Portfolio*	1,564	3,545	(1,981)
BlackRock LifePath® 2030 Portfolio*	2,000	194	1,806
BlackRock LifePath® 2040 Portfolio*	4,706	432	4,274
BlackRock LifePath® Retirement Fund*	7,614	1,626	5,988
Calvert Equity Portfolio	283	7	276
Goldman Sachs Mid Cap Value Fund	533	46	487
The Hartford Dividend and Growth Fund	1,743	1,622	121
The Hartford International Opportunities Fund	1,663	310	1,353
The Hartford Small Company Fund	919	388	531
The Hartford Healthcare Fund	334	202	132
The Hartford Growth Opportunities Fund	1,174	389	785
The Hartford Capital Appreciation Fund	1,068	1,138	(70)
The Hartford Balanced Fund	2,294	1,586	708
The Hartford SmallCap Growth Fund	144	337	(193)
Hartford Global Equity Income Fund	97	8	89
Hotchkis and Wiley Large Cap Value Fund	—	3	(3)
Lord Abbett Value Opportunities Fund	335	107	228
PIMCO Total Return Fund	745	415	330
Victory Diversified Stock Fund	254	15	239
Invesco Comstock Fund	113	9	104
Invesco Equity and Income Fund	726	439	287

*  See Note I for additional information related to this Sub-Account.

6.  Financial Highlights

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the five year period ended December 31, 2017. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the funds merged into the surviving fund.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
AB International Value Fund
2017	3,931	$9.514169	to	$14.860000	$37,489	—	to	0.50%	1.97%	to	3.43%	22.51%	to	24.21%
2016	3,942	7.659839	to	12.130000	30,268	—	to	0.50%	0.17%	to	0.17%	(1.47)%	to	(1.14)%
2015	4,694	7.773888	to	12.270000	36,565	—	to	0.50%	1.38%	to	1.39%	1.07%	to	2.01%
2014	4,551	7.620533	to	12.140000	34,748	—	to	0.50%	1.40%	to	3.50%	(9.47)%	to	(7.02)%
2013	1,381	8.196067	to	13.410000	11,748	—	to	0.50%	5.03%	to	8.08%	16.41%	to	21.45%
American Funds The Growth Fund of America®
2017	1,243	23.464074	to	23.464074	29,179	0.50%	to	0.50%	0.16%	to	0.16%	25.09%	to	25.09%
2016	1,248	18.758496	to	18.758496	23,422	0.50%	to	0.50%	0.25%	to	0.25%	7.58%	to	7.58%
2015	1,254	17.437187	to	17.437187	21,877	0.50%	to	0.50%	0.26%	to	0.26%	4.51%	to	4.51%
2014	1,149	16.684687	to	16.684687	19,168	0.01%	to	0.50%	0.03%	to	0.03%	8.40%	to	8.40%
2013	1,035	15.392175	to	15.392175	15,935	0.50%	to	0.50%	0.04%	to	0.04%	32.76%	to	32.76%
BlackRock LifePath® Dynamic 2020 Fund
2017	1,228	15.832166	to	15.832166	19,444	0.50%	to	0.50%	0.92%	to	0.92%	12.48%	to	12.48%
2016	5,804	13.770000	to	14.075157	81,495	—	to	0.50%	1.42%	to	1.52%	5.51%	to	5.51%
2015	9,642	13.339645	to	13.339645	128,526	0.50%	to	0.50%	1.70%	to	1.70%	(2.52)%	to	(2.52)%
2014	11,623	13.684082	to	13.684082	159,048	0.01%	to	0.50%	1.45%	to	1.45%	4.20%	to	4.20%
2013	9,606	13.132251	to	13.132251	126,153	0.50%	to	0.50%	1.35%	to	1.35%	8.91%	to	8.91%
BlackRock LifePath® Dynamic 2030 Fund
2017	5,876	13.720000	to	16.379293	95,103	—	to	0.50%	1.55%	to	1.69%	2.93%	to	16.84%
2016	5,609	13.330000	to	14.018340	78,453	—	to	0.50%	1.57%	to	1.69%	4.30%	to	6.40%
2015	9,690	12.780000	to	13.175425	127,571	—	to	0.50%	1.68%	to	1.76%	(10.50)%	to	(2.73)%
2014	7,884	13.545775	to	14.280000	106,931	—	to	0.50%	1.45%	to	1.68%	(8.93)%	to	4.46%
2013	7,949	12.967722	to	12.967722	103,084	0.50%	to	0.50%	1.50%	to	1.50%	12.88%	to	12.88%
BlackRock LifePath® Dynamic 2040 Fund
2017	4,760	16.530000	to	16.749478	79,724	—	to	0.50%	1.36%	to	1.85%	3.90%	to	20.57%
2016	6,107	13.891758	to	15.910000	85,506	—	to	0.50%	1.67%	to	1.87%	5.36%	to	7.16%
2015	13,416	12.963733	to	15.100000	174,614	—	to	0.50%	1.59%	to	1.65%	(12.31)%	to	(3.06)%
2014	9,142	13.372408	to	17.220000	123,263	—	to	0.50%	1.49%	to	1.58%	(9.27)%	to	4.71%
2013	5,353	12.771427	to	18.980000	69,586	—	to	0.50%	1.36%	to	1.59%	7.29%	to	16.12%
BlackRock LifePath® Dynamic Retirement Fund
2017	123	16.354420	to	16.354420	2,014	0.50%	to	0.50%	1.27%	to	1.27%	10.85%	to	10.85%
2016	50,089	9.640000	to	14.754205	483,498	—	to	0.50%	1.16%	to	1.51%	4.10%	to	5.14%
2015	48,440	9.260000	to	14.033118	452,457	—	to	0.50%	2.00%	to	2.02%	(7.31)%	to	(2.27)%
2014	42,452	9.990000	to	14.359686	427,211	—	to	0.50%	1.56%	to	1.57%	(6.55)%	to	4.04%
2013	35,615	10.690000	to	13.802452	382,712	—	to	0.50%	1.13%	to	1.23%	(1.38)%	to	5.41%
Calvert Equity Portfolio+
2017	2,404	24.064823	to	42.890000	59,405	—	to	0.50%	0.12%	to	0.18%	16.42%	to	25.16%
2016	2,247	19.226965	to	36.840000	44,218	—	to	0.50%	0.15%	to	0.16%	(7.97)%	to	1.81%
2015	2,150	18.885144	to	40.030000	41,110	—	to	0.50%	0.33%	to	0.35%	(17.31)%	to	3.16%
2014	1,874	18.306239	to	48.410000	34,873	—	to	0.50%	0.04%	to	0.04%	0.83%	to	10.49%
2013	1,693	16.568501	to	48.010000	28,787	—	to	0.50%	0.11%	to	0.15%	24.90%	to	29.77%

Separate Account Twelve

Hartford Life Insurance Company
Notes to Financial Statements — (continued)

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Goldman Sachs Mid Cap Value Fund
2017	3,762	$20.567904	to	$35.200000	$89,119	—	to	0.50%	0.44%	to	0.55%	(4.32)%	to	10.11%
2016	3,831	18.678836	to	36.790000	90,350	—	to	0.50%	1.05%	to	1.09%	11.72%	to	12.28%
2015	4,463	16.635369	to	32.930000	90,176	—	to	0.50%	0.29%	to	0.29%	(20.17)%	to	(9.92)%
2014	3,976	18.466364	to	41.250000	91,942	—	to	0.50%	0.25%	to	0.31%	(6.42)%	to	12.68%
2013	3,391	16.387748	to	44.080000	78,375	—	to	0.50%	0.07%	to	0.76%	12.94%	to	31.77%
The Hartford Dividend and Growth Fund
2017	56,649	25.790000	to	29.747286	1,679,279	—	to	0.50%	1.44%	to	1.46%	5.39%	to	17.20%
2016	55,900	24.470000	to	25.380861	1,417,613	—	to	0.50%	1.56%	to	1.56%	9.14%	to	13.75%
2015	56,435	22.313467	to	22.420000	1,259,407	—	to	0.50%	1.48%	to	1.58%	(11.07)%	to	(1.95)%
2014	56,314	22.756165	to	25.210000	1,283,192	—	to	0.50%	1.42%	to	1.51%	1.33%	to	11.76%
2013	54,406	20.362247	to	24.880000	1,109,652	—	to	0.50%	1.15%	to	1.51%	20.72%	to	30.27%
The Hartford International Opportunities Fund
2017	7,843	16.711447	to	16.960000	131,193	—	to	0.50%	1.13%	to	1.56%	18.44%	to	23.62%
2016	6,373	13.518155	to	14.320000	86,654	—	to	0.50%	1.11%	to	1.15%	(0.35)%	to	0.19%
2015	5,303	13.492321	to	14.370000	72,061	—	to	0.50%	0.83%	to	0.89%	(1.30)%	to	0.56%
2014	3,950	13.417429	to	14.560000	53,304	—	to	0.50%	1.23%	to	1.28%	(16.23)%	to	(4.95)%
2013	2,842	14.116244	to	17.380000	40,730	—	to	0.50%	1.21%	to	1.57%	15.18%	to	19.70%
The Hartford Small Company Fund
2017	22,386	21.090000	to	27.723753	607,069	—	to	0.50%	—	to	—	24.47%	to	25.09%
2016	21,838	16.860000	to	22.273917	476,652	—	to	0.50%	—	to	—	1.31%	to	1.81%
2015	22,426	16.560000	to	21.986966	482,254	—	to	0.50%	—	to	—	(21.03)%	to	(8.89)%
2014	21,895	20.970000	to	24.131225	522,915	—	to	0.50%	—	to	—	(11.56)%	to	5.84%
2013	21,655	22.799066	to	23.710000	495,404	—	to	0.50%	—	to	—	27.61%	to	42.65%
The Hartford Healthcare Fund
2017	19,472	37.868761	to	37.868761	737,385	0.50%	to	0.50%	—	to	—	20.99%	to	20.99%
2016	19,474	31.298392	to	31.298392	609,521	0.50%	to	0.50%	—	to	—	(9.03)%	to	(9.03)%
2015	20,123	34.404540	to	34.404540	692,324	0.50%	to	0.50%	1.59%	to	1.59%	12.11%	to	12.11%
2014	19,991	30.687014	to	30.687014	613,472	0.50%	to	0.50%	—	to	—	25.80%	to	25.80%
2013	19,184	24.393476	to	24.393476	467,954	0.50%	to	0.50%	—	to	—	48.69%	to	48.69%
The Hartford Growth Opportunities Fund
2017	4,903	25.506761	to	42.760000	128,448	—	to	0.50%	—	to	—	19.41%	to	29.56%
2016	4,164	19.687482	to	35.810000	86,059	—	to	0.50%	—	to	—	(4.76)%	to	(1.59)%
2015	4,893	20.005239	to	37.600000	103,063	—	to	0.50%	—	to	—	1.29%	to	10.00%
2014	4,108	18.185987	to	37.120000	79,508	—	to	0.50%	—	to	—	(6.43)%	to	12.90%
2013	2,428	16.108494	to	39.670000	40,633	—	to	0.50%	—	to	—	29.60%	to	34.08%
The Hartford Capital Appreciation Fund
2017	35,656	28.190613	to	37.550000	1,024,701	—	to	0.50%	0.70%	to	0.74%	5.57%	to	20.66%
2016	35,119	23.364345	to	35.570000	844,621	—	to	0.50%	0.43%	to	0.43%	3.61%	to	3.70%
2015	35,522	22.551094	to	34.300000	823,700	—	to	0.50%	0.35%	to	0.36%	(7.52)%	to	0.82%
2014	35,592	22.367386	to	37.090000	820,142	—	to	0.50%	0.39%	to	0.40%	(20.53)%	to	6.80%
2013	34,058	20.944047	to	46.670000	741,218	—	to	0.50%	0.29%	to	0.30%	35.67%	to	40.96%
The Hartford Balanced Fund
2017	39,395	21.569951	to	24.180000	852,197	—	to	0.50%	1.27%	to	1.28%	13.68%	to	14.55%
2016	40,613	18.830342	to	21.270000	766,957	—	to	0.50%	1.28%	to	1.33%	4.26%	to	5.13%
2015	57,985	17.911842	to	20.400000	1,040,795	—	to	0.50%	1.77%	to	2.21%	(2.16)%	to	(0.88)%
2014	57,277	18.071605	to	20.850000	1,035,658	—	to	0.50%	1.18%	to	1.18%	8.31%	to	9.03%
2013	55,279	16.575444	to	19.250000	916,704	—	to	0.50%	1.19%	to	1.23%	18.90%	to	19.68%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
The Hartford SmallCap Growth Fund
2017	4,643	$23.683584	to	$55.850000	$112,745	—	to	0.50%	—	to	—	13.98%	to	19.02%
2016	4,464	19.898815	to	49.000000	91,208	—	to	0.50%	—	to	—	10.99%	to	11.12%
2015	5,277	17.907447	to	44.150000	96,491	—	to	0.50%	—	to	—	(9.47)%	to	(1.80)%
2014	5,470	18.234947	to	48.770000	103,051	—	to	0.50%	—	to	—	2.09%	to	6.17%
2013	5,480	17.174630	to	47.770000	95,745	—	to	0.50%	—	to	—	33.85%	to	43.20%
Hartford Global Equity Income Fund
2017	588	12.820000	to	29.851306	11,704	—	to	0.50%	3.00%	to	3.02%	16.33%	to	19.21%
2016	583	11.020000	to	25.040860	9,878	—	to	0.50%	2.22%	to	2.22%	4.75%	to	6.59%
2015	868	10.520000	to	23.492763	14,910	—	to	0.50%	2.44%	to	2.52%	(4.80)%	to	(2.91)%
2014	779	11.050000	to	24.196000	14,570	—	to	0.50%	0.61%	to	0.65%	(2.64)%	to	1.99%
2013	725	11.350000	to	23.724999	13,767	—	to	0.50%	0.45%	to	0.61%	17.13%	to	27.60%
Hotchkis and Wiley Large Cap Value Fund
2017	96	24.479087	to	24.479087	2,350	0.50%	to	0.50%	1.53%	to	1.53%	18.00%	to	18.00%
2016	98	20.744667	to	20.744667	2,044	0.50%	to	0.50%	1.88%	to	1.88%	18.78%	to	18.78%
2015	101	17.464050	to	17.464050	1,772	0.50%	to	0.50%	1.17%	to	1.17%	(8.43)%	to	(8.43)%
2014	104	19.070795	to	19.070795	1,992	0.005%	to	0.50%	2.75%	to	2.75%	12.62%	to	12.62%
2013	82	16.933017	to	16.933017	1,387	0.50%	to	0.50%	1.84%	to	1.84%	38.86%	to	38.86%
Lord Abbett Value Opportunities Fund
2017	2,813	14.727478	to	20.090000	42,672	—	to	0.50%	—	to	—	3.56%	to	9.60%
2016	2,159	13.437039	to	19.400000	30,095	—	to	0.50%	—	to	—	9.92%	to	15.82%
2015	1,942	11.602153	to	17.650000	23,565	—	to	0.50%	—	to	—	(9.81)%	to	(3.36)%
2014	1,714	12.005669	to	19.570000	22,158	—	to	0.50%	—	to	—	(5.00)%	to	8.57%
2013	1,560	11.058042	to	20.600000	18,981	—	to	0.50%	—	to	—	1.18%	to	10.58%
PIMCO Total Return Fund
2017	6,027	10.270000	to	17.110552	99,508	—	to	0.50%	2.26%	to	2.34%	2.39%	to	4.22%
2016	6,260	10.030000	to	16.418191	95,475	—	to	0.50%	2.58%	to	2.58%	(0.40)%	to	1.70%
2015	6,999	10.070000	to	16.143693	106,543	—	to	0.50%	2.51%	to	2.55%	(5.53)%	to	(0.16)%
2014	6,669	10.660000	to	16.169560	102,851	—	to	0.50%	3.69%	to	3.94%	(0.28)%	to	3.77%
2013	5,900	10.690000	to	15.582599	84,751	—	to	0.50%	2.01%	to	2.19%	(4.89)%	to	(2.79)%
Victory Diversified Stock Fund
2017	1,923	19.040000	to	20.922805	39,863	—	to	0.50%	0.57%	to	0.57%	3.37%	to	26.69%
2016	1,641	16.515126	to	18.420000	27,429	—	to	0.50%	1.20%	to	1.25%	1.26%	to	3.22%
2015	1,863	15.999905	to	18.190000	30,330	—	to	0.50%	0.60%	to	0.60%	(11.87)%	to	(3.38)%
2014	1,624	16.560193	to	20.640000	27,745	—	to	0.50%	0.92%	to	0.95%	(5.41)%	to	9.58%
2013	1,333	15.113015	to	21.820000	21,504	—	to	0.50%	0.80%	to	0.98%	31.05%	to	33.79%
Invesco Comstock Fund
2017	818	22.039737	to	26.860000	18,768	—	to	0.50%	1.54%	to	1.62%	13.48%	to	17.18%
2016	610	18.807846	to	23.670000	12,134	—	to	0.50%	2.16%	to	2.36%	9.18%	to	17.24%
2015	747	16.041493	to	21.680000	12,349	—	to	0.50%	1.37%	to	1.39%	(15.05)%	to	(6.40)%
2014	643	17.139049	to	25.520000	11,473	—	to	0.50%	1.66%	to	1.69%	7.36%	to	8.58%
2013	523	15.785020	to	23.770000	8,629	—	to	0.50%	1.16%	to	1.37%	33.46%	to	34.57%

Separate Account Twelve

Hartford Life Insurance Company
Notes to Financial Statements — (continued)

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Invesco Equity and Income Fund
2017	5,417	$10.960000	to	$20.957951	$104,349	—	to	0.50%	1.57%	to	2.06%	3.79%	to	10.33%
2016	6,406	10.560000	to	18.995538	102,442	—	to	0.50%	1.67%	to	1.80%	9.77%	to	14.26%
2015	9,889	9.620000	to	16.624280	147,407	—	to	0.50%	2.18%	to	2.23%	(7.14)%	to	(2.84)%
2014	9,602	10.360000	to	17.109411	147,796	—	to	0.50%	2.63%	to	2.68%	(2.81)%	to	8.53%
2013	8,709	10.660000	to	15.765276	126,301	—	to	0.50%	1.93%	to	2.02%	16.00%	to	24.34%

  *  This represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  **  These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

  ***  This represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

  #  Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

  +  See Note 1 for additional information related to this Sub-Account.

7.  Subsequent Events

Management has evaluated events subsequent to December 31, 2017 and through the financial statement issuance date of April 30, 2018, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of

Hartford Life Insurance Company

Hartford, Connecticut

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of Hartford Life Insurance Company and subsidiaries (the “Company”) as of December 31, 2017 and 2016, the related consolidated statements of operations, comprehensive income, shareholders’ equity, and cash flows, for each of the three years in the period ended December 31, 2017, and the related notes and the consolidated financial statement schedules listed in the Index at Item 15 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2017, in conformity with the accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut

March 1, 2018

We have served as the Company’s auditor since 2002.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Operations

	For the years ended December 31,
(In millions)	2017	2016	2015
Revenues
Fee income and other	$906	$969	$1,097
Earned premiums	105	203	92
Net investment income	1,281	1,373	1,456
Net realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(16)	(29)	(63)
OTTI losses recognized in other comprehensive income	2	1	2
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Other net realized capital losses	(46)	(135)	(85)
Total net realized capital losses	(60)	(163)	(146)
Total revenues	2,232	2,382	2,499
Benefits, losses and expenses
Benefits, loss and loss adjustment expenses	1,406	1,437	1,402
Amortization of deferred policy acquisition costs (“DAC”)	48	114	69
Insurance operating costs and other expenses	400	472	524
Reinsurance gain on disposition	—	—	(28)
Dividends to policyholders	2	3	2
Total benefits, losses and expenses	1,856	2,026	1,969
Income before income taxes	376	356	530
Income tax expense	422	74	30
Net (loss) income	$(46)	$282	$500

See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(In millions)	2017	2016	2015
Net (loss) income	$(46)	$282	$500
Other comprehensive income (loss):
Change in net unrealized gain on securities	329	154	(615)
Change in net gain on cash-flow hedging instruments	(28)	(25)	(13)
OCI, net of tax	301	129	(628)
Comprehensive income (loss)	$255	$411	$(128)

See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Balance Sheets

	As of December 31,
(In millions, except for share data)	2017	2016
Assets
Investments:
Fixed maturities, available-for-sale, at fair value (amortized cost of $20,914 and $22,507)	$22,799	$23,819
Fixed maturities, at fair value using the fair value option	32	82
Equity securities, available-for-sale, at fair value (cost of $140 and $142)	154	152
Mortgage loans (net of allowance for loan losses of $0 and $19)	2,872	2,811
Policy loans, at outstanding balance	1,432	1,442
Limited partnerships and other alternative investments	1,001	930
Other investments	213	293
Short-term investments	1,094	1,349
Total investments	29,597	30,878
Cash	537	554
Premiums receivable and agents’ balances, net	15	18
Reinsurance recoverables	20,785	20,725
Deferred policy acquisition costs	405	463
Deferred income taxes, net	556	1,437
Other assets	1,003	606
Separate account assets	115,834	115,665
Total assets	$168,732	$170,346
Liabilities
Reserve for future policy benefits	$14,482	$14,000
Other policyholder funds and benefits payable	29,228	30,588
Other liabilities	2,508	2,272
Separate account liabilities	115,834	115,665
Total liabilities	162,052	162,525
Commitments and Contingencies (Note 10)
Stockholder’s Equity
Common stock—1,000 shares authorized, issued and outstanding, par value $5,690	6	6
Additional paid-in capital	3,539	4,935
Accumulated other comprehensive income, net of tax	1,023	722
Retained earnings	2,112	2,158
Total stockholder’s equity	6,680	7,821
Total liabilities and stockholder’s equity	$168,732	$170,346

See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Changes in Stockholder’s Equity

	Year Ended December 31,
(In millions, except for share data)	2017	2016	2015
Common Stock	$6	$6	$6
Additional Paid-in Capital
Additional Paid-in Capital, beginning of period	4,935	5,687	6,688
Return of capital to parent	(1,396)	(752)	(1,001)
Additional Paid-in Capital, end of period	3,539	4,935	5,687
Retained Earnings
Retained Earnings, beginning of period	2,158	1,876	1,376
Net (loss) income	(46)	282	500
Retained Earnings, end of period	2,112	2,158	1,876
Accumulated Other Comprehensive Income, net of tax
Accumulated Other Comprehensive Income, net of tax, beginning of period	722	593	1,221
Total other comprehensive income	301	129	(628)
Accumulated Other Comprehensive Income, net of tax, end of period	1,023	722	593
Total Stockholder’s Equity	$6,680	$7,821	$8,162

See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

Consolidated Statements of Cash Flows

	For the years ended December 31,
(In millions)	2017	2016	2015
Operating Activities
Net (loss) income	$(46)	$282	$500
Adjustments to reconcile net (loss) income to net cash provided by operating activities
Net realized capital losses	60	163	146
Amortization of deferred policy acquisition costs	48	114	69
Additions to deferred policy acquisition costs	(2)	(7)	(7)
Reinsurance gain on disposition	—	—	(28)
Depreciation and amortization (accretion), net	31	9	(14)
Other operating activities, net	143	33	38
Change in assets and liabilities:
Decrease (increase) in reinsurance recoverables	4	117	(14)
(Decrease) increase in accrued and deferred income taxes	(5)	278	(62)
Impact of tax reform on accrued and deferred income taxes	396	—	—
Increase in unpaid losses and loss adjustment expenses, reserve for future policy benefits, and unearned premiums	387	111	276
Net changes in other assets and other liabilities	(219)	(316)	(222)
Net cash provided by operating activities	797	784	682
Investing Activities
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	10,315	10,152	11,465
Fixed maturities, fair value option	50	68	107
Equity securities, available-for-sale	203	321	586
Mortgage loans	396	371	467
Partnerships	113	395	252
Payments for the purchase of:
Fixed maturities and short-term investments, available-for-sale	(8,713)	(8,889)	(11,755)
Fixed maturities, fair value option	—	(29)	(67)
Equity securities, available-for-sale	(199)	(58)	(535)
Mortgage loans	(469)	(263)	(282)
Partnerships	(235)	(151)	(199)
Net payments for derivatives	(283)	(261)	(167)
Net increase (decrease) in policy loans	12	2	(31)
Net additions to property and equipment	(18)	—	—
Net proceeds from (payments for) short-term investments	251	(769)	1,604
Other investing activities, net	43	(25)	1
Net cash provided by investing activities	1,466	864	1,446
Financing Activities
Deposits and other additions to investment and universal life-type contracts	4,549	4,162	4,674
Withdrawals and other deductions from investment and universal life-type contracts	(13,749)	(14,871)	(16,972)
Net transfers from separate accounts related to investment and universal life-type contracts	7,969	9,811	10,987
Net increase in securities loaned or sold under agreements to repurchase	360	268	264
Return of capital to parent	(1,396)	(752)	(1,001)
Net repayments at maturity or settlement of consumer notes	(13)	(17)	(33)
Net cash used for financing activities	(2,280)	(1,399)	(2,081)
Net (decrease) increase in cash	(17)	249	47
Cash — beginning of year	554	305	258
Cash — end of year	$537	$554	$305
Supplemental Disclosure of Cash Flow Information
Income tax received (paid)	57	210	(80)

See Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Dollar amounts in millions, unless otherwise stated)

1. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

Hartford Life Insurance Company (together with its subsidiaries, “HLIC”, “Company”, “we” or “our”) is a provider of insurance and investment products in the United States (“U.S.”) and is a wholly-owned subsidiary of Hartford Life, Inc., a Delaware corporation (“HLI”). The Hartford Financial Services Group, Inc. (“The Hartford”) is the ultimate parent of the Company.

During the year ended December 31, 2017, the Company paid dividends of $1.4 billion to its parent.

The Consolidated Financial Statements have been prepared on the basis of accounting principles generally accepted in the United States of America (“U.S. GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities.

Consolidation

The Consolidated Financial Statements include the accounts of HLIC and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. Entities in which HLIC has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method. All intercompany transactions and balances between HLIC and its subsidiaries have been eliminated.

Use of Estimates

The preparation of financial statements, in conformity with U.S. GAAP, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining estimated gross profits used in the valuation and amortization of assets and liabilities associated with variable annuity and other universal life-type contracts; evaluation of other-than-temporary impairments on available-for-sale securities and valuation allowances on investments; living benefits required to be fair valued; valuation of investments and derivative instruments; valuation allowance on deferred tax assets; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the Consolidated Financial Statements.

Reclassifications

Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Sale of Life and Annuity Run-off Business

On December 3, 2017, the Company’s indirect parent, Hartford Holdings, Inc. (“HHI”) entered into a definitive agreement to sell Hartford Life, Inc. (“HLI”), the Company’s direct parent, to a group of investors led by Cornell Capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safra Group. Under the terms of the purchase and sale agreement, the investor group will form a limited partnership that will acquire HLI, a holding company, and HLI’s life and annuity operating subsidiaries, including the Company.

Future Adoption of New Accounting Standards

Reclassification of Effect of Tax Rate Change from AOCI to Retained Earnings

In February, the FASB issued new accounting guidance for the effect on deferred tax assets and liabilities related to items recorded in accumulated other comprehensive income (“AOCI”) resulting from legislated tax reform enacted on December 22, 2017. The tax reform reduced the federal tax rate applied to the Company’s deferred tax balances from 35% to 21% on enactment.  Under U.S. GAAP the Company recorded the total effect of the change in enacted tax rates on deferred tax balances in the income tax expense component of net income.  The new accounting guidance permits the Company to reclassify $193 out of AOCI and into retained earnings for the “stranded” amount in AOCI that resulted from recording the tax effects of unrealized investment gains at a 35% tax rate because the 14 point reduction in tax rate was recognized in net income instead of other comprehensive income. The Company will adopt the new guidance as of January 1, 2018 and make this $193 reclassification.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Hedging Activities

The FASB issued updated guidance on hedge accounting. The updates allow hedge accounting for new types of interest rate hedges of financial instruments and simplify documentation requirements to qualify for hedge accounting. In addition, any gain or loss from hedge ineffectiveness will be reported in the same income statement line with the effective hedge results and the hedged transaction. For cash flow hedges, the ineffectiveness will be recognized in earnings only when the hedged transaction affects earnings; otherwise, the ineffectiveness gains or losses will remain in AOCI. Under current accounting, total hedge ineffectiveness is reported separately in realized gains and losses apart from the hedged transaction. The updated guidance is effective January 1, 2019 through a cumulative effect adjustment that will reclassify cumulative ineffectiveness on open cash flow hedges from retained earnings to AOCI. Early adoption is permitted as of the beginning of a year. The Company has not yet determined the timing for adoption or estimated the effect on the Company’s financial statements.

Financial Instruments - Credit Losses

The FASB issued updated guidance for recognition and measurement of credit losses on financial instruments. The new guidance will replace the “incurred loss” approach with an “expected loss” model for recognizing credit losses for instruments carried at other than fair value, which will initially result in the recognition of greater allowances for losses. The allowance will be an estimate of credit losses expected over the life of debt instruments, such as mortgage loans, reinsurance recoverables and receivables. Credit losses on fixed maturities available-for-sale (“AFS”) carried at fair value will continue to be measured like other-than-temporary impairments (“OTTI”); however, the losses will be recognized through an allowance and no longer as an adjustment to the cost basis. Recoveries of OTTI will be recognized as reversals of valuation allowances and no longer accreted as investment income through an adjustment to the investment yield. The allowance on fixed maturities AFS cannot cause the net carrying value to be below fair value and, therefore, it is possible that future increases in fair value due to decreases in market interest rates could cause the reversal of a valuation allowance and increase net income. The new guidance also requires purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance to be recorded based on contractual amounts due and an initial allowance recorded at the date of purchase. The guidance is effective January 1, 2020 through a cumulative-effect adjustment to retained earnings for the change in the allowance for credit losses for debt instruments carried at other than fair value. No allowance will be recognized at adoption for fixed maturities AFS; rather, their cost basis will be evaluated for an allowance for credit losses prospectively. The Company expects to adopt the updated guidance January 1, 2020, as required, although earlier adoption is permitted as of January 1, 2019. The Company has not yet determined the effect on the Company’s consolidated financial statements and the ultimate impact of the adoption will depend on the composition of the debt instruments and market conditions at the adoption date. Significant implementation matters yet to be addressed include estimating lifetime expected losses on debt instruments carried at other than fair value, determining the impact of valuation allowances on net investment income from fixed maturities AFS, updating our investment accounting system functionality to maintain adjustable valuation allowance on fixed maturities, AFS, subject to a fair value floor, and developing a detailed implementation plan.

Financial Instruments - Recognition and Measurement

The FASB issued updated guidance for the recognition and measurement of financial instruments. The new guidance will require investments in equity securities to be measured at fair value with any changes in valuation reported in net income except for investments that are consolidated or are accounted for under the equity method of accounting. The new guidance will also require a deferred tax asset resulting from net unrealized losses on available-for-sale fixed maturities that are recognized in AOCI to be evaluated for recoverability in combination with the Company’s other deferred tax assets. Under existing guidance, the Company measures investments in equity securities, AFS, at fair value with changes in fair value reported in other comprehensive income. As required, the Company will adopt the guidance effective January 1, 2018 through a cumulative effect adjustment to retained earnings. Early adoption is not allowed. The impact to the Company will be increased volatility in net income beginning in 2018. Any difference in the evaluation of deferred tax assets may also affect stockholder’s equity. Cash flows will not be affected. The impact will depend on the composition of the Company’s investment portfolio in the future and changes in fair value of the Company’s investments. As of January 1, 2018, the Company will reclassify from AOCI to retained earnings net unrealized gains of $11 related to equity securities, AFS having a fair value of $154. Had the new accounting guidance been in place since the beginning of 2017, the Company would have recognized mark-to-market gains of $3 after-tax in net income for the year ended December 31, 2017.

Revenue Recognition

The FASB issued updated guidance for recognizing revenue. The guidance excludes insurance contracts and financial instruments. Revenue is to be recognized when, or as, goods or services are transferred to customers in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services, and this accounting guidance is similar to current accounting for many transactions. The Company will adopt the guidance on January 1, 2018, as required, and the adoption will have no effect on the Company’s financial position, results of operations or cash flows.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Significant Accounting Policies

The Company’s significant accounting policies are as follows:

Segment Information

The Company has no reportable segments and is comprised of the run-off operations of annuity, institutional and private-placement life insurance businesses. The Company’s determination that it has no reportable segments is based on the fact that the Company’s chief operating decision maker reviews the Company’s financial performance at a consolidated level.

Revenue Recognition

For investment and universal life-type contracts, the amounts collected from policyholders are considered deposits and are not included in revenue. Fee income for variable annuity and other universal life-type contracts consists of policy charges for policy administration, cost of insurance charges and surrender charges assessed against policyholders’ account balances and are recognized in the period in which services are provided. For the Company’s traditional life products, premiums are recognized as revenue when due from policyholders.

Income Taxes

The Company recognizes taxes payable or refundable for the current year and deferred taxes for the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. A deferred tax provision is recorded for the tax effects of differences between the Company’s current taxable income and its income before tax under generally accepted accounting principles in the Consolidated Statements of Operations. For deferred tax assets, the Company records a valuation allowance that is adequate to reduce the total deferred tax asset to an amount that will more likely than not be realized.

The Company is included in The Hartford’s consolidated U.S. Federal income tax return. The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain tax adjustments, is consistent with the “parent down” approach. Under this approach, the Company’s deferred tax assets and tax attributes are considered realized by it so long as the group is able to recognize (or currently use) the related deferred tax asset or attribute. Thus the need for a valuation allowance is determined at the consolidated return level rather than at the level of the individual entities comprising the consolidated group.

Investments

Overview

The Company’s investments in fixed maturities include bonds, structured securities, redeemable preferred stock and commercial paper. Most of these investments, along with certain equity securities, which include common and non-redeemable preferred stocks, are classified as available-for-sale (“AFS”) and are carried at fair value. The after-tax difference between fair value and cost or amortized cost is reflected in stockholders’ equity as a component of AOCI, after adjustments for the effect of deducting certain life and annuity deferred policy acquisition costs and reserve adjustments. Effective January 1, 2018, equity securities will be measured at fair value with any changes in valuation reported in net income. For further information, see Financial Instruments - Recognition and Measurement discussion above. Fixed maturities for which the Company elected the fair value option are classified as FVO, generally certain securities that contain embedded credit derivatives, and are carried at fair value with changes in value recorded in realized capital gains and losses. Policy loans are carried at outstanding balance. Mortgage loans are recorded at the outstanding principal balance adjusted for amortization of premiums or discounts and net of valuation allowances. Short-term investments are carried at amortized cost, which approximates fair value. Limited partnerships and other alternative investments are reported at their carrying value and are primarily accounted for under the equity method with the Company’s share of earnings included in net investment income. Recognition of income related to limited partnerships and other alternative investments is delayed due to the availability of the related financial information, as private equity and other funds are generally on a three-month delay and hedge funds on a one-month delay. Accordingly, income for the years ended December 31, 2017, 2016, and 2015 may not include the full impact of current year changes in valuation of the underlying assets and liabilities of the funds, which are generally obtained from the limited partnerships and other alternative investments’ general partners. Other investments primarily consist of derivative instruments which are carried at fair value.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Net Realized Capital Gains and Losses

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Net realized capital gains and losses also result from fair value changes in fixed maturities and equity securities FVO, and derivatives contracts (both free-standing and embedded) that do not qualify, or are not designated, as a hedge for accounting purposes, as well as ineffectiveness on derivatives that qualify for hedge accounting treatment, and the change in value of certain fair-value hedging instruments and their associated hedged item. Impairments and mortgage loan valuation allowances are recognized as net realized capital losses in accordance with the Company’s impairment and mortgage loan valuation allowance policies as discussed in Note 3 - Investments of Notes to Consolidated Financial Statements. Foreign currency transaction remeasurements are also included in net realized capital gains and losses.

Net Investment Income

Interest income from fixed maturities and mortgage loans is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments using the retrospective method; however, if these investments are impaired and for certain other asset-backed securities, any yield adjustments are made using the prospective method. Prepayment fees and make-whole payments on fixed maturities and mortgage loans are recorded in net investment income when earned. For equity securities, dividends are recognized as investment income on the ex-dividend date. Limited partnerships and other alternative investments primarily use the equity method of accounting to recognize the Company’s share of earnings; however, for a portion of those investments, the Company used investment fund accounting applied to a wholly-owned fund of funds which was liquidated during 2016. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security’s yield, if necessary. The Company’s non-income producing investments were not material for the years ended December 31, 2017, 2016 and 2015.

Derivative Instruments

Overview

The Company utilizes a variety of over-the-counter (“OTC”), transactions cleared through central clearing houses (“OTC-cleared”) and exchange traded derivative instruments as part of its overall risk management strategy as well as to enter into replication transactions. The types of instruments may include swaps, caps, floors, forwards, futures and options to achieve one of four Company-approved objectives:

•                  to hedge risk arising from interest rate, equity market, commodity market, credit spread and issuer default, price or currency exchange rate risk or volatility;

•                  to manage liquidity;

•                  to control transaction costs;

•                  to enter into synthetic replication transactions.

Interest rate and credit default swaps involve the periodic exchange of cash flows with other parties, at specified intervals, calculated using agreed upon rates or other financial variables and notional principal amounts. Generally, little to no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike interest rate or falls below the floor strike interest rate, applied to a notional principal amount. A premium payment determined at inception is made by the purchaser of the contract and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments, at a future date, for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures’ contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date. The contracts may reference commodities, which grant the purchaser the right to either purchase from or sell to the issuer commodities at a specified price, within a specified period or on a stated date. Option contracts are typically settled in cash.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

The Company’s derivative transactions conducted in insurance company subsidiaries are used in strategies permitted under the derivative use plans required by the State of Connecticut and the State of New York insurance departments.

Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities

Derivative instruments are recognized on the Consolidated Balance Sheets at fair value and are reported in Other Investments and Other Liabilities. For balance sheet presentation purposes, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty or under a master netting agreement, which provides the Company with the legal right of offset.

The Company clears certain interest rate swap and credit default swap derivative transactions through central clearing houses. OTC-cleared derivatives require initial collateral at the inception of the trade in the form of cash or highly liquid securities, such as U.S. Treasuries and government agency investments. Central clearing houses also require additional cash as variation margin based on daily market value movements. For information on collateral, see the derivative collateral arrangements section in Note 4 - Derivative Instruments of Notes to Consolidated Financial Statements. In addition, OTC-cleared transactions include price alignment amounts either received or paid on the variation margin, which are reflected in realized capital gains and losses or, if characterized as interest, in net investment income.

On the date the derivative contract is entered into, the Company designates the derivative as (1) a hedge of the fair value of a recognized asset or liability (“fair value” hedge), (2) a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow” hedge), (3) a hedge of a net investment in a foreign operation (“net investment” hedge) or (4) held for other investment and/or risk management purposes, which primarily involve managing asset or liability related risks and do not qualify for hedge accounting.

Fair Value Hedges - Changes in the fair value of a derivative that is designated and qualifies as a fair value hedge, along with the changes in the fair value of the hedged asset or liability that is attributable to the hedged risk, are recorded in current period earnings as net realized capital gains and losses with any differences between the net change in fair value of the derivative and the hedged item representing the hedge ineffectiveness. Periodic cash flows and accruals of income/expense (“periodic derivative net coupon settlements”) are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded.

Cash Flow Hedges - Changes in the fair value of a derivative that is designated and qualifies as a cash flow hedge, including foreign-currency cash flow hedges, are recorded in AOCI and are reclassified into earnings when the variability of the cash flow of the hedged item impacts earnings. Gains and losses on derivative contracts that are reclassified from AOCI to current period earnings are included in the line item in the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Any hedge ineffectiveness is recorded immediately in current period earnings as net realized capital gains and losses. Periodic derivative net coupon settlements are recorded in the line item of the Consolidated Statements of Operations in which the cash flows of the hedged item are recorded. Cash flows from cash flow hedges are presented in the same category as the cash flows from the items being hedged in the Consolidated Statement of Cash Flows.

Other Investment and/or Risk Management Activities - The Company’s other investment and/or risk management activities primarily relate to strategies used to reduce economic risk or replicate permitted investments and do not receive hedge accounting treatment. Changes in the fair value, including periodic derivative net coupon settlements, of derivative instruments held for other investment and/or risk management purposes are reported in current period earnings as net realized capital gains and losses.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Hedge Documentation and Effectiveness Testing

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated changes in fair value or cash flow of the hedged item. At hedge inception, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking each hedge transaction. The documentation process includes linking derivatives that are designated as fair value, cash flow, or net investment hedges to specific assets or liabilities on the balance sheet or to specific forecasted transactions and defining the effectiveness and ineffectiveness testing methods to be used. The Company also formally assesses both at the hedge’s inception and ongoing on a quarterly basis, whether the derivatives that are used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in fair values, cash flows or net investment in foreign operations of hedged items. Hedge effectiveness is assessed primarily using quantitative methods as well as using qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Hedge ineffectiveness of the hedge relationships are measured each reporting period using the “Change in Variable Cash Flows Method”, the “Change in Fair Value Method”, the “Hypothetical Derivative Method”, or the “Dollar Offset Method”.

Discontinuance of Hedge Accounting

The Company discontinues hedge accounting prospectively when (1) it is determined that the qualifying criteria are no longer met; (2) the derivative is no longer designated as a hedging instrument; or (3) the derivative expires or is sold, terminated or exercised.

When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried at fair value on the balance sheet with changes in its fair value recognized in current period earnings. Changes in the fair value of the hedged item attributable to the hedged risk is no longer adjusted through current period earnings and the existing basis adjustment is amortized to earnings over the remaining life of the hedged item through the applicable earnings component associated with the hedged item.

When cash flow hedge accounting is discontinued because the Company becomes aware that it is not probable that the forecasted transaction will occur, the derivative continues to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in AOCI are recognized immediately in earnings.

In other situations in which hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged item.

Embedded Derivatives

The Company purchases investments and has previously issued financial products that contain embedded derivative instruments. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value reported in net realized capital gains and losses.

Credit Risk

Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. The Company generally requires that OTC derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association (“ISDA”) agreements which are structured by legal entity and by counterparty, and permit right of offset. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $10. The Company also minimizes the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. OTC-cleared derivatives are governed by clearing house rules. Transactions cleared through a central clearing house reduce risk due to their ability to require daily variation margin and act as an independent valuation source. In addition, the Company monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations.

Cash

Cash represents cash on hand and demand deposits with banks or other financial institutions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers in order to limit its maximum losses and to diversify its exposures and provide statutory surplus relief. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company also assumes reinsurance from other insurers.

Reinsurance accounting is followed for ceded and assumed transactions that provide indemnification against loss or liability relating to insurance risk (i.e., risk transfer). To meet risk transfer requirements, a reinsurance agreement must include insurance risk, consisting of underwriting, investment, and timing risk, and a reasonable possibility of a significant loss to the reinsurer. If the ceded and assumed transactions do not meet risk transfer requirements, the Company accounts for these transactions as financing transactions.

Premiums, benefits, losses and loss adjustment expenses reflect the net effects of ceded and assumed reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. Included in reinsurance recoverables are balances due from reinsurance companies for paid and unpaid losses and loss adjustment expenses and are presented net of any necessary allowance for uncollectible reinsurance.

The Company reinsures certain of its risks to other reinsurers under yearly renewable term, coinsurance, and modified coinsurance arrangements, and variations thereof. The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

The Company evaluates the financial condition of its reinsurers and concentrations of credit risk. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (“DAC”) represent costs that are directly related to the acquisition of new and renewal insurance contracts and incremental direct costs of contract acquisition that are incurred in transactions with either independent third parties or employees. Such costs primarily include commissions, premium taxes, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully issued contracts.

For universal life-type contracts (including variable annuities), the DAC asset is amortized over the estimated life of the contracts acquired in proportion to the present value of estimated gross profits (“EGPs”). The Company also uses the present value EGPs to determine reserves for universal life type contracts (including variable annuities) with death or other insurance benefits such as guaranteed minimum death, life-contingent guaranteed minimum withdrawal and universal life insurance secondary guarantee benefits. These benefits are accounted for and collectively referred to as death and other insurance benefit reserves and are held in addition to the account value liability representing policyholder funds.

For most life insurance product contracts, including variable annuities, the Company estimates gross profits over 20 years as EGPs emerging subsequent to that time frame are immaterial. Contracts sold in a particular year are aggregated into cohorts. Future gross profits for each cohort are projected over the estimated lives of the underlying contracts, based on future account value projections for variable annuity products. The projection of future account values requires the use of certain assumptions including: separate account returns; separate account fund mix; fees assessed against the contract holder’s account balance; full and partial surrender rates; interest credited; mortality; and the extent and duration of hedging activities and hedging costs.

The Company determines EGPs from a single deterministic reversion to mean (“RTM”) separate account return projection which is an estimation technique commonly used by insurance entities to project future separate account returns. Through this estimation technique, the Company’s DAC model is adjusted to reflect actual fund performance at the end of each quarter. Through a consideration of recent market returns, the Company will unlock (“Unlock”), or adjust, projected returns over a future period so that the account value returns to the long-term expected rate of return, providing that those projected returns do not exceed certain caps. This Unlock for future separate account returns is determined each quarter.

In the fourth quarter of 2017, the Company completed a comprehensive policyholder behavior assumption study which resulted in a non-market related after-tax charge and incorporated the results of that study into its projection of future gross profits. Additionally, throughout the year, the Company evaluates various aspects of policyholder behavior and will revise its policyholder assumptions if credible emerging data indicates that changes are warranted. The Company will continue to evaluate its assumptions related to policyholder behavior as initiatives to reduce the size of the variable annuity business are implemented by management. Upon completion of an annual assumption study or evaluation of credible new information, the Company will revise its assumptions to reflect its current best estimate. These assumption revisions will change the projected account values and the related EGPs in the DAC models, as well as, EGPs used in the death and other insurance benefit reserving models.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

All assumption changes that affect the estimate of future EGPs including the update of current account values, the use of the RTM estimation technique, and policyholder behavior assumptions are considered an Unlock in the period of revision. An Unlock adjusts the DAC and death and other insurance benefit reserve balances in the Consolidated Balance Sheets with an offsetting benefit or charge in the Consolidated Statements of Operations in the period of the revision. An Unlock revises EGPs to reflect the Company’s current best estimate assumptions. The Company also tests the aggregate recoverability of DAC by comparing the existing DAC balance to the present value of future EGPs. An Unlock that results in an after-tax benefit generally occurs as a result of actual experience or future expectations of product profitability being favorable compared to previous estimates. An Unlock that results in an after-tax charge generally occurs as a result of actual experience or future expectations of product profitability being unfavorable compared to previous estimates.

Policyholders may exchange contracts or make modifications to existing contracts.  If the new contract or the modification results in a substantially changed replacement contract, the existing DAC is written off through income.  If the new or modified contract is not substantially changed, the existing DAC continues to be amortized and incremental costs are expensed in the period incurred.

Reserve for Future Policy Benefits

Reserve for Future Policy Benefits on Universal Life-type Contracts

Certain contracts classified as universal life-type include death and other insurance benefit features including guaranteed minimum death benefit (“GMDB”) and the life-contingent portion of guaranteed minimum withdrawal benefit (“GMWB”) riders offered with variable annuity contracts, as well as secondary guarantee benefits offered with universal life insurance contracts. Universal life insurance secondary guarantee benefits ensure that the policy will not terminate, and will continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. GMDB riders on variable annuities provide a death benefit during the accumulation phase that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value (“MAV”). For the Company’s products with GMWB riders, the withdrawal benefit can exceed the guaranteed remaining balance (“GRB”), which is generally equal to premiums less withdrawals. In addition to recording an account value liability that represents policyholder funds, the Company records a death and other insurance benefit liability for GMDBs, the life-contingent portion of GMWBs and the universal life insurance secondary guarantees. This death and other insurance benefit liability is reported in reserve for future policy benefits in the Company’s Consolidated Balance Sheets. Changes in the death and other insurance benefit reserves are recorded in benefits, losses and loss adjustment expenses in the Company’s Consolidated Statements of Operations.

The death and other insurance benefit liability is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected assessments and investment margin. Total expected assessments are the aggregate of all contract charges, including those for administration, mortality, expense, and surrender. The liability is accrued as actual assessments are earned. The expected present value of benefits and assessments are generally derived from a set of stochastic scenarios that have been calibrated to our RTM separate account returns and assumptions including market rates of return, volatility, discount rates, lapse rates and mortality experience. Consistent with the Company’s policy on the Unlock, the Company regularly evaluates estimates used and adjusts the liability, with a related charge or credit to benefits, losses and loss adjustment expenses. For further information on the Unlock, see the Deferred Policy Acquisition Costs accounting policy section within this footnote.

The Company reinsures a portion of its in-force GMDB and all of its universal life insurance secondary guarantees. Net reinsurance costs are recognized ratably over the accumulation period based on total expected assessments.

Reserve for Future Policy Benefits on Traditional Annuity and Other Contracts

Traditional annuities recorded within the reserve for future policy benefits primarily include life-contingent contracts in the payout phase such as structured settlements and terminal funding agreements. Other contracts within the reserve for policyholder benefits include whole life and guaranteed term life insurance contracts. The reserve for future policy benefits is calculated using standard actuarial methods considering the present value of future benefits and related expenses to be paid less the present value of the portion of future premiums required using assumptions “locked in” at the time the policies were issued, including discount rate, withdrawal, mortality and expense assumptions deemed appropriate at the issue date. Future policy benefits are computed at amounts that, with additions from any estimated premiums to be received and with interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations at their maturities or in the event of an insured’s death. While assumptions are locked in upon issuance of new contracts and annuitizations of existing contracts, significant changes in experience or assumptions may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. Basis of Presentation and Significant Accounting Policies (continued)

Other Policyholder Funds and Benefits Payable

Other policyholder funds and benefits payable primarily include the non-variable account values associated with variable annuity and other universal life-type contracts, investment contracts, the non-life contingent portion of GMWBs that are accounted for as embedded derivatives at fair value as well as other policyholder account balances associated with our life insurance businesses. Investment contracts are non-life contingent and include institutional and governmental deposits, structured settlements and fixed annuities. The liability for investment contracts is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date, which includes the accumulation of deposits plus credited interest, less withdrawals, payments and assessments through the financial statement date. For discussion of fair value of GMWBs that represent embedded derivatives, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

Separate Account Liabilities

The Company records the variable account value portion of variable annuities, variable life insurance products and institutional and governmental investment contracts within separate accounts. Separate account assets are reported at fair value and separate account liabilities are reported at amounts consistent with separate account assets. Investment income and gains and losses from those separate account assets accrue directly to the policyholder, who assumes the related investment risk, and are offset by change in the related liability. Changes in the value of separate account assets and separate account liabilities are reported in the same line item in the Consolidated Statements of Operations. The Company earns fee income for investment management, certain administrative services and mortality and expense risks.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements

The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:

Level 1	Fair values based primarily on unadjusted quoted prices for identical assets, or liabilities, in active markets that the Company has the ability to access at the measurement date.

Level 2	Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.

Level 3

Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair values uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.

The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine fair values that the Company has classified within Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2017
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
Asset backed securities (“ABS”)	$819	$—	$806	$13
Collateralized debt obligations (“CDOs”)	888	—	815	73
Commercial mortgage-backed securities (“CMBS”)	2,084	—	2,058	26
Corporate	14,038	—	13,595	443
Foreign government/government agencies	407	—	406	1
Municipal	1,266	—	1,228	38
Residential mortgage-backed securities (“RMBS”)	1,427	—	735	692
U.S. Treasuries	1,870	284	1,586	—
Total fixed maturities	22,799	284	21,229	1,286
Fixed maturities, FVO	32	—	32	—
Equity securities, trading [1]	12	12	—	—
Equity securities, AFS	154	61	47	46
Derivative assets
Credit derivatives	1	—	1	—
Foreign exchange derivatives	(1)	—	(1)	—
Interest rate derivatives	47	—	47	—
GMWB hedging instruments	69	—	35	34
Macro hedge program	19	—	—	19
Total derivative assets [2]	135	—	82	53
Short-term investments	1,094	807	287	—
Reinsurance recoverable for GMWB	36	—	—	36
Modified coinsurance reinsurance contracts	55	—	55	—
Separate account assets [3]	113,302	73,538	38,677	185
Total assets accounted for at fair value on a recurring basis	$137,619	$74,702	$60,409	$1,606
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(75)	$—	$—	$(75)
Total other policyholder funds and benefits payable	(75)	—	—	(75)
Derivative liabilities
Foreign exchange derivatives	(187)	—	(187)	—
Interest rate derivatives	(403)	—	(374)	(29)
GMWB hedging instruments	(2)	—	(2)	—
Macro hedge program	4	—	—	4
Total derivative liabilities [4]	(588)	—	(563)	(25)
Total liabilities accounted for at fair value on a recurring basis	$(663)	$—	$(563)	$(100)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Assets and (Liabilities) Carried at Fair Value by Hierarchy Level as of December 31, 2016
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets accounted for at fair value on a recurring basis
Fixed maturities, AFS
ABS	$993	$—	$956	$37
CDOs	940	—	680	260
CMBS	2,146	—	2,125	21
Corporate	14,693	—	14,127	566
Foreign government/government agencies	345	—	328	17
Municipal	1,189	—	1,117	72
RMBS	1,760	—	1,049	711
U.S. Treasuries	1,753	230	1,523	—
Total fixed maturities	23,819	230	21,905	1,684
Fixed maturities, FVO	82	—	82	—
Equity securities, trading [1]	11	11	—	—
Equity securities, AFS	152	20	88	44
Derivative assets
Credit derivatives	(1)	—	(1)	—
Foreign exchange derivatives	4	—	4	—
Interest rate derivatives	30	—	30	—
GMWB hedging instruments	74	—	14	60
Macro hedge program	128	—	8	120
Total derivative assets [2]	235	—	55	180
Short-term investments	1,349	637	712	—
Reinsurance recoverable for GMWB	73	—	—	73
Modified coinsurance reinsurance contracts	68	—	68	—
Separate account assets [3]	111,634	71,606	38,856	201
Total assets accounted for at fair value on a recurring basis	$137,423	$72,504	$61,766	$2,182
Liabilities accounted for at fair value on a recurring basis
Other policyholder funds and benefits payable
GMWB embedded derivative	$(241)	$—	$—	$(241)
Equity linked notes	(33)	—	—	(33)
Total other policyholder funds and benefits payable	(274)	—	—	(274)
Derivative liabilities
Credit derivatives	1	—	1	—
Equity derivatives	33	—	33	—
Foreign exchange derivatives	(247)	—	(247)	—
Interest rate derivatives	(434)	—	(404)	(30)
GMWB hedging instruments	20	—	(1)	21
Macro hedge program	50	—	3	47
Total derivative liabilities [4]	(577)	—	(615)	38
Total liabilities accounted for at fair value on a recurring basis	$(851)	$—	$(615)	$(236)

[1]	Included in other investments on the Consolidated Balance Sheets.
[2]

Includes OTC and OTC-cleared derivative instruments in a net positive fair value position after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules, and applicable law. See footnote 4 to this table for derivative liabilities.

[3]

Approximately $2.5 billion and $4.0 billion of investment sales receivable, as of December 31, 2017 and December 31, 2016, respectively, are excluded from this disclosure requirement because they are trade receivables in the ordinary course of business where the carrying amount approximates fair value. Included in the total fair value amount are $0.9 billion and $1.0 billion of investments, as of December 31, 2017 and December 31, 2016, respectively, for which the fair value is estimated using the net asset value per unit as a practical expedient which are excluded from the disclosure requirement to classify amounts in the fair value hierarchy.

[4]

Includes OTC and OTC-cleared derivative instruments in a net negative fair value position (derivative liability) after consideration of the accrued interest and impact of collateral posting requirements which may be imposed by agreements, clearing house rules and applicable law.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fixed Maturities, Equity Securities, Short-term Investments, and Free-standing Derivatives

Valuation Techniques

The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a “waterfall” approach comprised of the following pricing sources and techniques, which are listed in priority order:

•                  Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.

•                  Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, including certain municipal securities, foreign government/government agency securities, and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.

•                  Internal matrix pricing, which is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s financial strength and term to maturity, using an independent public security index and trade information, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the inputs are observable or can be corroborated with observable data.

•                  Independent broker quotes, which are typically non-binding and use inputs that can be difficult to corroborate with observable market based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.

The fair value of free-standing derivative instruments are determined primarily using a discounted cash flow model or option model technique and incorporate counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments. Unobservable market data is used in the valuation of customized derivatives that are used to hedge certain GMWB variable annuity riders. See the section “GMWB Embedded, Customized, and Reinsurance Derivatives” below for further discussion of the valuation model used to value these customized derivatives.

Valuation Controls

The fair value process for investments is monitored by the Valuation Committee, which is a cross-functional group of senior management within the Company that meets at least quarterly. The purpose of the committee is to oversee the pricing policy and procedures, as well as to approve changes to valuation methodologies and pricing sources. Controls and procedures used to assess third-party pricing services are reviewed by the Valuation Committee, including the results of annual due-diligence reviews.

There are also two working groups under the Valuation Committee: a Securities Fair Value Working Group (“Securities Working Group”) and a Derivatives Fair Value Working Group (“Derivatives Working Group”). The working groups, which include various investment, operations, accounting and risk management professionals, meet monthly to review market data trends, pricing and trading statistics and results, and any proposed pricing methodology changes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

The Securities Working Group reviews prices received from third parties to ensure that the prices represent a reasonable estimate of the fair value. The group considers trading volume, new issuance activity, market trends, new regulatory rulings and other factors to determine whether the market activity is significantly different than normal activity in an active market. A dedicated pricing unit follows up with trading and investment sector professionals and challenges prices of third-party pricing services when the estimated assumptions used differ from what the unit believes a market participant would use. If the available evidence indicates that pricing from third-party pricing services or broker quotes is based upon transactions that are stale or not from trades made in an orderly market, the Company places little, if any, weight on the third party service’s transaction price and will estimate fair value using an internal process, such as a pricing matrix.

The Derivatives Working Group reviews the inputs, assumptions and methodologies used to ensure that the prices represent a reasonable estimate of the fair value. A dedicated pricing team works directly with investment sector professionals to investigate the impacts of changes in the market environment on prices or valuations of derivatives. New models and any changes to current models are required to have detailed documentation and are validated to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval.

The Company conducts other monitoring controls around securities and derivatives pricing including, but not limited to, the following:

•                  Review of daily price changes over specific thresholds and new trade comparison to third-party pricing services.

•                  Daily comparison of OTC derivative market valuations to counterparty valuations.

•                  Review of weekly price changes compared to published bond prices of a corporate bond index.

•                  Monthly reviews of price changes over thresholds, stale prices, missing prices, and zero prices.

•                  Monthly validation of prices to a second source for securities in most sectors and for certain derivatives.

In addition, The Hartford’s enterprise-wide Operational Risk Management function, led by the Chief Risk Officer, is responsible for model risk management and provides an independent review of the suitability and reliability of model inputs, as well as an analysis of significant changes to current models.

Valuation Inputs

Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, short-term investments, and exchange traded futures and option contracts.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Valuation Inputs Used in Level 2 and 3 Measurements for Securities and Freestanding Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs
Fixed Maturity Investments
Structured securities (includes ABS, CDOs CMBS and RMBS)

• Benchmark yields and spreads
• Monthly payment information
• Collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions
• Credit default swap indices

Other inputs for ABS and RMBS:
• Estimate of future principal prepayments, derived based on the characteristics of the underlying structure
• Prepayment speeds previously experienced at the interest rate levels projected for the collateral

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for less liquid securities or those that trade less actively, including subprime RMBS:
• Estimated cash flows
• Credit spreads, which include illiquidity premium
• Constant prepayment rates
• Constant default rates
• Loss severity

Corporates

• Benchmark yields and spreads
• Reported trades, bids, offers of the same or similar securities
• Issuer spreads and credit default swap curves

Other inputs for investment grade privately placed securities that utilize internal matrix pricing :
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

• Independent broker quotes
• Credit spreads beyond observable curve
• Interest rates beyond observable curve

Other inputs for below investment grade privately placed securities:
• Independent broker quotes
• Credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature

U.S Treasuries, Municipals, and Foreign government/government agencies

• Benchmark yields and spreads
• Issuer credit default swap curves
• Political events in emerging market economies
• Municipal Securities Rulemaking Board reported trades and material event notices
• Issuer financial statements

• Independent broker quotes • Credit spreads beyond observable curve • Interest rates beyond observable curve
Equity Securities
• Quoted prices in markets that are not active	• For privately traded equity securities, internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions that are not observable
Short Term Investments
• Benchmark yields and spreads • Reported trades, bids, offers • Issuer spreads and credit default swap curves • Material event notices and new issue money market rates	Not applicable
Derivatives
Credit derivatives
• Swap yield curve • Credit default swap curves	Not applicable
Equity derivatives
• Equity index levels • Swap yield curve	• Independent broker quotes • Equity volatility
Foreign exchange derivatives
• Swap yield curve • Currency spot and forward rates • Cross currency basis curves	Not applicable
Interest rate derivatives
• Swap yield curve	• Independent broker quotes • Interest rate volatility

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Securities

Assets accounted for at fair value on a recurring basis	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Weighted Average [1]	Impact of Increase in Input on Fair Value [2]

As of December 31, 2017
CMBS [3]	$15	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	9bps	1,816bps	457bps	Decrease
Corporate [4]	190	Discounted cash flows	Spread	103bps	1,000bps	355bps	Decrease
Municipal [3]	22	Discounted cash flows	Spread	192bps	250bps	228bps	Decrease
RMBS [3]	692	Discounted cash flows	Spread	24bps	463bps	77bps	Decrease
			Constant prepayment rate	—%	25%	6%	Decrease [5]
			Constant default rate	—%	7%	4%	Decrease
			Loss severity	—%	100%	65%	Decrease
As of December 31, 2016
CMBS [3]	$9	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	10bps	1,273bps	249bps	Decrease
Corporate [4]	265	Discounted cash flows	Spread	122bps	1,021bps	373bps	Decrease
Municipal [3]	56	Discounted cash flows	Spread	135bps	286bps	195bps	Decrease
RMBS [3]	704	Discounted cash flows	Spread	16bps	1,830bps	189bps	Decrease
			Constant prepayment rate	—%	20%	4%	Decrease [5]
			Constant default rate	1%	10%	5%	Decrease
			Loss severity	—%	100%	75%	Decrease

[1]        The weighted average is determined based on the fair value of the securities.

[2]        Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[3]        Excludes securities for which the Company based fair value on broker quotations.

[4]        Excludes securities for which the Company bases fair value on broker quotations; however, included are broker-priced lower-rated private placement securities for which the Company receives spread and yield information to corroborate the fair value.

[5]        Decrease for above market rate coupons and increase for below market rate coupons.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Significant Unobservable Inputs for Level 3 - Freestanding Derivatives

	Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Minimum	Maximum	Impact of Increase in Input on Fair Value [1]

As of December 31, 2017
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	2%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(26)	Option model	Equity volatility	19%	19%	Increase
Equity options	1	Option model	Equity volatility	27%	30%	Increase
Customized swaps	59	Discounted cash flows	Equity volatility	7%	30%	Increase
Macro hedge program
Equity options [2]	29	Option model	Equity volatility	18%	31%	Increase
As of December 31, 2016
Interest rate derivatives
Interest rate swaps	$(29)	Discounted cash flows	Swap curve beyond 30 years	3%	3%	Decrease
GMWB hedging instruments
Equity variance swaps	(36)	Option model	Equity volatility	20%	23%	Increase
Equity options	17	Option model	Equity volatility	27%	30%	Increase
Customized swaps	100	Discounted cash flows	Equity volatility	12%	30%	Increase
Macro hedge program
Equity options	188	Option model	Equity volatility	17%	28%	Increase

[1]        Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

[2]        Excludes derivatives for which the Company bases fair value on broker quotations.

The tables above exclude the portion of ABS, index options and certain corporate securities for which fair values are predominately based on independent broker quotes. While the Company does not have access to the significant unobservable inputs that independent brokers may use in their pricing process, the Company believes brokers likely use inputs similar to those used by the Company and third-party pricing services to price similar instruments. As such, in their pricing models, brokers likely use estimated loss severity rates, prepayment rates, constant default rates and credit spreads. Therefore, similar to non-broker priced securities, increases in these inputs would generally cause fair values to decrease. For the year ended December 31, 2017, no significant adjustments were made by the Company to broker prices received.

Transfers between Levels

Transfers of securities among the levels occur at the beginning of the reporting period. The amount of transfers from Level 1 to Level 2 was $773 and $563, for the years ended December 31, 2017 and 2016, respectively, which represented previously on-the-run U.S. Treasury securities that are now off-the-run. For the years ended December 31, 2017 and 2016, there were no transfers from Level 2 to Level 1. See the fair value roll-forward tables for the years ended December 31, 2017 and 2016, for the transfers into and out of Level 3.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

GMWB Embedded, Customized and Reinsurance Derivatives

GMWB Embedded Derivatives

The Company formerly offered certain variable annuity products with GMWB riders that provide the policyholder with a GRB which is generally equal to premiums less withdrawals. If the policyholder’s account value is reduced to a specified level through a combination of market declines and withdrawals but the GRB still has value, the Company is obligated to continue to make annuity payments to the policyholder until the GRB is exhausted. When payments of the GRB are not life-contingent, the GMWB represents an embedded derivative carried at fair value reported in other policyholder funds and benefits payable in the Consolidated Balance Sheets with changes in fair value reported in net realized capital gains and losses.

Free-standing Customized Derivatives

The Company holds free-standing customized derivative contracts to provide protection from certain capital markets risks for the remaining term of specified blocks of non-reinsured GMWB riders. These customized derivatives are based on policyholder behavior assumptions specified at the inception of the derivative contracts. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices. These derivatives are reported in the Consolidated Balance Sheets within other investments or other liabilities, as appropriate, after considering the impact of master netting agreements.

GMWB Reinsurance Derivative

The Company has reinsurance arrangements in place to transfer a portion of its risk of loss due to GMWB. These arrangements are recognized as derivatives carried at fair value and reported in reinsurance recoverables in the Consolidated Balance Sheets. Changes in the fair value of the reinsurance agreements are reported in net realized capital gains and losses.

Valuation Techniques

Fair values for GMWB embedded derivatives, free-standing customized derivatives and reinsurance derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items. In valuing the GMWB embedded derivative, the Company attributes to the derivative a portion of the expected fees to be collected over the expected life of the contract from the contract holder equal to the present value of future GMWB claims. The excess of fees collected from the contract holder in the current period over the portion of fees attributed to the embedded derivative in the current period are associated with the host variable annuity contract and reported in fee income.

Valuation Controls

Oversight of the Company’s valuation policies and processes for GMWB embedded, reinsurance, and customized derivatives is performed by a multidisciplinary group comprised of finance, actuarial and risk management professionals. This multidisciplinary group reviews and approves changes and enhancements to the Company’s valuation model as well as associated controls.

Valuation Inputs

The fair value for each of the non-life contingent GMWBs, the free-standing customized derivatives and the GMWB reinsurance derivative is calculated as an aggregation of the following components: Best Estimate Claim Payments; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed, to assume the risks associated with the guaranteed minimum benefits and the related reinsurance and customized derivatives. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.

Best Estimate Claim Payments

The Best Estimate Claim Payments are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior. These assumptions are input into a stochastic risk neutral scenario process that is used to determine the valuation and involves numerous estimates and subjective judgments regarding a number of variables.

The Company monitors various aspects of policyholder behavior and may modify certain of its assumptions, including living benefit lapses and withdrawal rates, if credible emerging data indicates that changes are warranted. In addition, the Company will continue to evaluate policyholder behavior assumptions should we implement further initiatives to reduce the size of the variable annuity business. At a minimum, all policyholder behavior assumptions are reviewed and updated at least annually as part of the Company’s annual fourth-quarter comprehensive study to refine its estimate of future gross profits. In addition, the Company recognizes non-market-based updates driven by the relative outperformance (underperformance) of the underlying actively managed funds as compared to their respective indices.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Credit Standing Adjustment

The credit standing adjustment is an estimate of the additional amount that market participants would require in determining fair value to reflect the risk that GMWB benefit obligations or the GMWB reinsurance recoverables will not be fulfilled. The Company incorporates a blend of observable Company and reinsurer credit default spreads from capital markets, adjusted for market recoverability.

Margins

The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.

Valuation Inputs Used in Levels 2 and 3 Measurements for GMWB Embedded, Customized and Reinsurance Derivatives

Level 2 Primary Observable Inputs	Level 3 Primary Unobservable Inputs

• Risk-free rates as represented by the Eurodollar futures, LIBOR deposits and swap rates to derive forward curve rates
• Correlations of 10 years of observed historical returns across underlying well-known market indices
• Correlations of historical index returns compared to separate account fund returns
• Equity index levels

• Market implied equity volatility assumptions Assumptions about policyholder behavior, including: • Withdrawal utilization • Withdrawal rates • Lapse rates • Reset elections

Significant Unobservable Inputs for Level 3 GMWB Embedded Customized and Reinsurance Derivatives

	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]

As of December 31, 2017
Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	30%	75%	Increase
Equity Volatility [6]	7%	30%	Increase

As of December 31, 2016
	Unobservable Inputs (Minimum)	Unobservable Inputs (Maximum)	Impact of Increase in Input on Fair Value Measurement [1]

Withdrawal Utilization [2]	15%	100%	Increase
Withdrawal Rates [3]	—%	8%	Increase
Lapse Rates [4]	—%	40%	Decrease
Reset Elections [5]	20%	75%	Increase
Equity Volatility [6]	12%	30%	Increase

[1]        Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.

[2]        Range represents assumed cumulative percentages of policyholders taking withdrawals.

[3]        Range represents assumed cumulative annual amount withdrawn by policyholders.

[4]        Range represents assumed annual percentages of full surrender of the underlying variable annuity contracts across all policy durations for in force business.

[5]        Range represents assumed cumulative percentages of policyholders that would elect to reset their guaranteed benefit base.

[6]        Range represents implied market volatilities for equity indices based on multiple pricing sources.

Separate Account Assets

Separate account assets are primarily invested in mutual funds. Other separate account assets include fixed maturities, limited partnerships, equity securities, short-term investments and derivatives that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company. For limited partnerships in which fair value represents the separate account’s share of the NAV, 51%and 39% were subject to significant liquidation restrictions as of December 31, 2017 and December 31, 2016, respectively. Total limited partnerships that do not allow any form of redemption were 21% and 11%, as of December 31, 2017 and December 31, 2016, respectively. Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS, and commercial mortgage loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis Using Significant Unobservable Inputs

The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 roll-forward may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the financial statements.

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2017

		Total realized/ unrealized gains (losses)
	Fair value as of January 1, 2017	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2017
Assets
Fixed Maturities, AFS
ABS	$37	$—	$—	$14	$(6)	$—	$6	$(38)	$13
CDOs	260	14	(17)	147	(107)	(19)	—	(205)	73
CMBS	21	—	1	33	(4)	—	—	(25)	26
Corporate	566	(8)	23	111	(7)	(95)	78	(225)	443
Foreign Govt./Govt. Agencies	17	—	1	3	(2)	—	—	(18)	1
Municipal	72	—	4	—	(1)	(5)	—	(32)	38
RMBS	711	—	19	155	(185)	—	—	(8)	692
Total Fixed Maturities, AFS	1,684	6	31	463	(312)	(119)	84	(551)	1,286
Equity Securities, AFS	44	—	(4)	6	—	—	—	—	46
Freestanding Derivatives
Interest rate	(30)	1	—	—	—	—	—	—	(29)
GMWB hedging instruments	81	(47)	—	—	—	—	—	—	34
Macro hedge program	167	10	—	9	—	(163)	—	—	23
Total Freestanding Derivatives [5]	218	(36)	—	9	—	(163)	—	—	28
Reinsurance Recoverable for GMWB	73	(52)	—	—	15	—	—	—	36
Separate Accounts	201	3	6	152	(8)	(53)	11	(127)	185
Total Assets	$2,220	$(79)	$33	$630	$(305)	$(335)	$95	$(678)	$1,581
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(241)	231	—	—	(65)	—	—	—	(75)
Equity Linked Notes	(33)	(4)	—	—	37	—	—	—	—
Total Other Policyholder Funds and Benefits Payable	(274)	227	—	—	(28)	—	—	—	(75)
Total Liabilities	$(274)	$227	$—	$—	$(28)	$—	$—	$—	$(75)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fair Value Roll-forwards for Financial Instruments Classified as Level 3 for the Year Ended December 31, 2016

		Total realized/ unrealized gains (losses)
	Fair value as of January 1, 2016	Included in net income [1] [2] [6]	Included in OCI [3]	Purchases	Settlements	Sales	Transfers into Level 3 [4]	Transfers out of Level 3 [4]	Fair value as of December 31, 2016
Assets
Fixed Maturities, AFS
ABS	$5	$—	$—	$35	$(2)	$(2)	$5	$(4)	$37
CDOs	330	(1)	(14)	62	(117)	—	—	—	260
CMBS	62	—	(2)	43	(13)	(2)	—	(67)	21
Corporate	534	(6)	10	87	(63)	(126)	368	(238)	566
Foreign Govt./Govt. Agencies	17	—	1	8	(4)	(5)	—	—	17
Municipal	49	—	—	16	(1)	—	8	—	72
RMBS	628	(1)	4	268	(154)	(26)	2	(10)	711
Total Fixed Maturities, AFS	1,625	(8)	(1)	519	(354)	(161)	383	(319)	1,684
Fixed Maturities, FVO	2	—	—	1	—	(1)	—	(2)	—
Equity Securities, AFS	38	(1)	6	4	—	(3)	—	—	44
Freestanding Derivatives
Equity	—	(8)	—	8	—	—	—	—	—
Interest rate	(29)	(1)	—	—	—	—	—	—	(30)
GMWB hedging instruments	135	(60)	—	—	—	—	—	6	81
Macro hedge program	147	(38)	—	63	(6)	—	—	1	167
Total Freestanding Derivatives [5]	253	(107)	—	71	(6)	—	—	7	218
Reinsurance Recoverable for GMWB	83	(24)	—	—	14	—	—	—	73
Separate Accounts	139	(1)	(3)	320	(15)	(78)	17	(178)	201
Total Assets	$2,140	$(141)	$2	$915	$(361)	$(243)	$400	$(492)	$2,220
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	(262)	88	—	—	(67)	—	—	—	(241)
Equity Linked Notes	(26)	(7)	—	—	—	—	—	—	(33)
Total Other Policyholder Funds and Benefits Payable	(288)	81	—	—	(67)	—	—	—	(274)
Total Liabilities	$(288)	$81	$—	$—	$(67)	$—	$—	$—	$(274)

[1]         The Company classifies realized and unrealized gains (losses) on GMWB reinsurance derivatives and GMWB embedded derivatives as unrealized gains (losses) for purposes of disclosure in this table because it is impracticable to track on a contract-by-contract basis the realized gains (losses) for these derivatives and embedded derivatives.

[2]         Amounts in these rows are generally reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[3]         All amounts are before income taxes and amortization of DAC.

[4]         Transfers in and/or (out) of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs.

[5]         Derivative instruments are reported in this table on a net basis for asset (liability) positions and reported in the Consolidated Balance Sheets in other investments and other liabilities.

[6]   Includes both market and non-market impacts in deriving realized and unrealized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Changes in Unrealized Gains (Losses) included in Net Income for Financial Instruments Classified as Level 3 Still Held at Year End

	December 31, 2017 [1] [2]	December 31, 2016 [1] [2]
Assets
Fixed Maturities, AFS
CMBS	$—	$(1)
Corporate	(1)	(13)
Total Fixed Maturities, AFS	(1)	(14)
Equity Securities, AFS	—	(1)
Freestanding Derivatives
Interest Rate	1	—
GMWB hedging instruments	(61)	(52)
Macro hedge program	(77)	(33)
Total Freestanding Derivatives	(137)	(85)
Reinsurance Recoverable for GMWB	(52)	(24)
Separate Accounts	1	—
Total Assets	$(189)	$(124)
(Liabilities)
Other Policyholder Funds and Benefits Payable
Guaranteed Withdrawal Benefits	$231	$88
Equity Linked Notes	(4)	(7)
Total Other Policyholder Funds and Benefits Payable	227	81
Total Liabilities	$227	$81

[1]        All amounts in these rows are reported in net realized capital gains (losses). The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. All amounts are before income taxes and amortization of DAC.

[2]        Amounts presented are for Level 3 only and therefore may not agree to other disclosures included herein.

Fair Value Option

The Company has elected the fair value option for certain securities that contain embedded credit derivatives with underlying credit risk, related to residential real estate, and these securities are included within Fixed Maturities, FVO on the Consolidated Balance Sheets.

The Company also previously elected the fair value option for certain equity securities in order to align the accounting with total return swap contracts that hedged the risk associated with the investments. The swaps did not qualify for hedge accounting and the change in value of both the equity securities and the total return swaps were recorded in net realized capital gains and losses. These equity securities were classified within equity securities, AFS on the Consolidated Balance Sheets. Income earned from FVO securities was recorded in net investment income and changes in fair value were recorded in net realized capital gains and losses. The Company did not hold any of these equity securities as of December 31, 2017 or December 31, 2016.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Changes in Fair Value of Assets using the Fair Value Option

	For the year ended December 31,
	2017	2016	2015
Assets
Fixed maturities, FVO
CDOs	$—	$—	$1
Corporate	—	—	(3)
Foreign government	—	—	2
RMBS	—	3	—
Total fixed maturities, FVO	$—	$3	$—
Equity, FVO	1	(34)	(12)
Total realized capital gains (losses)	$1	$(31)	$(12)

Fair Value of Assets and Liabilities using the Fair Value Option

	As of December 31,
	2017	2016
Assets
Fixed maturities, FVO
RMBS	$32	$82
Total fixed maturities, FVO	$32	$82

Financial Assets and Liabilities Not Carried at Fair Value

	Fair Value Hierarchy Level	Carrying Amount	Fair Value
	December 31, 2017
Assets
Policy loans	Level 3	$1,432	$1,432
Mortgage loans	Level 3	$2,872	$2,941
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$5,905	$6,095
Consumer notes [2] [3]	Level 3	$8	$8
Assumed investment contracts [3]	Level 3	$342	$361
	December 31, 2016
Assets
Policy loans	Level 3	$1,442	$1,442
Mortgage loans	Level 3	$2,811	$2,843
Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$6,436	$6,626
Consumer notes [2] [3]	Level 3	$20	$20
Assumed investment contracts [3]	Level 3	$487	$526

[1]        Excludes group accident and health and universal life insurance contracts, including corporate owned life insurance.

[2]        Excludes amounts carried at fair value and included in preceding disclosures.

[3]        Included in other liabilities in the Consolidated Balance Sheets.

Fair values for policy loans were determined using current loan coupon rates, which reflect the current rates available under the contracts. As a result, the fair value approximates the carrying value of the policy loans.

Fair values for mortgage loans were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

2. Fair Value Measurements (continued)

Fair values for other policyholder funds and benefits payable and assumed investment contracts, not carried at fair value, are estimated based on the cash surrender values of the underlying policies or by estimating future cash flows discounted at current interest rates adjusted for credit risk.

Fair values for consumer notes were estimated using discounted cash flow calculations using current interest rates adjusted for estimated loan durations.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments

Net Investment Income

	For the years ended December 31,
(Before-tax)	2017	2016	2015
Fixed maturities [1]	$995	$1,049	$1,095
Equity securities	9	8	7
Mortgage loans	124	135	152
Policy loans	79	83	82
Limited partnerships and other alternative investments	75	86	97
Other investments [2]	54	64	82
Investment expenses	(55)	(52)	(59)
Total net investment income	$1,281	$1,373	$1,456

[1]        Includes net investment income on short-term investments.

[2]        Includes income from derivatives that hedge fixed maturities and qualify for hedge accounting.

Net Realized Capital Losses

	For the years ended December 31,
(Before-tax)	2017	2016	2015
Gross gains on sales	$226	$211	$239
Gross losses on sales	(58)	(93)	(211)
Net OTTI losses recognized in earnings	(14)	(28)	(61)
Valuation allowances on mortgage loans	2	—	(4)
Results of variable annuity hedge program
GMWB derivatives, net	48	(38)	(87)
Macro hedge program	(260)	(163)	(46)
Total results of variable annuity hedge program	(212)	(201)	(133)
Transactional foreign currency revaluation	(1)	(70)	(4)
Non-qualifying foreign currency derivatives	(5)	57	(16)
Other, net [1]	2	(39)	44
Net realized capital losses	$(60)	$(163)	$(146)

[1]      Includes non-qualifying derivatives, excluding variable annuity hedge program and foreign currency derivatives, of $(13), $(12), and $46, respectively for 2017, 2016 and 2015.

Net realized capital gains and losses from investment sales are reported as a component of revenues and are determined on a specific identification basis. Before tax, net gains and losses on sales and impairments previously reported as unrealized gains or losses in AOCI were $153, $89 and $(27) for the years ended December 31, 2017, 2016 and 2015, respectively.

Sales of AFS Securities

	For the years ended December 31,
	2017	2016	2015
Fixed maturities, AFS
Sale proceeds	$7,979	$7,409	$9,454
Gross gains	211	206	195
Gross losses	(56)	(85)	(161)
Equity securities, AFS
Sale proceeds	$203	$321	$586
Gross gains	13	4	26
Gross losses	(1)	(8)	(26)

Sales of AFS securities in 2017 were primarily a result of duration and liquidity management, as well as tactical changes to the portfolio as a result of changing market conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Recognition and Presentation of Other-Than-Temporary Impairments

The Company will record an other-than-temporary impairment (“OTTI”) for fixed maturities and certain equity securities with debt-like characteristics (collectively “debt securities”) if the Company intends to sell or it is more likely than not that the Company will be required to sell the security before a recovery in value. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and amortized cost basis of the security.

The Company will also record an OTTI for those debt securities for which the Company does not expect to recover the entire amortized cost basis. For these securities, the excess of the amortized cost basis over its fair value is separated into the portion representing a credit OTTI, which is recorded in net realized capital losses, and the remaining non-credit amount, which is recorded in OCI. The credit OTTI amount is the excess of its amortized cost basis over the Company’s best estimate of discounted expected future cash flows. The non-credit amount is the excess of the best estimate of the discounted expected future cash flows over the fair value. The Company’s best estimate of discounted expected future cash flows becomes the new cost basis and accretes prospectively into net investment income over the estimated remaining life of the security.

The Company’s best estimate of expected future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions regarding the future performance. The Company considers, but is not limited to (a) changes in the financial condition of the issuer and the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.

For non-structured securities, assumptions include, but are not limited to, economic and industry-specific trends and fundamentals, security-specific developments, industry earnings multiples and the issuer’s ability to restructure and execute asset sales.

For structured securities, assumptions include, but are not limited to, various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value (“LTV”) ratios, average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

The Company will also record an OTTI for equity securities where the decline in the fair value is deemed to be other-than-temporary. A corresponding charge is recorded in net realized capital losses equal to the difference between the fair value and cost basis of the security. The previous cost basis less the impairment becomes the new cost basis. The Company’s evaluation and assumptions used to determine an equity OTTI include, but is not limited to, (a) the length of time and extent to which the fair value has been less than the cost of the security, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, (c) whether the issuer is current on preferred stock dividends and (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for recovery. For the remaining equity securities which are determined to be temporarily impaired, the Company asserts its intent and ability to retain those equity securities until the price recovers.

Impairments in Earnings by Type

	For the years ended December 31,
	2017	2016	2015
Intent-to-sell impairments	$—	$4	$24
Credit impairments	14	22	23
Impairments on equity securities	—	2	14
Total impairments	$14	$28	$61

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Cumulative Credit Impairments

	For the years ended December 31,
(Before-tax)	2017	2016	2015
Balance as of beginning of period	$(170)	$(211)	$(296)
Additions for credit impairments recognized on [1]:
Securities not previously impaired	(1)	(9)	(11)
Securities previously impaired	(13)	(13)	(12)
Reductions for credit impairments previously recognized on:
Securities that matured or were sold during the period	82	44	58
Securities the Company made the decision to sell or more likely than not will be required to sell	—	—	1
Securities due to an increase in expected cash flows	14	19	49
Balance as of end of period	$(88)	$(170)	$(211)

[1]        These additions are included in the net OTTI losses recognized in earnings in the Consolidated Statements of Operations.

Available-for-Sale Securities

AFS Securities by Type
	December 31, 2017					December 31, 2016
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non- Credit OTTI [1]	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Non- Credit OTTI [1]
ABS	$821	$9	$(11)	$819	$—	$1,011	$9	$(27)	$993	$—
CDOs	886	2	—	888	—	893	49	(2)	940	—
CMBS	2,061	45	(22)	2,084	(1)	2,135	45	(34)	2,146	(1)
Corporate	12,587	1,483	(32)	14,038	—	13,677	1,111	(95)	14,693	—
Foreign govt./govt. agencies	379	30	(2)	407	—	337	18	(10)	345	—
Municipal	1,125	142	(1)	1,266	—	1,098	97	(6)	1,189	—
RMBS	1,388	41	(2)	1,427	—	1,742	34	(16)	1,760	—
U.S. Treasuries	1,667	206	(3)	1,870	—	1,614	153	(14)	1,753	—
Total fixed maturities, AFS	20,914	1,958	(73)	22,799	(1)	22,507	1,516	(204)	23,819	(1)
Equity securities, AFS	140	14	—	154	—	142	12	(2)	152	—
Total AFS securities	$21,054	$1,972	$(73)	$22,953	$(1)	$22,649	$1,528	$(206)	$23,971	$(1)

[1] Represents the amount of cumulative non-credit OTTI losses recognized in OCI on securities that also had credit impairments. These losses are included in gross unrealized losses as of December 31, 2017 and 2016.

Fixed maturities, AFS, by Contractual Maturity Year

	December 31, 2017		December 31, 2016
Contractual Maturity	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$844	$850	$722	$727
Over one year through five years	3,498	3,580	4,184	4,301
Over five years through ten years	3,178	3,321	3,562	3,649
Over ten years	8,238	9,830	8,258	9,303
Subtotal	15,758	17,581	16,726	17,980
Mortgage-backed and asset-backed securities	5,156	5,218	5,781	5,839
Total fixed maturities, AFS	$20,914	$22,799	$22,507	$23,819

Estimated maturities may differ from contractual maturities due to security call or prepayment provisions. Due to the potential for variability in payment speeds (i.e. prepayments or extensions), mortgage-backed and asset-backed securities are not categorized by contractual maturity.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Concentration of Credit Risk

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The Company had no investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company’s stockholder’s equity, other than the U.S. government and certain U.S. government securities as of December 31, 2017 or December 31, 2016. As of December 31, 2017, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were HSBC Holdings PLC, Microsoft Corporation, and National Grid PLC, which each comprised less than 1% of total invested assets. As of December 31, 2016, other than U.S. government and certain U.S. government agencies, the Company’s three largest exposures by issuer were National Grid PLC, HSBC Holdings PLC, and Oracle Corp., which each comprised less than 1% of total invested assets.

The Company’s three largest exposures by sector as of December 31, 2017, were financial services, utilities, and CMBS which comprised approximately 9%, 9% and 7%, respectively, of total invested assets. The Company’s three largest exposures by sector as of December 31, 2016 were financial services, utilities, and consumer non-cyclical which comprised approximately 10%, 9% and 7%, respectively, of total invested assets.

Unrealized Losses on AFS Securities

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2017

	Less Than 12 Months			12 Months or More			Total

	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$158	$157	$(1)	$219	$209	$(10)	$377	$366	$(11)
CDOs	242	242	—	37	37	—	279	279	—
CMBS	524	517	(7)	346	331	(15)	870	848	(22)
Corporate	1,082	1,074	(8)	779	755	(24)	1,861	1,829	(32)
Foreign govt./govt. agencies	60	59	(1)	35	34	(1)	95	93	(2)
Municipal	9	9	—	10	9	(1)	19	18	(1)
RMBS	288	287	(1)	28	27	(1)	316	314	(2)
U.S. Treasuries	382	380	(2)	38	37	(1)	420	417	(3)
Total fixed maturities, AFS	2,745	2,725	(20)	1,492	1,439	(53)	4,237	4,164	(73)
Equity securities, AFS	6	6	—	3	3	—	9	9	—
Total securities in an unrealized loss position	$2,751	$2,731	$(20)	$1,495	$1,442	$(53)	$4,246	$4,173	$(73)

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Unrealized Loss Aging for AFS Securities by Type and Length of Time as of December 31, 2016

	Less Than 12 Months			12 Months or More			Total
	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses	Amortized Cost	Fair Value	Unrealized Losses
ABS	$249	$248	$(1)	$265	$239	$(26)	$514	$487	$(27)
CDOs	325	325	—	210	208	(2)	535	533	(2)
CMBS	1,058	1,030	(28)	139	133	(6)	1,197	1,163	(34)
Corporate	2,535	2,464	(71)	402	378	(24)	2,937	2,842	(95)
Foreign govt./govt. agencies	164	155	(9)	6	5	(1)	170	160	(10)
Municipal	166	160	(6)	—	—	—	166	160	(6)
RMBS	548	535	(13)	198	195	(3)	746	730	(16)
U.S. Treasuries	385	371	(14)	—	—	—	385	371	(14)
Total fixed maturities, AFS	5,430	5,288	(142)	1,220	1,158	(62)	6,650	6,446	(204)
Equity securities, AFS	59	57	(2)	5	5	—	64	62	(2)
Total securities in an unrealized loss position	$5,489	$5,345	$(144)	$1,225	$1,163	$(62)	$6,714	$6,508	$(206)

As of December 31, 2017, AFS securities in an unrealized loss position consisted of 1,254 securities, primarily in the corporate and CMBS sector, which were depressed primarily due to an increase in interest rates and/or widening of credit spreads since the securities were purchased. As of December 31, 2017, 93% of these securities were depressed less than 20% of cost or amortized cost. The improvement in unrealized losses during 2017 was primarily attributable to tighter credit spreads.

Most of the securities depressed for twelve months or more primarily relate to student loan ABS, structured securities with exposure to commercial real estate, and corporate securities. Student loan ABS were primarily depressed because the securities have floating-rate coupons and have long-dated maturities, and current credit spreads are wider than when these securities were purchased. Corporate securities and commercial real estate securities were primarily depressed because current market spreads are wider than spreads at the securities’ respective purchase dates. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined in the preceding discussion.

Mortgage Loans

Mortgage Loan Valuation Allowances

Commercial mortgage loans are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. The Company reviews mortgage loans on a quarterly basis to identify potential credit losses. Among other factors, management reviews current and projected macroeconomic trends, such as unemployment rates, and property-specific factors such as rental rates, occupancy levels, LTV ratios and debt service coverage ratios (“DSCR”). In addition, the Company considers historical, current and projected delinquency rates and property values. Estimates of collectibility require the use of significant management judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower’s ability to pay and/or the value of underlying collateral such as changes in projected property value estimates.

For mortgage loans that are deemed impaired, a valuation allowance is established for the difference between the carrying amount and estimated value. The mortgage loan’s estimated value is most frequently the Company’s share of the fair value of the collateral but may also be the Company’s share of either (a) the present value of the expected future cash flows discounted at the loan’s effective interest rate or (b) the loan’s observable market price. A valuation allowance may be recorded for an individual loan or for a group of loans that have an LTV ratio of 90% or greater, a low DSCR or have other lower credit quality characteristics. Changes in valuation allowances are recorded in net realized capital gains and losses. Interest income on impaired loans is accrued to the extent it is deemed collectible and the borrowers continue to make payments under the original or restructured loan terms. The Company stops accruing interest income on loans when it is probable that the Company will not receive interest and principal payments according to the contractual terms of the loan agreement. The company resumes accruing interest income when it determines that sufficient collateral exists to satisfy the full amount of the loan principal and interest payments and when it is probable cash will be received in the foreseeable future. Interest income on defaulted loans is recognized when received.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

As of December 31, 2017, commercial mortgage loans had an amortized cost and carrying value of $2.9 billion, with no valuation allowance. As of December 31, 2016, commercial mortgage loans had an amortized cost of $2.8 billion, with a valuation allowance of $19 and a carrying value of $2.8 billion. Amortized cost represents carrying value prior to valuation allowances, if any.

As of December 31, 2017 and 2016, the carrying value of mortgage loans that had a valuation allowance was $0 and $31, respectively. There were no mortgage loans held-for-sale as of December 31, 2017 or December 31, 2016. As of December 31, 2017, the Company had an immaterial amount of mortgage loans that have had extensions or restructurings other than what is allowable under the original terms of the contract.

Valuation Allowance Activity

	For the years ended December 31,
	2017	2016	2015
Balance as of January 1	$(19)	$(19)	$(15)
(Additions)/Reversals	(1)	—	(4)
Deductions	20	—	—
Balance as of December 31	$—	$(19)	$(19)

The weighted-average LTV ratio of the Company’s commercial mortgage loan portfolio was 49% as of December 31, 2017, while the weighted-average LTV ratio at origination of these loans was 63%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan. The loan collateral values are updated no less than annually through reviews of the underlying properties. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property’s net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments. The weighted average DSCR of the Company’s commercial mortgage loan portfolio was 2.65x as of December 31, 2017. As of December 31, 2017 the Company held no delinquent commercial mortgages loan past due by 90 days or more. As of December 31, 2016, the Company held one delinquent commercial mortgage loan past due by 90 days or more. The loan had a total carrying value and valuation allowance of $15 and $16, respectively, and was not accruing income. Following the conclusion of the loan’s foreclosure process, the property transferred at its carrying value, net of the valuation allowance, to a real-estate owned investment during 2017. As of December 31, 2017, the real-estate owned investment had a total carrying value of $15.

Commercial Mortgage Loans Credit Quality

	December 31, 2017		December 31, 2016
Loan-to-value	Carrying Value	Avg. Debt-Service Coverage Ratio	Carrying Value	Avg. Debt-Service Coverage Ratio
Greater than 80%	$5	1.26x	$20	0.59x
65% - 80%	125	1.88x	182	2.17x
Less than 65%	2,742	2.69x	2,609	2.61x
Total commercial mortgage loans	$2,872	2.65x	$2,811	2.55x

Mortgage Loans by Region

	December 31, 2017		December 31, 2016

	Carrying Value	Percent of Total	Carrying Value	Percent of Total
East North Central	$62	2.1%	$54	1.9%
East South Central	14	0.5%	14	0.5%
Middle Atlantic	291	10.1%	237	8.4%
New England	92	3.2%	93	3.3%
Pacific	838	29.2%	814	29.0%
South Atlantic	608	21.2%	613	21.8%
West South Central	195	6.8%	128	4.6%
Other [1]	772	26.9%	858	30.5%
Total mortgage loans	$2,872	100%	$2,811	100%

[1]   Primarily represents loans collateralized by multiple properties in various regions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Mortgage Loans by Property Type

	December 31, 2017		December 31, 2016

	Carrying Value	Percent of Total	Carrying Value	Percent of Total
Commercial
Industrial	$743	25.9%	$793	28.2%
Lodging	24	0.8%	25	0.9%
Multifamily	662	23.0%	535	19.0%
Office	685	23.9%	605	21.5%
Retail	557	19.4%	611	21.8%
Other	201	7.0%	242	8.6%
Total mortgage loans	$2,872	100%	$2,811	100%

Variable Interest Entities

The Company is engaged with various special purpose entities and other entities that are deemed to be VIEs primarily as an investor through normal investment activities.

A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIEs to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s Condensed Consolidated Financial Statements. As of December 31, 2017 and December 31, 2016 the Company did not hold any VIEs for which it was the primary beneficiary.

Non-Consolidated VIEs

The Company, through normal investment activities, makes passive investments in limited partnerships and other alternative investments. Upon the adoption of the new consolidation guidance discussed above, these investments are now considered VIEs. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments. The Company’s maximum exposure to loss as of December 31, 2017 and December 31, 2016 is limited to the total carrying value of $900 and $859, respectively, which are included in limited partnerships and other alternative investments in the Company’s Consolidated Balance Sheets. As of December 31, 2017 and December 31, 2016, the Company has outstanding commitments totaling $673 and $497, respectively, whereby the Company is committed to fund these investments and may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. These investments are generally of a passive nature in that the Company does not take an active role in management.

In addition, the Company also makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are included in ABS, CDOs, CMBS and RMBS in the Available-for-Sale Securities table and fixed maturities, FVO, in the Company’s Consolidated Balance Sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIEs, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits and the Company’s inability to direct the activities that most significantly impact the economic performance of the VIEs. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.

Securities Lending, Repurchase Agreements and Other Collateral Transactions

The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through securities lending and repurchase agreements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Securities Lending

Under a securities lending program, the Company lends certain fixed maturities within the corporate, foreign government/government agencies, and municipal sectors as well as equity securities to qualifying third-party borrowers in return for collateral in the form of cash or securities. For domestic and non-domestic loaned securities, respectively, borrowers provide collateral of 102% and 105% of the fair value of the securities lent at the time of the loan. Borrowers will return the securities to the Company for cash or securities collateral at maturity dates generally of 90 days or less. Security collateral on deposit from counterparties in connection with securities lending transactions may not be sold or re-pledged, except in the event of default by the counterparty, and is not reflected on the Company’s Condensed Consolidated Balance Sheets. Additional collateral is obtained if the fair value of the collateral falls below 100% of the fair value of the loaned securities. The agreements provide the counterparty the right to sell or re-pledge the securities loaned. If cash, rather than securities, is received as collateral, the cash is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Condensed Consolidated Balance Sheets. Income associated with securities lending transactions is reported as a component of net investment income in the Company’s Condensed Consolidated Statements of Operations.

Repurchase Agreements

From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. These transactions generally have a contractual maturity of ninety days or less. Repurchase agreements include master netting provisions that provide both counterparties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company’s current positions do not meet the specific conditions for net presentation.

Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred when necessary and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company’s Condensed Consolidated Balance Sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company’s Condensed Consolidated Balance Sheets.

From time to time, the Company enters into reverse repurchase agreements where the Company purchases securities and simultaneously agrees to resell the same or substantially the same securities. The agreements require additional collateral to be transferred to the Company when necessary and the Company has the right to sell or re-pledge the securities received. The Company accounts for reverse repurchase agreements as collateralized financing.

Securities Lending and Repurchase Agreements

	December 31, 2017	December 31, 2016
	Fair Value	Fair Value
Securities Lending Transactions:
Gross amount of securities on loan	$674	$435
Gross amount of associated liability for collateral received [1]	$689	$446

Repurchase agreements:
Gross amount of recognized liabilities for repurchase agreements	$202	$118
Gross amount of collateral pledged related to repurchase agreements [2]	$206	$121

[1]        Cash collateral received is reinvested in fixed maturities, AFS and short term investments which are included in the Condensed Consolidated Balance Sheets. Amount includes additional securities collateral received of $1 and $26 million which are excluded from the Company’s Condensed Consolidated Balance Sheets as of December 31, 2017 and December 31, 2016, respectively.

[2]        Collateral pledged is included within fixed maturities, AFS and short term investments in the Company’s Condensed Consolidated Balance Sheets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3. Investments (continued)

Other Collateral Transactions

The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2017 and December 31, 2016, the fair value of securities on deposit was $22 and $21, respectively.

For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivative Instruments.

Equity Method Investments

The majority of the Company’s investments in limited partnerships and other alternative investments, including hedge funds, mortgage and real estate funds, and private equity and other funds (collectively, “limited partnerships”), are accounted for under the equity method of accounting. The Company’s maximum exposure to loss as of December 31, 2017 is limited to the total carrying value of $1.0 billion. In addition, the Company has outstanding commitments totaling approximately $683, to fund limited partnership and other alternative investments as of December 31, 2017. The Company’s investments in limited partnerships are generally of a passive nature in that the Company does not take an active role in the management of the limited partnerships. In 2017, aggregate investment income (losses) from limited partnerships and other alternative investments exceeded 10% of the Company’s pre-tax consolidated net income. Accordingly, the Company is disclosing aggregated summarized financial data for the Company’s limited partnership investments. This aggregated summarized financial data does not represent the Company’s proportionate share of limited partnership assets or earnings. Aggregate total assets of the limited partnerships in which the Company invested totaled $161.1 billion and $100.6 billion as of December 31, 2017 and 2016, respectively. Aggregate total liabilities of the limited partnerships in which the Company invested totaled $46.5 billion and $17.6 billion as of December 31, 2017 and 2016, respectively. Aggregate net investment income (loss) of the limited partnerships in which the Company invested totaled $1.8 billion, $0.9 billion and $0.8 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. Aggregate net income of the limited partnerships in which the Company invested totaled $8.1 billion, $7.4 billion, and $5.2 billion for the periods ended December 31, 2017, 2016 and 2015, respectively. As of, and for the period ended, December 31, 2017, the aggregated summarized financial data reflects the latest available financial information.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives

Derivative Instruments

The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, commodity market, credit spread, issuer default, price, and currency exchange rate risk or volatility. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies. The Company also may enter into and has previously issued financial instruments and products that either are accounted for as free-standing derivatives, such as certain reinsurance contracts, or as embedded derivative instruments, such as certain GMWB riders included with certain variable annuity products.

Strategies that Qualify for Hedge Accounting

Some of the Company’s derivatives satisfy hedge accounting requirements as outlined in Note 1 of these financial statements. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts. The hedge strategies by hedge accounting designation include:

Cash Flow Hedges

Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates. The Company has also entered into forward starting swap agreements to hedge the interest rate exposure related to the future purchase of fixed-rate securities, primarily to hedge interest rate risk inherent in the assumptions used to price certain product liabilities.

Foreign currency swaps are used to convert foreign currency-denominated cash flows related to certain investment receipts and liability payments to U.S. dollars in order to reduce cash flow fluctuations due to changes in currency rates.

Fair Value Hedges

The Company previously used interest rate swaps to hedge the changes in fair value of fixed maturity securities due to fluctuations in interest rates. These swaps were typically used to manage interest rate duration.

Non-qualifying Strategies

Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company’s variable annuity products as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities do not qualify for hedge accounting.

The non-qualifying strategies include:

Credit Contracts

Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.

Interest Rate Swaps, Swaptions, and Futures

The Company uses interest rate swaps, swaptions, and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of both December 31, 2017 and 2016, the notional amount of interest rate swaps in offsetting relationships was $2.7 billion.

Foreign Currency Swaps and Forwards

The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash and, previously, to hedge equity securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Fixed Payout Annuity Hedge

The Company has obligations for certain yen denominated fixed payout annuities under an assumed reinsurance contract. The Company invests in U.S. dollar denominated assets to support the assumed reinsurance liability. The Company has in place pay U.S. dollar, receive yen swap contracts to hedge the currency and yen interest rate exposure between the U.S. dollar denominated assets and the yen denominated fixed liability reinsurance payments.

Equity Index Swaps and Options

The Company enters into equity index options to hedge the impact of a decline in the equity markets on the investment portfolio. The Company previously entered into total return swaps to hedge equity risk of specific common stock investments which were accounted for using fair value option in order to align the accounting treatment within net realized capital gains (losses). In addition, the Company formerly offered certain equity indexed products that remain in force, a portion of which contained embedded derivatives that require changes in value to be bifurcated from the host contract. The Company uses equity index swaps to economically hedge the equity volatility risk associated with the equity indexed products.

Commodity Contracts

The Company has used put option contracts on oil futures to partially offset potential losses related to certain fixed maturity securities that could be impacted by changes in oil prices. These options were terminated at the end of 2015.

GMWB Derivatives, net

The Company formerly offered certain variable annuity products with GMWB riders. The GMWB product is a bifurcated embedded derivative (“GMWB product derivatives”) that has a notional value equal to the GRB. The Company uses reinsurance contracts to transfer a portion of its risk of loss due to GMWB. The reinsurance contracts covering GMWB (“GMWB reinsurance contracts”) are accounted for as free-standing derivatives with a notional amount equal to the GRB reinsured.

The Company utilizes derivatives (“GMWB hedging instruments”) as part of a dynamic hedging program designed to hedge a portion of the capital market risk exposures of the non-reinsured GMWB riders. The GMWB hedging instruments hedge changes in interest rates, equity market levels, and equity volatility. These derivatives include customized swaps, interest rate swaps and futures, and equity swaps, options and futures, on certain indices including the S&P 500 index, EAFE index and NASDAQ index. The Company retains the risk for differences between assumed and actual policyholder behavior and between the performance of the actively managed funds underlying the separate accounts and their respective indices.

GMWB Hedging Instruments

	Notional Amount		Fair Value
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Customized swaps	$5,023	$5,191	$59	$100
Equity swaps, options, and futures	1,407	1,362	(31)	(27)
Interest rate swaps and futures	3,022	3,703	39	21
Total	$9,452	$10,256	$67	$94

Macro Hedge Program

The Company utilizes equity swaps, options, forwards and futures to provide partial protection against the statutory tail scenario risk arising from GMWB and the GMDB liabilities on the Company’s statutory surplus. These derivatives cover some of the residual risks not otherwise covered by the dynamic hedging program.

Modified Coinsurance Reinsurance Contracts

As of December 31, 2017 and 2016, the Company had approximately $861 and $875, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. The assets are primarily held in a trust established by the Company. The Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results. As a result of this modified coinsurance arrangement, the Company has an embedded derivative that transfers to the reinsurer certain unrealized changes in fair value of investments subject to interest rate and credit risk. The notional amount of the embedded derivative reinsurance contracts are the invested assets which are carried at fair value and support the reinsured reserves.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivative Balance Sheet Classification

For reporting purposes, the Company has elected to offset within assets or liabilities based upon the net of the fair value amounts, income accruals, and related cash collateral receivables and payables of OTC derivative instruments executed in a legal entity and with the same counterparty under a master netting agreement, which provides the Company with the legal right of offset. The following fair value amounts do not include income accruals or related cash collateral receivables and payables, which are netted with derivative fair value amounts to determine balance sheet presentation. Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below. The Company’s derivative instruments are held for risk management purposes, unless otherwise noted in the following table. The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk. The following tables exclude investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements of Notes to the Consolidated Financial Statements.

	Net Derivatives				Asset Derivatives		Liability Derivatives
	Notional Amount		Fair Value		Fair Value		Fair Value
Hedge Designation/ Derivative Type	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016	Dec 31, 2017	Dec 31, 2016
Cash flow hedges
Interest rate swaps	$1,486	$1,794	$—	$7	$6	$9	$(6)	$(2)
Foreign currency swaps	182	164	(12)	(16)	5	10	(17)	(26)
Total cash flow hedges	1,668	1,958	(12)	(9)	11	19	(23)	(28)
Non-qualifying strategies
Interest rate contracts
Interest rate swaps and futures	3,219	2,774	(356)	(411)	339	249	(695)	(660)
Foreign exchange contracts
Foreign currency swaps and forwards	342	382	(6)	36	—	36	(6)	—
Fixed payout annuity hedge	540	804	(170)	(263)	—	—	(170)	(263)
Credit contracts
Credit derivatives that purchase credit protection	80	131	(3)	(3)	—	—	(3)	(3)
Credit derivatives that assume credit risk [1]	380	458	3	4	9	5	(6)	(1)
Credit derivatives in offsetting positions	200	1,006	1	(1)	9	16	(8)	(17)
Equity contracts
Equity index swaps and options	—	100	—	—	—	33	—	(33)
Variable annuity hedge program
GMWB product derivatives [2]	11,390	13,114	(75)	(241)	—	—	(75)	(241)
GMWB reinsurance contracts	2,372	2,709	35	73	35	73	—	—
GMWB hedging instruments	9,452	10,256	67	94	120	190	(53)	(96)
Macro hedge program	7,252	6,532	23	178	45	201	(22)	(23)
Other
Modified coinsurance reinsurance contracts	861	875	55	68	55	68	—	—
Total non-qualifying strategies	36,088	39,141	(426)	(466)	612	871	(1,038)	(1,337)
Total cash flow hedges, fair value hedges, and non-qualifying strategies	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)
Balance Sheet Location
Fixed maturities, available-for-sale	$39	$121	$—	$—	$—	$—	$—	$—
Other investments	10,340	12,732	135	235	302	325	(167)	(90)
Other liabilities	12,754	11,498	(588)	(577)	231	424	(819)	(1,001)
Reinsurance recoverables	3,233	3,584	90	141	90	141	—	—
Other policyholder funds and benefits payable	11,390	13,164	(75)	(274)	—	—	(75)	(274)
Total derivatives	$37,756	$41,099	$(438)	$(475)	$623	$890	$(1,061)	$(1,365)

[1]        The derivative instruments related to this strategy are held for other investment purposes.

[2]        These derivatives are embedded within liabilities and are not held for risk management purposes.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Offsetting of Derivative Assets/Liabilities

The following tables present the gross fair value amounts, the amounts offset, and net position of derivative instruments eligible for offset in the Company’s Consolidated Balance Sheets. Amounts offset include fair value amounts, income accruals and related cash collateral receivables and payables associated with derivative instruments that are traded under a common master netting agreement, as described in the preceding discussion. Also included in the tables are financial collateral receivables and payables, which are contractually permitted to be offset upon an event of default, although are disallowed for offsetting under U.S. GAAP.

	(i)	(ii)	(iii) = (i) - (ii)			(v) = (iii) - (iv)

			Net Amounts Presented in the Statement of Financial Position		Collateral Disallowed for Offset in the Statement of Financial Position
	Gross Amounts of Recognized Assets (Liabilities)	Gross Amounts Offset in the Statement of Financial Position	Derivative Assets [1] (Liabilities) [2]	Accrued Interest and Cash Collateral (Received) [3] Pledged [2]	Financial Collateral (Received) Pledged [4]	Net Amount
As of December 31, 2017
Other investments	$533	$491	$135	$(93)	$—	$42
Other liabilities	(986)	(307)	(588)	(91)	(674)	(5)
As of December 31, 2016
Other investments	$749	$588	$235	$(74)	$101	$60
Other liabilities	(1,091)	(396)	(577)	(118)	(655)	(40)

[1]        Included in other invested assets in the Company’s Consolidated Balance Sheets.

[2]        Included in other liabilities in the Company’s Consolidated Balance Sheets and is limited to the net derivative receivable associated with each counterparty.

[3]        Included in other investments in the Company’s Consolidated Balance Sheets and is limited to the net derivative payable associated with each counterparty.

[4]        Excludes collateral associated with exchange-traded derivative instruments.

Cash Flow Hedges

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing hedge ineffectiveness are recognized in current period earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

Derivatives in Cash Flow Hedging Relationships

	Gain (Loss) Recognized in OCI on Derivative (Effective Portion)
	2017	2016	2015
Interest rate swaps	$(13)	$(16)	$3
Foreign currency swaps	4	2	—
Total	$(9)	$(14)	$3

Derivatives in Cash Flow Hedging Relationships
		Gain (Loss) Reclassified from AOCI into Income (Effective Portion)
		2017	2016	2015
Interest rate swaps	Net realized capital (losses) gains	$(1)	$1	$(1)
Interest rate swaps	Net investment income	26	25	33
Foreign currency swaps	Net realized capital gains (losses)	11	(2)	(9)
Total		$36	$24	$23

During the years ended December 31, 2017, 2016, and 2015, the Company had no ineffectiveness recognized in income within net realized gains (losses).

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

As of December 31, 2017, the before-tax deferred net gains on derivative instruments recorded in AOCI that are expected to be reclassified to earnings during the next twelve months are $54. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.

During the years ended December 31, 2017, 2016, and 2015, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.

Fair Value Hedges

For derivative instruments that are designated and qualify as fair value hedges, the gain or loss on the derivatives as well as the offsetting loss or gain on the hedged items attributable to the hedged risk are recognized in current earnings. The Company includes the gain or loss on the derivative in the same line item as the offsetting loss or gain on the hedged item. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.

For the years ended December 31, 2017, 2016, and 2015, the Company recognized in income immaterial gains and (losses) for the ineffective portion of fair value hedges related to the derivative instrument and the hedged item.

Non-qualifying Strategies

For non-qualifying strategies, including embedded derivatives that are required to be bifurcated from their host contracts and accounted for as derivatives, the gain or loss on the derivative is recognized currently in earnings within net realized capital gains (losses).

Non-qualifying Strategies Gain (Loss) Recognized within Net Realized Capital Gains (Losses)
	December 31,
	2017	2016	2015
Variable annuity hedge program
GMWB product derivatives	$231	$88	$(59)
GMWB reinsurance contracts	(49)	(14)	17
GMWB hedging instruments	(134)	(112)	(45)
Macro hedge program	(260)	(163)	(46)
Total variable annuity hedge program	(212)	(201)	(133)
Foreign exchange contracts
Foreign currency swaps and forwards	(9)	32	5
Fixed payout annuity hedge	4	25	(21)
Total foreign exchange contracts	(5)	57	(16)
Other non-qualifying derivatives
Interest rate contracts
Interest rate swaps, swaptions, and futures	4	(18)	(7)
Credit contracts
Credit derivatives that purchase credit protection	(12)	(9)	3
Credit derivatives that assume credit risk	18	15	(4)
Equity contracts
Equity index swaps and options	3	30	19
Commodity contracts
Commodity options	—	—	(5)
Other
Modified coinsurance reinsurance contracts	(13)	(12)	46
Total other non-qualifying derivatives	(13)	(12)	46
Total [1]	$(217)	$(138)	$(97)

[1]        Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

Credit Risk Assumed through Credit Derivatives

The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company’s investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

As of December 31, 2017

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$120	$3	5 years	Corporate Credit/ Foreign Gov.	A-	$—	$—
Below investment grade risk exposure	43	—	Less than 1 Year	Corporate Credit	B	43	—
Basket credit default swaps [4]
Investment grade risk exposure	250	—	5 years	Corporate Credit	BBB+	—	—
Below investment grade risk exposure	22	2	3 years	Corporate Credit	B+	22	—
Investment grade risk exposure	15	(1)	4 years	CMBS Credit	A	5	—
Below investment grade risk exposure	30	(5)	Less than 1 Year	CMBS Credit	CCC	30	5
Total [5]	$480	$(1)				$100	$5

As of December 31, 2016

				Underlying Referenced Credit Obligation(s) [1]
Credit Derivative type by derivative risk exposure	Notional Amount [2]	Fair Value	Weighted Average Years to Maturity	Type	Average Credit Rating	Offsetting Notional Amount [3]	Offsetting Fair Value [3]
Single name credit default swaps
Investment grade risk exposure	$88	$—	3 years	Corporate Credit/ Foreign Gov.	A	$45	$—
Below investment grade risk exposure	43	—	1 year	Corporate Credit	B-	43	—
Basket credit default swaps [4]
Investment grade risk exposure	493	5	3 years	Corporate Credit	BBB+	225	(1)
Below investment grade risk exposure	22	2	4 years	Corporate Credit	B	22	(2)
Investment grade risk exposure	158	(2)	2 years	CMBS Credit	AA+	111	1
Below investment grade risk exposure	57	(13)	1 year	CMBS Credit	CCC	57	13
Embedded credit derivatives
Investment grade risk exposure	100	100	Less than 1 year	Corporate Credit	A+	—	—
Total [5]	$961	$92				$503	$11

[1]        The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, Fitch and Morningstar. If no rating is available from a rating agency, then an internally developed rating is used.

[2]        Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements, clearing house rules and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

[3]        The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of, or losses paid related to, the original swap.

[4]        Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

[5]        Excludes investments that contain an embedded credit derivative for which the Company has elected the fair value option. For further discussion, see the Fair Value Option section in Note 2 - Fair Value Measurements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

4. Derivatives (continued)

Derivative Collateral Arrangements

The Company enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2017 and 2016, the Company pledged cash collateral associated with derivative instruments with a fair value of $32 and $134, respectively, for which the collateral receivable has been primarily included within other assets on the Company’s Consolidated Balance Sheets. As of December 31, 2017 and 2016, the Company also pledged securities collateral associated with derivative instruments with a fair value of $729 and $830, respectively, which have been included in fixed maturities on the Consolidated Balance Sheets. The counterparties have the right to sell or re-pledge these securities.

As of December 31, 2017 and 2016, the Company accepted cash collateral associated with derivative instruments of $310 and $333, respectively, which was invested and recorded in the Consolidated Balance Sheets in fixed maturities and short-term investments with corresponding amounts recorded in other investments or other liabilities as determined by the Company’s election to offset on the balance sheet. The Company also accepted securities collateral as of December 31, 2016 with a fair value of $107, of which the Company has the ability to sell or repledge $81. As of December 31, 2017 the Company did not hold any securties collateral. As of December 31, 2017 and 2016, the Company had no repledged securities and did not sell any securities.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance

The Company cedes insurance to affiliated and unaffiliated insurers to enable the Company to manage capital and risk exposure. Such arrangements do not relieve the Company of its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company’s procedures include careful initial selection of its reinsurers, structuring agreements to provide collateral funds where necessary, and regularly monitoring the financial condition and ratings of its reinsurers.

Reinsurance Recoverables

Reinsurance recoverables include balances due from reinsurance companies and are presented net of an allowance for uncollectible reinsurance. Reinsurance recoverables include an estimate of the amount of gross losses and loss adjustment expense reserves that may be ceded under the terms of the reinsurance agreements, including incurred but not reported unpaid losses. The Company’s estimate of losses and loss adjustment expense reserves ceded to reinsurers is based on assumptions that are consistent with those used in establishing the gross reserves for business ceded to the reinsurance contracts. The Company calculates its ceded reinsurance projection based on the terms of any applicable reinsurance agreements, including an estimate of how incurred but not reported losses will ultimately be ceded under reinsurance agreements. Accordingly, the Company’s estimate of reinsurance recoverables is subject to similar risks and uncertainties as the estimate of the gross reserve for future policy benefits.

The Company’s reinsurance recoverables are summarized as follows:

	As of December 31,
Reinsurance Recoverables	2017	2016
Reserve for future policy benefits and other policyholder funds and benefits payable
Sold businesses (MassMutual and Prudential)	$19,448	$19,363
Other reinsurers	1,337	1,362
Gross reinsurance recoverables	$20,785	$20,725

As of December 31, 2017, the Company has reinsurance recoverables from MassMutual and Prudential of $8.3 billion and $11.1 billion, respectively. As of December 31, 2016, the Company has reinsurance recoverables from MassMutual and Prudential of $8.6 billion and $10.8 billion, respectively. The Company’s obligations to its direct policyholders that have been reinsured to MassMutual and Prudential are secured by invested assets held in trust. As of December 31, 2017, net of invested assets held in trust, the Company has no reinsurance-related concentrations of credit risk greater than 10% of the Company’s Consolidated Stockholder’s Equity.

No allowance for uncollectible reinsurance is required as of December 31, 2017 and December 31, 2016. The allowance for uncollectible reinsurance reflects management’s best estimate of reinsurance cessions that may be uncollectible in the future due to reinsurers’ unwillingness or inability to pay. The Company analyzes recent developments in commutation activity between reinsurers and cedants, recent trends in arbitration and litigation outcomes in disputes between reinsurers and cedants and the overall credit quality of the Company’s reinsurers. Based on this analysis, the Company may adjust the allowance for uncollectible reinsurance or charge off reinsurer balances that are determined to be uncollectible. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts, funds held accounts and group-wide offsets.

Due to the inherent uncertainties as to collection and the length of time before reinsurance recoverables become due, it is possible that future adjustments to the Company’s reinsurance recoverables, net of the allowance, could be required, which could have a material adverse effect on the Company’s consolidated results of operations or cash flows in a particular quarter or annual period.

Insurance Revenues

The effect of reinsurance on earned premiums, fee income and other is as follows:

	Year Ended December 31,
	2017	2016	2015
Gross earned premiums, fee income and other	$2,434	$2,659	$2,877
Reinsurance assumed	116	129	113
Reinsurance ceded	(1,539)	(1,616)	(1,801)
Net earned premiums, fee income and other	$1,011	$1,172	$1,189

The cost of reinsurance related to long-duration contracts is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies. Insurance recoveries on ceded reinsurance agreements, which reduce death and other benefits, were $1,150, $1,131, and $1,094 for the years ended December 31, 2017, 2016, and 2015, respectively. In addition, the Company has reinsured a portion of the risk associated with U.S. variable annuities and the associated GMDB and GMWB riders.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Reinsurance (continued)

The Company also maintains a reinsurance agreement with Hartford Life and Accident Insurance Company (“HLA”), whereby the Company has ceded all of its group life and group accident and health risk business to HLA. Under this treaty, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.

6. Deferred Policy Acquisition Costs

Changes in the DAC Balance
	For the years ended December 31,
	2017	2016	2015
Balance, beginning of period	$463	$542	$521
Deferred costs	2	7	7
Amortization — DAC	(51)	(40)	(82)
Amortization — Unlock benefit (charge), pre-tax	3	(74)	13
Adjustments to unrealized gains and losses on securities AFS and other	(12)	28	83
Balance, end of period	$405	$463	$542

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities

Changes in Reserves for Future Policy Benefits
	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2] [4]	Total
Liability balance as of January 1, 2017	$786	$2,627	$10,587	$14,000
Incurred [3]	185	313	777	1,275
Paid	(98)	—	(787)	(885)
Change in unrealized investment gains and losses	—	—	92	92
Liability balance as of December 31, 2017	$873	$2,940	$10,669	$14,482
Reinsurance recoverable asset, as of January 1, 2017	$432	$2,627	$1,697	$4,756
Incurred [3]	113	313	108	534
Paid	(81)	—	(63)	(144)
Reinsurance recoverable asset, as of December 31, 2017	$464	$2,940	$1,742	$5,146

	Universal Life-Type Contracts
	GMDB/GMWB [1]	Life Secondary Guarantees	Traditional Annuity and Other Contracts [2]	Total Future Policy Benefits
Liability balance as of January 1, 2016	$863	$2,313	$10,674	$13,850
Incurred [3]	37	314	671	1,022
Paid	(114)	—	(785)	(899)
Change in unrealized investment gains and losses	—	—	27	27
Liability balance as of December 31, 2016	$786	$2,627	$10,587	$14,000
Reinsurance recoverable asset, as of January 1, 2016	$523	$2,313	$1,823	$4,659
Incurred [3]	—	314	(56)	258
Paid	(91)	—	(70)	(161)
Reinsurance recoverable asset, as of December 31, 2016	$432	$2,627	$1,697	$4,756

[1]

These liability balances include all GMDB benefits, plus the life-contingent portion of GMWB benefits in excess of the return of the GRB. GMWB benefits up to the GRB are embedded derivatives held at fair value and are excluded from these balances.

[2]	Represents life-contingent reserves for which the company is subject to insurance and investment risk.
[3]	Includes the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.
[4]	Includes $285 of gross reserves and $288 of reinsurance recoverables that relates to business HLIC cedes to HLA.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7. Reserves for Future Policy Benefits and Separate Account Liabilities (continued)

Account Value by GMDB/GMWB Type as of December 31, 2017
	Account Value (“AV”) [8]	Net amount at Risk (“NAR”) [9]	Retained Net Amount at Risk (“RNAR”) [9]	Weighted Average Attained Age of Annuitant
MAV [1]
MAV only	$13,769	$1,995	$300	71
With 5% rollup [2]	1,152	131	41	72
With Earnings Protection Benefit Rider (“EPB”) [3]	3,498	541	82	71
With 5% rollup & EPB	477	108	23	73
Total MAV	18,896	2,775	446
Asset Protection Benefit (“APB”) [4]	10,107	92	62	70
Lifetime Income Benefit (“LIB”) – Death Benefit [5]	452	4	4	71
Reset [6] (5-7 years)	2,469	6	5	70
Return of Premium (“ROP”) [7] /Other	8,899	52	50	71
Subtotal Variable Annuity with GMDB/GMWB [10]	$40,823	$2,929	$567	71
Less: General Account Value with GMDB/GMWB	3,615
Subtotal Separate Account Liabilities with GMDB	37,208
Separate Account Liabilities without GMDB	78,626
Total Separate Account Liabilities	$115,834

[1]	MAV GMDB is the greatest of current AV, net premiums paid and the highest AV on any anniversary before age 80 years (adjusted for withdrawals).
[2]

Rollup GMDB is the greatest of the MAV, current AV, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 years or 100% of adjusted premiums.

[3]

EPB GMDB is the greatest of the MAV, current AV, or contract value plus a percentage of the contract’s growth. The contract’s growth is AV less premiums net of withdrawals, subject to a cap of 200% of premiums net withdrawals.

[4]	APB GMDB is the greater of current AV or MAV, not to exceed current AV plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).
[5]	LIB GMDB is the greatest of current AV; net premiums paid; or, for certain contracts, a benefit amount generally based on market performance that ratchets over time.
[6]	Reset GMDB is the greatest of current AV, net premiums paid and the most recent five to seven year anniversary AV before age 80 years (adjusted for withdrawals).
[7]	ROP GMDB is the greater of current AV and net premiums paid.
[8]	AV includes the contract holder’s investment in the separate account and the general account.
[9]

NAR is defined as the guaranteed minimum death benefit in excess of the current AV. RNAR represents NAR reduced for reinsurance. NAR and RNAR are highly sensitive to equity market movements and increase when equity markets decline.

[10]

Some variable annuity contracts with GMDB also have a life-contingent GMWB that may provide for benefits in excess of the return of the GRB. Such contracts included in this amount have $6.2 billion of total account value and weighted average attained age of 73 years. There is no NAR or retained NAR related to these contracts. Includes $1.9 billion of account value for contracts that had a GMDB at issue but no longer have a GMDB due to certain elections made by policyholders or their beneficiaries.

Account Balance Breakdown of Variable Separate Account Investments for Contracts with Guarantees
Asset type	December 31, 2017	December 31, 2016
Equity securities (including mutual funds)	$34,496	$33,880
Cash and cash equivalents	2,712	3,045
Total	$37,208	$36,925

As of December 31, 2017 and December 31, 2016, approximately 15% and 16% of the equity securities (including mutual funds), in the preceding table were funds invested in fixed income securities and approximately 85% and 84% were funds invested in equity securities.

For further information on guaranteed living benefits that are accounted for at fair value, such as GMWB, see Note 2 - Fair Value Measurements of Notes to Consolidated Financial Statements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8. Debt

Collateralized Advances

The Company is a member of the Federal Home Loan Bank of Boston (“FHLBB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLBB membership requires the company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The CTDOI will permit the Company to pledge up to $0.9 billion in qualifying assets to secure FHLBB advances for 2018. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the CTDOI in order to exceed these limits. As of December 31, 2017, the Company had no advances outstanding under the FHLBB facility.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Income Taxes

The provision (benefit) for income taxes consists of the following:

	For the years ended December 31,
	2017	2016	2015
Income Tax Expense (Benefit)
Current - U.S. Federal	$4	$2	$36
Deferred - U.S. Federal	418	72	(6)
Total income tax expense	$422	$74	$30

Deferred tax assets and liabilities on the consolidated balance sheets represent the tax consequences of differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets (liabilities) include the following:

	As of December 31,
Deferred Tax Assets	2017	2016
Tax basis deferred policy acquisition costs	$60	$101
Unearned premium reserve and other underwriting related reserves	4	6
Financial statement deferred policy acquisition costs and reserves	39	32
Investment-related items	155	135
Insurance product derivatives	12	79
Net operating loss carryover	681	1,155
Alternative minimum tax credit [1]	—	232
Foreign tax credit carryover	23	40
Other	29	191
Total Deferred Tax Assets	1,003	1,971
Deferred Tax Liabilities
Net unrealized gain on investments	(398)	(480)
Employee benefits	(49)	(54)
Total Deferred Tax Liabilities	(447)	(534)
Net Deferred Tax Assets	$556	$1,437

[1] Amount was reclassified to current tax receivable within other assets of the consolidated balance sheets.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Reform”). Tax Reform establishes new tax laws that will affect 2018, including, but not limited to, (1) reduction of the U.S. federal corporate income tax rate from 35% to 21%; (2) elimination of the corporate alternative minimum tax (AMT) and changing how existing AMT credits can be realized, (3) limitations on the deductibility of certain executive compensation, (4) changes to the discounting of statutory reserves for tax purposes, (5) modifications to the dividends received deduction, and (6) limitations on net operating losses (NOLs) generated after December 31, 2017 though there is no impact to the Company’s current NOL carryforwards.

In connection with our initial analysis of the impact of Tax Reform, the Company recorded a provisional net income tax expense of $396 in the period ending December 31, 2017. This net expense consists of a $379 reduction of The Company’s deferred tax assets primarily due to the reduction in the U.S. federal corporate income tax rate and a $17 sequestration fee payable associated with refundable AMT credits. Net of the sequestration fee payable, the Company’s AMT credits of $234 have been reclassified to a current income tax receivable within other assets in the accompanying consolidated balance sheets. Tax reform allows for the refund of AMT credits over time but no later than 2022.

For components where we have made provisional estimates of the impact of Tax Reform, particularly the estimated amount of sequestration fee payable, adjustments to income tax expense, if any, will be made in the period the adjustments become known in 2018.

Under a separate entity approach, no current tax benefits would have been required to be recorded to equity in 2017, 2016, or 2015.

The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Income Taxes (continued)

Net deferred income taxes include the future tax benefits associated with the net operating loss carryover and foreign tax credit carryover as follows:

Net Operating Loss Carryover

As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to net operating losses of $3,243 and $3,301, respectively. If unutilized, $3,240 of the losses expire from 2023-2036. Utilization of these loss carryovers is dependent upon the generation of sufficient future taxable income.

Most of the net operating loss carryover originated from the Company’s U.S. annuity business, including from the hedging program. Given the continued runoff of the U.S. fixed and variable annuity business, the exposure to taxable losses is significantly lessened. Accordingly, given the expected future ultimate parent’s consolidated group earnings, the Company believes sufficient taxable income will be generated in the future to utilize its net operating loss carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company’s estimate of the likely realization may change over time. As a condition of the close, in connection with the pending sale of HLI and subsidiaries, the Company will forego approximately $460 of deferred tax assets associated with net operating loss carryovers and foreign tax credits that will be retained by The Hartford. These deferred tax assets continue to be reflected as an asset in the accompanying financial statements as non-recoverability is contingent on the closing of the sale of the business.

Foreign Tax Credit Carryover

As of December 31, 2017 and 2016, the net deferred tax asset included the expected tax benefit attributable to foreign tax credit carryover of $23 and $40 respectively. The foreign tax credit carryovers expire from 2023 to 2024. These credits are available to offset regular federal income taxes from future taxable income and although the Company believes there will be sufficient future regular federal taxable income, there can be no certainty that future events will not affect the ability to utilize the credits. Additionally, the use of the foreign tax credits generally depends on the generation of sufficient taxable income to first utilize all of the U.S. net operating loss carryover. However, the Company has identified and purchased certain investments which allow for utilization of the foreign tax credits without first using the net operating loss carryover. Consequently, the Company believes it is more likely than not the foreign tax credit carryover will be fully realized. Accordingly, no valuation allowance has been provided.

Alternative Minimum Tax Credit and Foreign Tax Credit Carryover

As noted above, because AMT credits are refundable the Company reflected AMT credits, net of a sequestration fee payable, as a current tax receivable at its undiscounted amount and they are no longer included as deferred tax assets.

Including AMT credits, the Company has a current income tax receivable of $341 and $64 as of December 31, 2017 and 2016, respectively.

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. The federal audit of the years 2012 and 2013 was completed as of March 31, 2017 with no additional adjustments. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The Company’s unrecognized tax benefits are settled with the parent consistent with the terms of a tax sharing agreement. The Company’s effective tax rate for the year ended December 31, 2017 reflects a $3 net increase in the provision for income taxes from intercompany tax settlements.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

9. Income Taxes (continued)

A reconciliation of the tax provision at the U.S. Federal statutory rate to the provision (benefit) for income taxes is as follows:

	For the years ended December 31,
	2017	2016	2015
Tax provision at the U.S. federal statutory rate	$132	$125	$186
Dividends received deduction (“DRD”)	(102)	(76)	(152)
Foreign related investments	(7)	(7)	(3)
IRS audit adjustments	—	31	—
Tax Reform	396	—	—
Other	3	1	(1)
Provision for income taxes	$422	$74	$30

The separate account DRD is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Commitments and Contingencies

Contingencies Relating to Corporate Litigation and Regulatory Matters

Management evaluates each contingent matter separately. A loss is recorded if probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.

Litigation

The Company is involved in claims litigation arising in the ordinary course of business with respect to life, disability and accidental death and dismemberment insurance policies and with respect to annuity contracts. The Company accounts for such activity through the establishment of reserves for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the consolidated financial condition, results of operations or cash flows of the Company.

The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the consolidated financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s consolidated financial condition, results of operations or cash flows in particular quarterly or annual periods.

Lease Commitments

The rent paid to Hartford Fire Insurance Company (“Hartford Fire”) for operating leases was $2, $2 and $9 for the years ended December 31, 2017, 2016 and 2015, respectively.

Operating Leases
2018	$6
2019	5
2020	4
2021	3
2022	2
Thereafter	8
Total minimum lease payments	$28

Unfunded Commitments

As of December 31, 2017, the Company has outstanding commitments totaling $787, of which $683 is committed to fund limited partnership and other alternative investments, which may be called by the partnership during the commitment period to fund the purchase of new investments and partnership expenses. Additionally, $23 of the outstanding commitments relate to various funding obligations associated with private placement securities. The remaining outstanding commitments of $81 relate to mortgage loans the Company is expecting to fund in the first half of 2018.

Guaranty Fund and Other Insurance-related Assessments

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.

Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities in the Consolidated Balance Sheets. As of December 31, 2017 and 2016 the liability balance was $8. As of December 31, 2017 and 2016 amounts related to premium tax offsets of $11 and $15, respectively, were included in other assets.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10. Commitments and Contingencies (continued)

Derivative Commitments

Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a net liability position as of December 31, 2017, was $692. Of this $692 the legal entities have posted collateral of $847, which is inclusive of initial margin requirements, in the normal course of business. In addition, the Company has posted collateral of $31 associated with a customized GMWB derivative. Based on derivative market values as of December 31, 2017, a downgrade of one or two levels below the current financial strength ratings by either Moody’s or S&P would not require additional assets to be posted as collateral. These collateral amounts could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that we post, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.

On October 23, 2017, Moody’s lowered its counterparty credit and insurer financial strength ratings on Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company to Baa3. Given this downgrade action, termination rating triggers in two derivative counterparty relationships in which the Company has open derivative contracts were impacted. The Company has successfully re-negotiated the rating triggers with these counterparties. Accordingly, the Company does not expect the current hedging programs to be adversely impacted by the announcement of the downgrade of Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company. In addition, as a result of the downgrade of Hartford Life and Annuity Insurance Company, the Company is required to post an additional $9 of collateral related to a single counterparty relationship.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11. Transactions with Affiliates

Parent Company Transactions

Transactions of the Company with Hartford Fire Insurance Company (“Hartford Fire”), Hartford Holdings Inc. (“HHI”) and its affiliates relate principally to tax settlements, reinsurance, insurance coverage, rental and service fees, payment of dividends and capital contributions, and employee costs. In addition, the Company has issued structured settlement contracts to fund claims settlements of property casualty insurance companies and self -insured entities. In many cases, the structured settlement contracts are to fund claim settlements of the Company’s affiliated property and casualty companies whereby these property and casualty companies transferred funds to another affiliate of the Company to purchase the contracts. The Company had $0 and $53, respectively, of reserves for claim annuities purchased by affiliated entities as of December 31, 2017 and December 31, 2016, respectively. Reserves for annuities issued by the Company to The Hartford’s property and casualty subsidiaries to fund structured settlement payments where the claimant has not released The Hartford’s property and casualty subsidiaries of their primary obligation totaled $682 and $711 as of December 31, 2017 and 2016, respectively.

Substantially all general insurance expenses related to the Company are initially paid by The Hartford. Expenses are allocated to the Company using specific identification if available, or other applicable methods, that would include a blend of revenue, expense and capital.

The Company issued a guarantee to retirees and vested terminated employees of The Hartford Retirement Plan for U.S. Employees (the “Plan”) who retired or terminated prior to January 1, 2004 (the Retirees”). The Plan is sponsored by The Hartford. The guarantee is a commitment to pay all accrued benefits which the Retiree or the Retiree’s designated beneficiary is entitled to receive under the Plan in the event the Plan assets are insufficient to fund those benefits and The Hartford is unable to provide sufficient assets to fund those benefits. In June 2017, The Hartford purchased a group annuity contract with The Prudential Insurance Company of America and settled a portion of The Hartford’s benefit obligation, which included, among others, the Retirees. With the purchase of this group annuity contract, The Hartford has transferred its responsibility for the Retirees’ pension benefits to The Prudential Insurance Company of America, thereby causing the Plan to have no further liability with respect to any and all of the benefits of the Retirees. Accordingly, the discharge of the underlying pension obligation has extinguished the Company’s guarantee.

In 1990, Hartford Fire guaranteed the obligations of the Company with respect to life, accident and health insurance and annuity contracts issued after January 1, 1990. The guarantee was issued to provide an increased level of security to potential purchasers of the Company’s products. Although the guarantee was terminated in 1997, it still covers policies that were issued from 1990 to 1997. As of December 31, 2017 and December 31, 2016, no recoverables have been recorded for this guarantee, as the Company was able to meet these policyholder obligations.

Reinsurance Ceded to Affiliates

The Company maintains a reinsurance agreement with Hartford Life and Accident Insurance Company (“HLA”) whereby the Company cedes both group life and group accident and health risk. Under this agreement, the Company ceded group life premium of $27, $40, and $64 for the years ended December 31, 2017, 2016, and 2015, respectively. The Company ceded accident and health premiums to HLA of $70, $86, and $129 for the years ended December 31, 2017, 2016, and 2015, respectively.

Effective August 1, 2016, the Company recaptured a reinsurance agreement with HLA, a wholly owned subsidiary of Hartford Life, Inc. whereby the Company had ceded a single group annuity contract to HLA under a 100% quota share agreement. As a result of this recapture, the Company received a return of premium of $90 and increased reserves by $63 resulting in a recognized pre-tax gain of approximately $27.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

12. Statutory Results

The domestic insurance subsidiaries of the Company prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from U.S. GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners (“NAIC”), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP vary between domestic and foreign jurisdictions. The principal differences are that statutory financial statements do not reflect deferred policy acquisition costs and limit deferred income taxes, predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves, generally carry bonds at amortized cost and present reinsurance assets and liabilities net of reinsurance. For reporting purposes, statutory capital and surplus is referred to collectively as “statutory capital”.

Statutory net income and statutory capital are as follows:

	For the years ended December 31,
	2017	2016	2015
Combined statutory net income	$369	$349	$371
Statutory capital	$3,552	$4,398	$4,939

Statutory accounting practices do not consolidate the net income (loss) of subsidiaries that report under U.S. GAAP. The combined statutory net income above represents the total statutory net income of the Company, and its other insurance subsidiaries.

Regulatory Capital Requirements

The Company’s U.S. insurance companies’ states of domicile impose risk-based capital (“RBC”) requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company’s total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company’s capital is determined by the ratio of a company’s TAC to its Company Action Level, known as the “RBC ratio”. The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2017 and 2016. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

Dividends

Dividends to the Company from its insurance subsidiaries are restricted by insurance regulation. The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the state insurance commissioner for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31 of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. In addition, if any dividend of a domiciled insurer exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law, the dividend requires the prior approval of the domestic regulator. In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

In 2017, HLIC paid dividends of $1.4 billion of which $800 was a return of capital used by The Hartford to help fund the HLA acquisition of the Aetna’s U.S. group life and disability business. $550 of the $800 return of capital was funded through an extraordinary dividend from HLAI to the Company and approved by the CTDOI.

On December 4, 2017, The Hartford announced it had entered into a definitive agreement to sell the company’s parent, Hartford Life Inc., to a group of investors led by Cornell capital LLC, Atlas Merchant Capital LLC, TRB Advisors LP, Global Atlantic Financial Group, Pine Brook and J. Safara Group. Prior to the expected close in 2018, the Company anticipates paying an additional $300 in dividends to its parent, subject to approval by the CTDOI. The sale is anticipated to close by June 30, 2018, subject to regulatory approval and other closing conditions.

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Changes in and Reclassifications From Accumulated Other Comprehensive Income

Changes in AOCI, Net of Tax for the Year Ended December 31, 2017
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$693	$32	$(3)	$722
OCI before reclassifications	428	(5)	—	423
Amounts reclassified from AOCI	(99)	(23)	—	(122)
OCI, net of tax	329	(28)	—	301
Ending balance	$1,022	$4	$(3)	$1,023

Changes in AOCI, Net of Tax for the Year Ended December 31, 2016
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$539	$57	$(3)	$593
OCI before reclassifications	212	(9)	—	203
Amounts reclassified from AOCI	(58)	(16)	—	(74)
OCI, net of tax	154	(25)	—	129
Ending balance	$693	$32	$(3)	$722

Changes in AOCI, Net of Tax for the Year Ended December 31, 2015
	Changes in
	Net Unrealized Gain on Securities	Net Gain on Cash Flow Hedging Instruments	Foreign Currency Translation Adjustments	AOCI, net of tax
Beginning balance	$1,154	$70	$(3)	$1,221
OCI before reclassifications	(633)	2	—	(631)
Amounts reclassified from AOCI	18	(15)	—	3
OCI, net of tax	(615)	(13)	—	(628)
Ending balance	$539	$57	$(3)	$593

HARTFORD LIFE INSURANCE COMPANY AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

13. Changes In and Reclassifications From Accumulated Other Comprehensive Income (continued)

Reclassification from AOCI
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	Affected Line Item in the Consolidated Statement of Operations
Net Unrealized Gain on Securities
Available-for-sale securities	$153	$89	$(27)	Net realized capital losses
	153	89	(27)	Income before income taxes
	54	31	(9)	Income tax expense
	$99	$58	$(18)	Net (loss) income
Net Gains on Cash-Flow Hedging Instruments
Interest rate swaps	$(1)	$1	$(1)	Net realized capital losses
Interest rate swaps	26	25	33	Net investment income
Foreign currency swaps	11	(2)	(9)	Net realized capital losses
	36	24	23	Income before income taxes
	13	8	8	Income tax expense
	$23	$16	$15	Net (loss) income
Total amounts reclassified from AOCI	$122	$74	$(3)	Net (loss) income

14. Quarterly Results (Unaudited)

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2017	2016	2017	2016	2017	2016	2017	2016
Total revenues	$527	$487	$595	$622	$533	$702	$577	$571
Total benefits, losses and expenses	$441	$478	$450	$474	$462	$610	$503	$464
Net income	$75	$28	$112	$118	$83	$79	$(316)	$57

PART II

OTHER INFORMATION

ITEM 26.                   EXHIBITS

(1)                                 Resolution of the Board of Directors of Hartford authorizing the establishment of the Separate Account (1)

(2)                                 Not Applicable

(3)                                 (a)                                 Principal Underwriter Agreement (2)

(b)                                 Form of Sales Agreement (2)

(4)                                 Not Applicable

(5)                                 Form of Group Variable Funding Agreement (1)

(6)                                 (a)                                 Articles of Incorporation of Hartford (3)

(b)                                 Amended and Restated Bylaws of Hartford (4)

(7)                                 Not Applicable

(8)                                 Not Applicable

(9)                                 (a)                                 Form of Participation Agreement (1)

(9)                                 (b)                                 Reinsurance Agreement (2)

(10)                          Not Applicable

(11)                          Not Applicable

(12)                          Opinion and Consent of Christopher M. Grinnell, Vice President & Assistant General Counsel, Massachusetts Mutual Life Insurance Company, administrator and exclusive agent of Hartford Life Insurance Company Separate Account Twelve.

(13)                          (a)         Consent of Deloitte & Touche LLP

(b)         Consent of KPMG LLP

(14)                          Copy of Power of Attorney

(1)         Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement File No. 333-114401, filed on April 28, 2010.

(2)         Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement File No. 333-114401, filed on April 22, 2013.

(3)         Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement File No. 333-145655, filed on August 10, 2010.

(4)         Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement File No. 333-176150, filed on April 25, 2014.

ITEM 27.                   DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME	POSITION WITH HARTFORD
Thomas E. Bartell	Vice President
Ellen T. Below	Vice President
John B. Brady	Actuary, Vice President
Kathleen M. Bromage	Senior Vice President
Michael R. Chesman	Senior Vice President, Director of Taxes
Robert A. Cornell	Actuary, Vice President
Christopher S. Conner	Chief Compliance Officer of Separate Accounts
Christopher J. Dagnault(1)	Vice President
Michael R. Hazel	Vice President, Controller
Donna R. Jarvis	Actuary, Vice President
Brion S. Johnson	President, Chairman of the Board, Director*
Diane Krajewski	Vice President
David R. Kryzanski	Vice President
Lisa S. Levin	Corporate Secretary
Craig D. Morrow	Appointed Actuary, Vice President
Robert W. Paiano	Executive Vice President, Director*
Matthew J. Poznar	Senior Vice President, Director*
Lisa M. Proch	Vice President and Chief Compliance Officer of Talcott Resolution
David G. Robinson	Executive Vice President, General Counsel
Peter F. Sannizzaro	Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Robert R. Siracusa	Vice President

Unless otherwise indicated, the principal business address of each of the above individuals is One Hartford Plaza, Hartford, CT 06155.

(1) Address: 500 Bielenberg Drive, Woodbury, MN 55125

*   Denotes Board of Directors.

ITEM 28.                   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Filed herewith.

ITEM 29.                   INDEMNIFICATION

Section 33-776 of the Connecticut General Statutes states that: “a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive.”

Provision is made that the Corporation, to the fullest extent permissible by applicable law as then in effect, shall indemnify any individual who is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal (each, a “Proceeding”) because such individual is or was (i) a Director, or (ii) an officer or employee of the Corporation (for purposes of the by-laws, each an “Officer”), against obligations to pay judgments, settlements, penalties, fines or reasonable expenses (including counsel fees) incurred in a Proceeding if such Director or Officer: (l)(A) conducted him or herself in good faith; (B) reasonably believed (i) in the case of conduct in such person’s official capacity, which shall include service at the request of the Corporation as a director, officer or fiduciary of a Covered Entity (as defined below), that his or her conduct was in the best interests of the Corporation; and (ii) in all other cases, that his or her conduct was at least not opposed to the best interests of the Corporation; and (C) in the case of any criminal proceeding, such person had no reasonable cause to believe his or her conduct was unlawful; or (2) engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the Corporation’s Certificate, in each case, as determined in accordance with the procedures set forth in the by-laws. For purposes of the by-laws, a “Covered Entity” shall mean another corporation, partnership, joint venture, trust or other enterprise (including, without limitation, any employee benefit plan) in respect of which such person is serving at the request of the Corporation as a director, officer or fiduciary.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.                   PRINCIPAL UNDERWRITERS

(a)                       MMLD acts as principal underwriter for the following investment companies:

Hartford Life Insurance Company - Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company - Separate Account Two

Hartford Life Insurance Company - Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company - Separate Account Two (QP Variable Account)

Hartford Life Insurance Company - Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company - Separate Account Eleven

Hartford Life Insurance Company - Separate Account Twelve

(b) Officers and Member Representatives of MML Distributors, LLC

	POSITIONS AND OFFICES	PRINCIPAL BUSINESS
NAME	WITH UNDERWRITER	ADDRESS
Stephen Alibozek	Entity Contracting Officer	*
Edward K. Duch III	Assistant Secretary	*
Michael Fanning	Member Representative, MassMutual Holding LLC and Massachusetts Mutual Life Insurance Company	*
Bruce C. Frisbie	Assistant Treasurer	*
Brian Haendiges	Vice President	**
Nathan L. Hall	Chief Financial Officer Treasurer	**
Teresa Hassara	Vice President	**
Aruna Hobbs	Vice President	**
H. Bradford Hoffman	Chief Risk Officer	*
Kevin LaComb	Assistant Treasurer	*
Mario Morton	Registration Manager	*
Alyssa O’Connor	Assistant Secretary	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Todd Picken	Assistant Treasurer	*
Robert S. Rosenthal	Chief Legal Officer Vice President Secretary	*
Susan Scanlon	Chief Compliance Officer	*
Barbara Upton	Assistant Vice President and Continuing Education Officer	**
Donna Watson	Assistant Treasurer	**
Eric Wietsma	Chief Executive Officer President	**
Tina Wilson	Vice President	**

*                 Address: 1295 State Street, Springfield, MA 01111-0001

**          Address: 100 Bright Meadow Blvd., Enfield, CT 06082

ITEM 31.      LOCATION OF ACCOUNTS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Massachusetts Mutual Life Insurance Company, as administrator at 1295 State Street, Springfield, MA 01111.

ITEM 32.      MANAGEMENT SERVICES

All management contracts are discussed in Part I of this registration statement.

ITEM 33.      REPRESENTATION OF REASONABLENESS OF FEES

Hartford hereby represents that the aggregate fees and charges under the Agreement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Enfield, and State of Connecticut on this 30th day of April, 2018.

HARTFORD LIFE INSURANCE COMPANY -

SEPARATE ACCOUNT TWELVE

(Registrant)

By:	Brion S. Johnson	*By:	/s/ Sadie R. Gordon
	Brion S. Johnson		Sadie R. Gordon
	President and Chairman of the Board*		Attorney-In-Fact

HARTFORD LIFE INSURANCE COMPANY

(Depositor)

By:	Brion S. Johnson
Brion S. Johnson
President and Chairman of the Board*

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Brion S. Johnson, President, Chairman of the Board, Director*
Matthew J. Poznar, Senior Vice President, Director*	*By:	/s/ Sadie R. Gordon
Robert W. Paiano, Senior Vice President, Treasurer, Director*		Sadie R. Gordon
Peter F. Sannizzaro, Chief Accounting Officer, Chief Financial Officer, Senior Vice President*		Attorney-in-Fact
	Date:	April 30, 2018

EXHIBIT INDEX

(1)         Organizational Chart.

(2)         Opinion and Consent of Christopher M. Grinnell, Vice President & Assistant General Counsel, Massachusetts Mutual Life Insurance Company, administrator and exclusive agent of Hartford Life Insurance Company Separate Account Twelve.

(3)         (a)         Consent of Deloitte & Touche LLP.

(b)         Consent of KPMG LLP.

(4)         Copy of Power of Attorney.